EXHIBIT 10.17



                       SUBLEASE


             Kmart Corporation, Sublessor


           Central Coast Bancorp, Sublessee
        (Community Bank of Central California)


                   KMART NO. 3 748
                 491 Tres Pinos Road
                 Hollister, CA 95023


                      (Unit 103)



             SUBLEASE - TABLE OF CONTENTS


ARTICLE I GRANT AND TERM


Section 1.1                            Demised Premises
Section 1.2                              Length of Term
Section 1.3            Construction of Demised Premises
Section 1.4                       Intentionally Deleted
Section 1.5             When Demised Premises are Ready
                                         for Possession
Section 1.6                            Sublessee's Work
Section 1.7                       Intentionally Deleted

ARTICLE II RENT TAXES AND INSURANCE

Section 2.1                      Rent, Place of Payment
Section 2.2                         Annual Minimum Rent
Section 2.3                             Percentage Rent
Section 2.4                         Gross Sales Defined
Section 2.5                          Radius Restriction
Section 2.6                           Real Estate Taxes
Section 2.7                                 Other Taxes
Section 2.8                                   Insurance
Section 2.9               Sublessee's Payment of Taxes,
                    Insurance and Common Area Expenses;
                        Sublessee's Proportionate Share
Section 2.10                            Additional Rent

ARTICLE III   RECORDS AND REPORTS

Section 3.1                        Reports by Sublessee
Section 3.2                         Sublessee's Records
Section 3.3                  Sublessor's Right to Audit

ARTICLE IV    OPERATION AND MAINTENANCE OF COMMON AREAS

Section 4.1                 Designation of Common Areas
Section 4.2                Construction of Common Areas
Section 4.3     Common Areas to Remain Private Property
Section 4.4             Sublessee's Proportionate Share
                                 of Common Area Expense

ARTICLE V USE OF PREMISES

Section 5.1                             Use of Premises
Section 5.2                              Change of Name
Section 5.3                       Storage, Office Space
Section 5.4                            Care of Premises
Section 5.5             Sublessee's Obligation to Light
                                        Display Windows


ARTICLE VI    UTILITY SERVICES

Section 6.1           Sublessor's Obligation to Install
                        Utility Services and Option  to
                                   Supply Such Services
Section 6.2          Sublessee's Obligation for Payment


ARTICLE VIIMAINTENANCE OF DEMISED PREMISES

Section 7.1          Sublessor's Obligations for Repair
                                        and Maintenance
Section 7.2          Sublessee's Obligations for Repair
                                       and  Maintenance
Section 7.3               Abuse of Plumbing Walls, Etc.
Section 7.4                       Surrender of Premises


ARTICLE VIII SIGNS

Section 8.1                                       Signs


ARTICLE IX FIXTURES AND ALTERATIONS


Section 9.1        Sublessee's Fixtures and Alterations
Section 9.2           Sublessor's Changes and Additions


ARTICLE X INSURANCE AND INDEMNITY

Section 10.1                            Indemnification
Section 10.2         Increase in Fire Insurance Premium
Section 10.3  Sublessee's Obligation to Carry Property,
             Public Liability and Worker's Compensation
                                              Insurance
Section 10.4                Environmental Covenants and
                                        Indemnification

ARTICLE XI     RECEIVING DELIVERY AND SUBLESSEE PARKING

Section 11.1      Receiving and Delivery of Sublessee's
                  Merchandise and Disposition of Refuse
Section 11.2             Sublessee and Employee Parking


ARTICLE XII ASSIGNMENT AND SUBLETTING


Section 12.1                  Assignment and Subletting
Section 12.2                               By Sublessor


ARTICLE XIII ACCESS TO PREMISES


Section 13.1                Right of Entry by Sublessor
Section 13.2      Sublessor's Right to Exhibit Premises


ARTICLE XIV EMINENT DOMAIN


Section 14.1                         Total Condemnation
Section 14.2                       Partial Condemnation
Section 14.3        Sublessor's and Sublessee's Damages


ARTICLE XV DESTRUCTION OR DAMAGE TO DEMISED PREMISES


Section 15.1         Reconstruction of Damaged Premises
Section 15.2                      Waiver of Subrogation


ARTICLE XVI BANKRUPTCY AND INSOLVENCY


Section 16.1          Continuation of Obligations Under
                     This Sublease After Institution of
                                 Bankruptcy Proceedings
Section 16.2           Conditions to the Assumption and
                         Assignment of this Sublease in
                  Proceedings Under Chapter 7, 11 or 13
                                 of the Bankruptcy Code
Section 16.3        Conditions to the Assignment of the
                     Sublease in Bankruptcy Proceedings
Section 16.4       Sublessor's Option to Terminate Upon
                   Subsequent Bankruptcy Proceedings of
                                              Sublessee
Section 16.5                  Use and Occupancy Charges
Section 16.6      Sublessee's Interest Not Transferable
                      By Virtue of State Insolvency Law
                           Without Sublessor's  Consent
Section 16.7       Sublessor's Option to Terminate Upon
                   Insolvency of Sublessee or Guarantor
                  Under State Law or Upon Insolvency of
                 Guarantor Under Federal Bankruptcy Act

ARTICLE XVII DEFAULT OF THE SUBLESSEE

Section17.1                           Right to Re-enter
Section17.2                              Right to Relet
Section17.3                              Legal Expenses
Section 17.4             Waiver of Rights of Redemption
Section 17.5             Sublessee's Failure to Operate
                                           Continuously


ARTICLE XVIII WAIVER OF LIABILITY


Section 18.1                        Waiver of Liability


ARTICLE XIX


Section 19.1                      Intentionally Deleted


ARTICLE XX HOLDING OVER SUCCESSORS

Section 20.1                               Holding Over
Section 20.2                                 Successors



ARTICLE XXI SECURITY DEPOSIT


Section 21.1                           Security Deposit


ARTICLE XXII MISCELLANEOUS

Section 22.1                                 Non-Waiver
Section 22.2                              Subordination
Section 22.3                                    Notices
Section 22.4                             No Partnership
Section 22.5           No Liability for Loss and Damage
Section 22.6            Sublessor's Use of Common Areas
Section 22.7                                     Gender
Section 22.8             Sublessee's Acknowledgement of
                       Acceptance of Premises; Estoppel
                                            Certificate
Section 22.9                    Accord and Satisfaction
Section 22.10              Captions and Section Numbers
Section 22.11                        Partial Invalidity
Section 22.12                                 No Option
Section 22.13                                 Recording
Section 22.14                                     Liens
Section 22.15                        Brokers Commission
Section 22.16                             Force Majeure
Section 22.17                          Entire Agreement
Section 22.18                 Late Charges and Interest
Section 22.19                       Cumulative Remedies
Section 22.20                     Rules and Regulations
Section 22.21                                      Time
Section 22.22                                Attornment
Section 22.23         Merchants Association/Promotional
                                                   Fund
Section 22.24       Waiver of Trial by Jury; Injunction
Section 22.25                              Attachments:
      Exhibit "A", Legal Description
      Exhibit "B", Site Plan
      Exhibit "C", Construction Work
      Exhibit "D", Sign Design Criteria
      Exhibit "E", Space Layout
      Exhibit "F", Commencement Letter
      Exhibit "G", Guaranty
      Exhibit "H", Incorporated Sublease Terms, Rents
                   and Conditions





                       SUBLEASE



   THIS SUBLEASE  AGREEMENT,  made and entered into on
July 17, 2000,  by and between  KMART  CORPORATION,  a
Michigan   corporation,   (hereinafter   "Sublessor"),
whose  office  address is 3100 West Big  Beaver  Road,
Troy,  Michigan  48084,   Attention:   Vice  President
-Real Estate and Central Coast  Bancorp,  a California
corporation,    (hereinafter    "Sublessee"),    whose
principal   address  is  301  Main  Street,   Salinas,
California 93901, doing business as Community Bank of Central California.

                     WITNESSETH:


                      ARTICLE I


                    GRANT AND TERM

   Section  1.1   Demised   Premises.   Sublessor,   in
consideration   of  the   rent  to  be  paid  and  the
covenants to be performed  by  Sublessee,  does hereby
demise and  subleases  unto  Sublessee,  and Sublessee
hereby  takes  and  subleases  from  Sublessor,   that
certain  building  area having a  frontage,  measuring
from center of partition to center of  partition,  and
a depth,  measuring  from  outside  of wall to outside
of  wall,   altogether   totaling   approximately  the
square   feet  as  set   forth   within   Exhibit   H,
incorporated   herein,  the  boundaries  and  location
which are shown by cross  hatching and  designated  by
the name set forth in Section  5.2 and on Exhibit  "E"
which is  attached  hereto,  signed or  initialed  by
Sublessor  and Sublessee  and  incorporated  herein by
reference  (hereinafter the "Demised  Premises").  The
Demised  Premises  are now or  hereafter to be erected
within  the  shopping  center   development   commonly
known and  located  as set  forth  within  Exhibit  H,
incorporated  herein,  which is more  fully  described
on  Exhibit  "A"  attached  hereto  and  made  a  part
hereof  (hereinafter the "Shopping  Center").  Exhibit
"B" sets  forth the  general  layout  of the  Shopping
Center  and  shall  not be  deemed  to be a  warranty,
representation   or  agreement  on  the  part  of  the
Sublessor   that   said   Shopping   Center   will  be
constructed  exactly as  indicated  on said  Exhibits.
Sublessor may  increase,  reduce or change the number,
dimensions  or locations of the walks,  buildings  and
parking   areas   (in  any   manner   whatsoever)   as
Sublessor  shall in its sole  discretion  deem  proper
and Sublessor  reserves the right to make  alterations
or additions  to, and to build  additional  stories on
the  building  in  which  the  Demised   Premises  are
contained  and  to  modify  or  add  buildings  and/or
floors   adjoining   the  same  or  elsewhere  in  the
Shopping Center.

   The   exterior   walls  and  roof  of  the  Demised
Premises and the area beneath the Demised Premises are not demised hereunder, and the use thereof, together with the right to install, maintain, use, repair, and replace pipes, ducts, conduits, wires and structural elements leading through the Demised
Premises are hereby reserved unto Sublessor.


   Sublessor's   interest  in  the  Demised   Premises
arises  from  a  Lease,  dated  as  set  forth  within
Exhibit  H, and  incorporated  herein,  and  Sublessee
takes  expressly   subject  to  the   provisions,   as
amended,   of  said  "Master  Lease",   any  mortgage,
indenture,    permitted   exceptions,    declarations,
operating agreements, restrictions, easements, other agreements, and matters of record. Notwithstanding, Sublessee's interest in the Demised Premises shall also be subject to and subordinate to any existing or subsequent mortgage and/or financing in any form on the Demised Premises and/or the Shopping Center and/or any portion thereof, even if the same shall be modified, replaced, amended, renewed, extended, consolidated or supplemented from time to time.

   Section   1.2a  Term.  The  primary   term  of  this
Sublease  shall  commence  on the date as set forth in
Exhibit  H,  incorporated  herein,   (hereinafter  the
"Commencement  Date"),  and  shall  expire on the date
as set forth in Exhibit  H,  incorporated  herein,  or
unless  sooner  terminated  as  hereinafter  provided.
Promptly  after the  Commencement  Date has  occurred,
the  parties   shall  execute  and  attach  hereto  an
agreement in the form of Exhibit F hereto setting forth the dates upon which the term commenced and shall expire.

   As used  herein,  the term  "Sublease  Year"  shall
mean  the  twelve  (12)  consecutive  calendar  months
commencing  with  the   Commencement   Date  and  each
succeeding anniversary of such date thereafter. Any rent or other Sublessee payment due hereunder which is based on an annual (twelve months) charge shall be prorated to reflect any fractional Sublease Year.
If the Commencement Date is not on the first day of a calendar month, then the first payment of rent for the period between the Commencement Date and the first day of the first full calendar month shall be prorated on a daily basis for such period prior to the first full calendar month and shall be due and payable on the Rent Commencement Date, as hereinafter defined.
During the period following Sublessor's notice to Sublessee that the Demised Premises are ready for Sublessee's possession under this Section and prior to the Rent Commencement Date, all of the provisions of this Sublease shall be binding upon Sublessee
(other than the duty to pay Annual Minimum Rent), including but not limited to, construction, hold harmless, alterations and additions, property and liability insurance, liens, real estate taxes and common area maintenance.


   Section   l.2b  Option  to  Extend  Term.  Provided
Sublessor  is in control of the Demised  Premises  and
has  exercised  its  option  to extend  its  term,  as
applicable,  Sublessee may, at its option,  extend the
term  of  this  Sublease  for a  period  as set  forth
within  Exhibit  H,  incorporated  herein,  by  giving
written  notice  of such  extension  to  Sublessor  at
least NINE (9)  months,  but no more than  TWELVE (12)
months  prior to the  expiration  of the then  current
term. No exercise of any option  herein  granted shall
be  effective  if  Sublessee  is  in  default  in  any
material  respect  hereunder  at the time of  exercise
or  defaults  in any  material  respect  prior  to the
commencement  of the extended  term. Any extended term
of  this  Sublease  shall  be on the  same  terms  and
conditions as contained in this  Sublease  except that
the rent shall be  increased  as  provided  in Article
II hereof,  and except that  Sublessee  shall not have
any  options  to extend  beyond  the  period set forth
within   Exhibit  H,  or  beyond   Sublessor's   term,
whichever  terminates.   earlier.  The  extended  term
shall commence on the date of expiration of the primary term or the immediate preceding extended term, as applicable.


   Section 1.3  Construction  of Demised  Premises. The
parties  acknowledge  that  Sublessor has prior to the
Commencement  Date  constructed  on  the  site  of the
Shopping    Center    the    Demised    Premises    in
approximately the location as shown on Exhibit "B".


   Sublessee shall be permitted to install its trade fixtures so long as such activities do not interfere with other construction work. Sublessor shall have no responsibility or liability whatsoever for any loss of or damage to any fixtures or other equipment so installed or left upon the Demised Premises.


Section 1.4  Sublessor Not Liable For Delays Right of
Cancellation.
Intentionally Omitted.

   Section 1.5 When  Demised  Premises  are Ready for
Possession.  THE  DEMISED  PREMISES  ARE NOW READY FOR
OCCUPANCY  BY  SUBLESSEE  AND,  BY  EXECUTION  OF THIS
SUBLEASE,  SUBLESSEE  ACKNOWLEDGES  AND AGREES THAT IT
HAS INSPECTED  AND SHALL ACCEPT THE DEMISED  PREMISES,
THE  COMMON  AREAS  AND  THE  SHOPPING  CENTER  ON THE
COMMENCEMENT  DATE IN THEIR  THEN  'AS IS" AND  "WHERE
IS" PHYSICAL AND  ENVIRONMENTAL  CONDITION.  SUBLESSEE
ACKNOWLEDGES  AND AGREES THAT  NEITHER  SUBLESSOR  NOR
ITS  AGENTS  OR   EMPLOYEES   HAS  MADE  ANY   EXPRESS
WARRANTY  OR  REPRESENTATION  REGARDING  THE  PHYSICAL
CONDITION  OF OR ANY  ENVIRONMENTAL  CONDITION  ON THE
DEMISED PREMISES OR THE SHOPPING  CENTER,  THE QUALITY
OF MATERIAL OR  WORKMANSHIP  OF THE DEMISED  PREMISES,
LATENT  OR  PATENT,  OR THE  FITNESS  OF  THE  DEMISED
PREMISES FOR ANY PARTICULAR  USE OR PURPOSE,  AND THAT
NO SUCH  REPRESENTATION  OR WARRANTY  SHALL BE IMPLIED
BY LAW,  IT BEING  AGREED  THAT ALL SUCH  RISKS ARE TO
BE BORNE BY SUBLESSEE.


   Section 1.6  Sublessee's  Work.  Sublessee  shall at
its sole cost and  expense  perform  the  construction
obligations  with  respect  to  the  Demised  Premises
described   in   this   Sublease,    including   those
obligations   set  forth  in   Section  9  herein  and
Exhibit C attached hereto, fixture, stock and staff the Demised Premises and open for business to the general public.


Section 1.7 Late Opening. Intentionally Deleted.


                      ARTICLE II






              RENT, TAXES AND INSURANCE


   Section  2.1  Rent  Place  of  Payment.  Sublessee
shall pay to  Sublessor  during the term  hereof,  as
rental  for  the  Demised  Premises,   at  the  times
designated,  all of the amounts  designated herein as
Annual  Minimum  Rent,  Percentage  Rent,  additional
rent,   and  any  other   amount,   money  or  charge
required  to be paid.  pursuant  to the terms of this
Sublease  whether  or not the same may be  designated
by any such label or term.  All  amounts  required to
be paid  by  Sublessee  under  this  Sublease  shall,
unless  otherwise   specifically   stated,   be  paid
without any prior  demand  therefore  and without any
deduction  or  set-off   whatsoever  at   Sublessor's
address  set  forth  on  page 1 of this  Sublease  or
such  other  place as the  Sublessor  may  designate.
Should  Sublessor,   in  anyone  or  more  instances,
accept any payment that is late, such acceptance shall not be deemed a waiver of any of Sublessor's rights or any of Sublessee's obligations including, but not limited to, the obligation to pay all amounts due under this Sublease on or before the date designated herein for payment thereof.

   Section 2.2 Annual  Minimum Rent.  Sublessee  shall
pay in advance to  Sublessor  for the  original  term
of this  Sublease an aggregate  minimum  rental of at
least  the  amount  set  forth   within   Exhibit  H,
incorporated  herein,  (hereinafter  "Minimum Rent").
Sublessee's  obligation  to pay Annual  Minimum  Rent
shall  begin on the date as set forth in  Exhibit  H,
incorporated  herein,   ("Rent  Commencement  Date").
For so long as Sublessee shall not default in the payment of any sums due under this Sublease and shall not default under any of the other provisions of this Sublease, the Minimum Rent may be paid under the schedule set forth within Exhibit H, incorporated herein, (all amounts, unless otherwise provided, shall be paid in monthly installments, in advance on or before the first day of each calendar month).

   Notwithstanding  the foregoing  Rent  Commencement
Date,   Sublessee's   obligation  to  pay  all  other
charges  under  this  Sublease,   including  but  not
limited to common area maintenance charges, taxes, insurance, shall in no way be waived. Sublessee shall pay for such charges in advance on or before the first day of each calendar month throughout the Sublease Term including any extended or hold-over period. All Gross Sales during this period shall be added to the Gross Sales of the first Sublease Year for the purposes of calculating Percentage Rent or reporting Gross Sales, as applicable.


   In the event  Sublessee  exercises  its  option to
extend   Sublessee's  term  as  provided  in  Section
1.2(b),  Sublessee  shall pay in advance to Sublessor
for the option  term of this  Sublease  an  aggregate
minimum  rental  of at  least  the  amount(s)  as set
forth   in    Exhibit   H,    incorporated    herein,
(hereinafter   "Minimum   Rent").   For  so  long  as
Sublessee shall not default in the payment of any sums due under this Sublease and shall not default under any of the other provisions of this Sublease, the Minimum Rent may be paid under the schedule as set forth in Exhibit H, incorporated herein, (all amounts, unless otherwise provided, shall be paid in monthly installments, in advance on or before the first day of each calendar month).


   Section 2.3 Percentage  Rent. The Percentage  Rent,
if any,  shall  be as set  forth  within  Exhibit  H,
incorporated   herein.   Notwithstanding,   Sublessee
shall be required to report Gross Sales (as herein defined) pursuant to this Sublease upon Sublessor's request.

   Section  2.4 Gross  Sales  Defined. The term "Gross
Sales" as used  herein  shall  mean the total  amount
in dollars of the actual  sales  price,  whether  for
cash  or  otherwise,  of all  sales  of  merchandise,
service  and  other   receipts   whatsoever   of  all
business  conducted in or from the Demised  Premises,
including  mail  or  telephone   orders  received  or
filled at the Demised  Premises,  and  including  all
deposits not  refunded to  customers,  orders  taken,
although  said  orders may be filled  elsewhere,  and
sales or  service  by  Sublessee  and any  sublessee,
assignee,  concessionaire  or licensee  or  otherwise
in the  Demised  Premises;  provided,  however,  that
nothing   herein   shall   prevent   Sublessor   from
requiring  an  additional  or  different   percentage
rental as a condition  to approval of any  sublessee,
assignee,  concessionaire  or licensee  of  Sublessee
hereunder.  Gross Sales shall also  include (i) sales
from  vending  machines,  pay  telephones  and  video
games at the  Demised  Premises,  except  that  Gross
Sales shall  include only the net amount  received by
Sublessee   in  the   event   of   vending   machines
installed    by    other    than    Sublessee,    its
subtenant(s), assignee(s), concessionaire(s) or
licensee(s)  and (ii) rent or fees received by the
Sublessee  from any subtenant,  assignee,  licensee or
other  occupant of the Demised  Premises  (but only if
any  such  subtenant,   assignee,  licensee  or  other
occupant  does not have  sales or  services  which are
included  in  Gross  Sales).  No  deduction  shall  be
allowed  for  uncollected  or   uncollectible   credit
accounts.

   Gross  Sales  shall  not  include,   (i)  any  sums
collected  and paid out for any  sales or  excise  tax
imposed   by   any   duly   constituted   governmental
authority,  (ii) the exchange of  merchandise  between
the   stores  of   Sublessee,   if  any,   where  such
exchanges  of goods  or  merchandise  are made  solely
for  the  convenient  operation  of  the  business  of
Sublessee  and not for the purpose of  consummating  a
sale which has  theretofore  been made at, in, from or
upon the Demised  Premises,  and/or for the purpose of
depriving  Sublessor  of the  benefit  of a sale which
otherwise  would  be made  at,  in,  from or upon  the
Demised  Premises,  (iii)  the  amount of  returns  to
shippers  or  manufacturers,  (iv) the  amount  of any
cash or credit  refund  made  upon any sale  where the
merchandise   sold,   or   some   part   thereof,   is
thereafter  returned by the  customer  and accepted by
Sublessee,  or (v) the sale of  fixtures  after  their
use  in  the   conduct  of  business  in  the  Demised
Premises.

   Section 2.5 Radius  Restriction.During  the term of
this  Sublease,  neither  Sublessee  nor  any  person,
firm  nor  corporation  who or  which  controls  or is
controlled  by  Sublessee   directly  or   indirectly,
either  individually  or as a partner  r  stockholder,
or   otherwise,   shall   own,   operate   or   become
financially interested in any similar or competing business located within a radius of four (4) miles from the outside boundary of the Shopping Center.


   Section 2.6 Real Estate  Taxes.  During the term of
this   Sublease   and  any   renewals  or   extensions
thereof,   Sublessee  agrees  to  pay,  as  additional
rent,   its   Proportionate   Share  (as   hereinafter
defined)  of all real  estate  taxes and  assessments,
general and special,  and all  interest and  penalties
thereon  which may be levied or  imposed  or  assessed
during the term of this  Sublease,  or any  extensions
or renewals  thereof,  against the land  described  in
Exhibit  'A' and  the  improvements  located  thereon,
excluding,  however any  commercial  outparcels  which
are  separately  assessed.  In the event that separate
real  estate  taxes and  assessments  are  secured for
the Demised  Premises  and the land  beneath the same,
Sublessee  shall  pay  said  taxes  plus   Sublessee's
Proportionate  Share of any additional  taxes assessed
against  the land  described  in  Exhibit  'A' and the
buildings   and   common   areas   located    thereon.
Sublessee shall furnish receipts for the payment of any such taxes to Sublessor upon demand.


   Sublessee  shall  itself  pay  one  hundred  (100%)
percent of all real  property  taxes  assessed upon or
attributable    to   any    alterations,    additions,
installations,  improvements,  fixtures, machinery, or
equipment placed,  used,  constructed or installed in,
on, or about the Demised  Premises,  by  Sublessee  or
by Sublessor at the expense of  Sublessee,  regardless
of  whether  same  become a part of the real  property
and   regardless  of  whether  or  not  title  thereto
becomes  vested in the  Sublessor.  If for any  reason
any such taxes are  assessed  against  the  Sublessor,
then  the   Sublessee   shall,   upon  demand,   fully
reimburse the Sublessor therefor.


   Should   Sublessor  elect  to  initiate  an  appeal
regarding  real  estate  taxes  and   assessments  the
Sublessee  shall fully  cooperate  with  Sublessor  as
requested  by  Sublessor.  Sublessee  may,  at its own
expense,  contest  any  liens,  claims,  or charges of
any kind with  respect to the Demised  Premises  which
Sublessee   reasonably   believes   are   unlawful  or
excessive;    provided,    however,   if   Sublessee's
activities   increase  the  valuation  of  the  entire
Shopping  Center,  Sublessee  shall be  solely  liable
for  any  such  increase  and  Sublessee   shall,   if
Sublessor   requires  the  same,   furnish  reasonable
security  for the  payment  of any and all  liability,
cost  and   expense   which   may   arise   from  such
activities  prior  to  commencing  same.   Should  any
governmental  authority having jurisdiction  thereover
impose  a tax or  surcharge  of  any  kind  or  nature
upon,  against or with  respect to the  parking  areas
or the  number  of  parking  spaces  in  the  Shopping
Center,  such  tax  or  surcharge  shall  likewise  be
deemed to constitute a tax and/or  assessment  against
such land and such  buildings  for the purpose of this
Section and  Sublessee  shall be  obligated to pay its
proportionate  share thereof as provided  herein.  The
Proportionate  Share  to be  paid by  Sublessee  shall
also include  Sublessee's  Proportionate  Share of any
costs,   expenses  and  attorneys'  fees  incurred  by
Sublessor  in  connection  with  the  negotiation  for
reduction   in  the   assessed   valuation   of  land,
buildings  and  improvements  comprising  the Shopping
Center and any protest or contest of real estate taxes and/or assessments.


   Section 2.7 Other Taxes.  Sublessee  shall reimburse
Sublessor   upon  demand  for  the  following   taxes,
assessments,   levies  and   charges,   foreseen   and
unforeseen: (a) all taxes which are, at any time,
imposed or levied upon or assessed  against (i)
any  Annual  Minimum  Rent,  Percentage  Rent  or  any
additional  rent reserved or payable  hereunder or any
other sums payable by Sublessee  hereunder,  (ii) this
Sublease or the  leasehold  estate  hereby  created or
which arise in respect of the  operation,  possession,
occupancy  or use of the  Demised  Premises;  (b)  any
gross  receipts  or  similar  taxes  imposed or levied
upon,  assessed  against  or  measured  by any  Annual
Minimum  Rent,  Percentage  Rent,  additional  rent or
such other sums  payable by Sublessee  hereunder;  (c)
all  sales  and  use  taxes  which  may be  levied  or
assessed   against   or  payable   by   Sublessor   or
Sublessee  on  account  of the  acquisition,  leasing,
subleasing,  or  use of the  Demised  Premises  or any
portion  thereof,  or on account of any Annual Minimum
Rent,  Percentage  Rent or additional rent reserved or
payable   hereunder  or  any  other  sums  payable  by
Sublessee hereunder.


   Sublessee  shall pay before  delinquency  all:  (i)
municipal,  county,  and  state  taxes,  foreseen  and
unforeseen,   assessed   during   the   term  of  this
Sublease against any leasehold interest or personal property of any kind, owned by or placed in, upon or about the Demised Premises by the Sublessee; and
(ii) sales, use, excise, luxury and other taxes, foreseen and unforeseen, upon Sublessee's business or upon any sales made on or from the Demised
Premises.


   Notwithstanding  the  foregoing  provisions of this
Section,   Sublessee   shall   not  be   required   to
reimburse   Sublessor  for  any  franchise  or  income
taxes of Sublessor  (other than any gross  receipts or
similar  taxes   imposed  or  levied  upon,   assessed
against   or   measured   by  Annual   Minimum   Rent,
Percentage Rent, additional rent or any other sums payable by Sublessee hereunder), unless any such tax or charge is imposed upon or levied or assessed against Sublessor in substitution for or in place or reduction of any other tax, assessment, charge or levy referred to in this Article, in which case
Sublessee shall reimburse Sublessor therefor; all such taxes, if any, to be reimbursed by Sublessee to Sublessor shall be determined as if the Demised
Premises were the only property of Sublessor and the receipts from the Demised Premises were the only receipts of Sublessor.

   Section  2.8  Insurance.  The  Sublessee  shall also
pay   to   Sublessor,    as   additional   rent,   its
Proportionate   Share  of  any  premiums   payable  by
Sublessor   for   Property   Insurance   covering  the
buildings  and   improvements   situated   within  the
Shopping  Center  and  Liability   Insurance  covering
Sublessor's legal liabilities.  Sublessor's  "Property
Insurance"  (or similar term used  herein)  shall mean
the insurance  carried by Sublessor  from time to time
covering  risk  of  damage  to or  destruction  of the
buildings  and   improvements   situated   within  the
Shopping   Center   and/or  loss  of  rentals   caused
thereby,  including,  but not  limited  to, any of the
following  to the  extent  required  under the  Master
Lease or deemed  advisable  by  Sublessor  in its sole
determination:  fire,  tornado,  flood,  other perils,
vandalism,   malicious   mischief,   and   all   risk.
Sublessor's  "Liability  Insurance"  (or similar  term
used   herein)   shall  mean   insurance   carried  by
Sublessor from time to time insuring against cost, loss, damage or expense, incurred by reason of any claim, suit, liability or demand for bodily injury, death or property damage arising out of, pertaining to or involving Sublessor's maintenance and repair of the Common Areas.


   Notwithstanding  any  provisions  of this  Sublease
to the  contrary,  Sublessor  shall  have the right to
self-insure,  in  whole  or  part,  providing  its net
worth is maintained  in excess of ONE HUNDRED  MILLION
AND  NO/lOO  ($100,000,000.00)  Dollars.  In the event
Sublessor  elects to self-insure  then Sublessee shall
also  pay  its  Proportionate  Share  of an  estimated
premium  which would be due under a standard  property
and/or  liability  insurance  policy.  Sublessor  will
provide    Sublessee    with   specific    information
describing   the   basis   for   an   estimated   cost
attributed to a self-insurance.


   Should  there  be a  dispute  as to  the  estimated
premium  provided by Sublessor,  Sublessee  shall have
the right,  at its sole  expense,  to review same with
no more than three  insurance  companies  rated as A +
according to Best's  Insurance  Reports,  (hereinafter
"Consulting  Insurers"),  as to the  reasonableness of
Sublessor's  premium  assessment  in light of  factors
including,  but not  limited to, the  shopping  center
location  and  size,  demographics,  and the  physical
characteristics     of    the    Shopping     Center's
improvements.  Should  the  Consulting  Insurers  find
Sublessor's    estimated    premium   to   be   either
unreasonably  higher  or  lower  in  light  of all the
circumstances  than the local  prevailing  market rate
then  Sublessor  and  Sublessee   shall  agree  on  an
adjusted premium which shall then take effect on a non-retroactive basis.


Section 2.9  Sublessee's  Payment of Taxes  Insurance
and    Common  Area   Expenses:  Proportionate  Share.
Sublessee's  Proportionate  Share  shall  mean  and be
equal to a fraction, the  numerator of which  shall be
the number of square feet of floor area in the Demised
Premises, and the  denominator  of which  shall be the
total number of square feet of then constructed  gross
leasable floor area in the Shopping Center. Sublessee's
Proportionate  Share  of all of  the  aforesaid  taxes
and assessments,  insurance premiums,  and common area
expenses   (as  provided  in  Article  IV)  levied  or
assessed  for or  during  the  term  hereof,  and  all
other   charges   to  be  paid  by   Sublessee   on  a
proportionate  basis  under  this  Sublease  shall  be
paid  to  Sublessor  in  monthly  installments  on  or
before  the  first  day of  each  calendar  month,  in
advance,  in  an  amount  estimated  by  Sublessor  or
Sublessor  may  elect,  at its  sole  option,  to bill
such amounts in arrears;  provided,  that in the event
Sublessor  is  required  under any  mortgage  covering
the  Shopping  Center to escrow real estate  taxes and
insurance,  Sublessor  may, but shall not be obligated
to, use the amount  required  to be so  escrowed  as a
basis for its  estimate  of the  monthly  installments
due from  Sublessee  hereunder.  Upon  receipt  of all
bills for  taxes,  assessments,  insurance  and Common
Area  expenses,  attributable  to  any  calendar  year
during  the  term  hereof,   Sublessor  shall  furnish
Sublessee  with a  written  statement  of  the  actual
amount of  Sublessee's  Proportionate  Share  thereof.
In  the  event  no  tax  bill  or  insurance  bill  is
available,  Sublessor  will compute the amount of such
tax  and  insurance.  If  the  total  amount  paid  by
Sublessee  under this  Section for any  calendar  year
during  the term of this  Sublease  shall be less than
the actual  amount due from  Sublessee  for such year,
as shown on such  statement,  Sublessee  shall  pay to
Sublessor  the  difference  between the amount paid by
Sublessee and the actual  amount due, such  deficiency
to be paid  within  ten (10)  days  after  Sublessor's
delivery of such.  statement;  and if the total amount
paid by,  Sublessee  hereunder  for any such  calendar
year  shall   exceed  such  actual   amount  due  from
Sublessee for such calendar year, such excess shall be credited against the next installment of taxes and assessments and insurance due from Sublessee to Sublessor hereunder.

   All  amounts  due  hereunder  shall be  payable  to
Sublessor  at the place where the Annual  Minimum Rent
is  payable.  For the  calendar  years  in  which  the
Sublease   Term   commences   and   terminates,    the
provisions  of  these   Sections   shall  apply,   and
Sublessee's  liability for its Proportionate  Share of
any  taxes  and  assessments  and  insurance  for such
year shall be subject to a pro rata  adjustment  based
on the  number of days of said  calendar  year  during
which the term of this  Sublease is in effect.  A copy
of  a  tax  bill  or  assessment  or  insurance   bill
submitted by Sublessor  to Sublessee  (or  Sublessor's
good faith  calculation  if no such bill is available)
shall  at all  times  be  sufficient  evidence  of the
amount  of  taxes  and/or  assessments  and  insurance
assessed  or  levied  against  the  property  to which
such  bill  relates.  Prior to or at the  commencement
of the term of this  Sublease  and  from  time to time
thereafter  throughout  the  term  hereof,   Sublessor
shall  notify  Sublessee  in  writing  of  Sublessor's
estimate  of  Sublessee's  monthly   installments  due
hereunder. Sublessor's and Sublessee's obligations under this Section shall survive the expiration of the term of this Sublease.


   Section 2.10  Additional Rent. The Sublessee  shall
also pay,  as  additional  rent,  any other  money and
charges  required to be paid  pursuant to the terms of
this  Sublease,   whether  or  not  the  same  may  be
designated  "additional  rent".  If  such  amounts  or
charges  are not  paid at the  time  provided  in this
Sublease,   such  amounts  shall  be   collectible  as
additional  rent  with  the next  installment  of rent
thereafter  falling due hereunder,  but nothing herein
contained  shall be  deemed  to  suspend  or delay the
payment  of any  amount of money or charge at the time
the same becomes due and payable  hereunder,  or limit
any other remedy of the  Sublessor.  All such payments
shall be made by  Sublessee  to Sublessor at the place
where  the  Annual   Minimum  Rent  is  payable,   and
without any deductions or set off whatsoever.


                     ARTICLE III


                 RECORDS AND REPORTS


   Section 3.1 Reports by  Sublessee.  Within  fifteen
(15) days  after the end of each  Three (3)  calendar
months,  or any portion thereof,  during the Sublease
Term,   Sublessee   shall   furnish  to  Sublessor  a
statement  signed and  verified by  Sublessee  (or by
an    authorized    officer   if   Sublessee   be   a
corporation)  of the  Sublessee's  Gross Sales during
such  Three (3)  month  period  or  portion  thereof.
Within  sixty  (60)  days  after  the  close  of each
Sublease Year,  Sublessee  shall deliver to Sublessor
a  statement  of Gross  Sales for each such  Sublease
Year   showing  the  Gross  Sales  made  during  such
Sublease   Year,   certified  by  a  duly   qualified
officer of  Sublessee  as being  true,  complete  and
correct,  and  signed  by  an  independent  certified
public  accountant  employed  by  Sublessee,  to  the
effect that  nothing came to their  attention  during
their    review   of   the    schedules    supporting
Sublessee's  computation  of Gross  Sales which would
cause   them  to   believe   such   computation   was
inaccurate   or  that  any  Gross   Sales   were  not
included   therein.   Sublessee   shall  deliver  the
statements referred to herein to Sublessor at the same address where Rent is then being paid.

   Section 3.2  Sublessee's  Records. Sublessee  shall
keep  in  the  Demised   Premises  or  in  some  other
location  within  the  metropolitan  area in which the
Demised  Premises are located,  a permanent,  accurate
and complete set of books and records,  in  accordance
with  generally   accepted   accounting   methods  and
principles,  of all sales of merchandise  and services
and all revenue  derived from any  business  conducted
in the  Demised  Premises,  whether  included in Gross
Sales or not,  during  each  day of the  term  hereof,
together  with  all  supporting   records.   Sublessee
further agrees that it and its subtenants shall keep, retain and preserve these records for at least two (2) years after the expiration of each Sublease
Year.


   Section 3.3  Sublessor's  Right to Audit. Sublessor
shall  have the  right,  after  five (5) days  written
notice,  to have its employees,  mortgagees or outside
auditors  conduct a special audit of  Sublessee's  and
its  subtenant's  books  and  records   pertaining  to
sales,  services,  and  business  conducted  on, in or
from  the  Demised  Premises.   If  such  audit  shall
disclose a  discrepancy  of more than one percent (1%)
of  Gross  Sales,  Sublessee  shall  promptly  pay  to
Sublessor  twice  the cost of said  audit or  $500.00,
whichever  is greater,  in addition to the  deficiency
in Percentage  Rent,  which amount shall be payable in
any  event  If such  discrepancy  is more  than  three
percent  (3%) of Gross Sales,  or if  Sublessee  shall
fail  to  permit   inspection   and/or  audit  of  its
records,  Sublessor  shall have the further  remedy by
not less than ten (10) days  notice  to  Sublessee  to
declare  this   Sublease   terminated  on  account  of
Sublessee's  failure  to  properly  report  its  Gross
Sales.   Sublessor  shall  have  the  right  to  audit
Sublessee's  books  and  records  for a period  of two
(2) years after the close of each Sublease Year.


                      ARTICLE IV


      OPERATION AND MAINTENANCE OF COMMON AREAS

   Section  4.1   Designation   of  Common  Areas. The
"Common   Areas"  shall  include  the  parking  areas,
access  roads and  facilities  which may be  furnished
by   Sublessor   within  the  Shopping   Center,   the
employee   parking   areas,   the  truckway  or  ways,
driveways,  pedestrian sidewalks,  ramps,  landscaping
and   planting   areas,   fences,   retaining   walls,
retention   ponds,   if  any,  and  all  other  areas,
buildings  and  improvements  which may be provided by
the  Sublessor  for the  general  use in common of the
tenants  of  the  Shopping  Center,   their  officers,
agents, employees and customers and all lighting and drainage facilities incident thereto.


   Section   4.2   Construction   of  Common   Areas.
Sublessor   shall   hard-surface,    properly   drain,
landscape  and  light  the  parking  area  or  parking
areas,   together  with  the  necessary  access  roads
within  the  limits of the  Shopping  Center.  The use
arid   occupancy  by  the  Sublessee  of  the  Demised
Premises  shall  include  the use of the Common  Areas
during the term  hereof,  in common with all others to
whom  Sublessor has granted or  hereinafter  may grant
rights to use same.  Sublessor  shall operate,  manage
and  maintain  the  Common  Areas   during the term of
the  Sublease.  The manner in which the  Common  Areas
shall  be  used,  maintained  and  operated,  and  the
expenditures   therefor   shall   be   at   the   sole
discretion of Sublessor and the use of such areas shall be subject to such regulations as Sublessor, in its sole discretion, shall make from time to time. Sublessor may at any time temporarily close any Common Area to make repairs or changes in such area or to discourage non-customer parking.

   Section  4.3  Common  Areas  to  Remain   Private
Property.  In order  to  establish  that the  Shopping
Center,  and  any  portion  thereof;   are  and  shall
continue to remain private  property,  Sublessor shall
have the  unrestricted  right in the Sublessor's  sole
discretion,   with  respect  to  the  entire  Shopping
Center and/or any portion thereof controlled by the Sublessor, to close the same to the general public for at least one (1) day in each calendar year, and in connection therewith to seal off all entrances to the Shopping Center or any portion thereof.

   Section 4.4  Sublessee's  Proportionate  Share of
Common  Area   Expenses.  Sublessee   shall  pay,  in
addition to the rental,  additional  rental and other
charges  set forth in  Article  II of this  Sublease,
Sublessee's  Proportionate  Share  of all  costs  and
expenses  of every kind and nature  paid or  incurred
by  Sublessor  in  operating,   managing,  equipping,
policing,  lighting, draining,  repairing,  replacing
and   maintaining  the  Common  Areas  and  providing
security therefor. Such costs and expenses shall
include,  but not be  limited  to:  illumination  and
maintenance  of the  Shopping  Center  and its signs,
whether   the  signs  are   located  on  or  off  the
Shopping  Center  site;  cleaning,  lighting and snow
removal  from,  and all repair and  replacements  of,
parking  areas and  driveways;  removal of  excessive
accumulations  of snow,  ice or  water  from the roof
surfaces;  management  fees paid  parties  other than
Sublessor;  line painting, and landscaping;  premiums
for   liability,   property   damage  and   workmen's
compensation  insurance,   wages,  personal  property
taxes, supplies;  and the reasonable  depreciation of
equipment  used in the  operation of the Common Areas
(but there shall be  excluded  the  original  cost of
such  equipment  and  original  cost of  constructing
the Common  Areas);  and an amount  equal to ten 10%)
percent  of the total of all of the  foregoing  costs
and  expenses  to  cover  Sublessor's  administrative
costs.  The   Proportionate   Share  to  be  paid  by
Sublessee  shall  be  computed  and  paid in the same
manner  as  taxes  and   insurance   as  provided  in
Article II of this Sublease.


                      ARTICLE V


                   USE OF PREMISES

   Section  5.1 Use of Premises.  Sublessee  shall use
and   occupy   the   Demised   Premises   during  the
continuance  of this Sublease  solely for the purpose
as set forth within Exhibit H,  incorporated  herein,
and  for  no  other  purposes   without  the  written
consent of  Sublessor.  If any  governmental  license
or  permit  shall  be  required  for the  proper  and
lawful  conduct  of  Sublessee's  business  or  other
activity  carried on in the Demised  Premises or if a
failure  to procure  such a license  or permit  might
or  would,  in  any  way,  affect  Sublessor  or  the
Shopping  Center,  then  Sublessee,   at  Sublessee's
expense,  shall duly procure and thereafter  maintain
such  license  or  permit  and  submit  the  same for
inspection by Sublessor.  Sublessee,  at  Sublessee's
expense,   shall  at  all  times   comply   with  the
requirements   of  each  such   license   or  permit.
Sublessee  shall  continuously  operate  one  hundred
(100%)  percent of the  Demised  Premises  during the
entire term of this  Sublease for the purpose  stated
in this  Sublease,  conducting  Sublessee's  business
diligently,  energetically,  and in a high  class and
reputable  manner.  Sublessee  shall  maintain on the
Demised  Premises  a  substantial   stock  of  goods,
wares  and  merchandise  and  equipment  adequate  to
assure    successful    operation   of    Sublessee's
business.  Sublessee shall keep the Demised  Premises
open and  available  for  business  activity  therein
during  all  usual  days  and  hours  for  such  type
business  in the  vicinity  so long as same  does not
conflict   with   the   Shopping   Center   hours  of
operation  hereinafter  stated  or such  periods  and
hours as may be set by the  Sublessor  at its  option
during  the term of this  Sublease.  Sublessee  shall
include  the address  and  identity  of its  business
activity   in   the    Demised    Premises   in   all
advertisements   made  by   Sublessee  in  which  the
address and identity of any other local business activity of like character conducted by Sublessee shall be mentioned, and shall not divert elsewhere any trade, commerce or business which ordinarily would be transacted by Sublessee in or from the Demised Premises. No auction, liquidation, going out of business, fire or bankruptcy sales may be conducted in the Demised Premises. Sublessee shall have absolute freedom to determine its own selling prices and sales practices. Sublessee shall not do any act tending to injure the reputation of the Shopping Center as determined by Sublessor.

   Sublessee  shall at all times operate its business
in  a  lawful  manner  and  in  compliance  with  all
applicable laws, statutes,  ordinances,  regulations,
codes and orders.  Sublessee  shall not:  (i) use the
Common Areas for its own business  purposes;  or (ii)
solicit  business  in  the  Common  Areas;  or  (iii)
distribute   or   place   any   handbills   or  other
advertising matter in or on automobiles parked in the parking area or in other Common Areas.


   Sublessee  will be  required  to  maintain  normal
business   operations   pursuant  to  the   following
schedule:


   Monday -9:00 a.m. to 5:00 p.m. (Other Hours Optional)
   Tuesday -9:00 a.m. to 5:00 p.m. (Other Hours Optional)
   Wednesday- 9:00 a.m. to 5:00 p.m. (Other Hours Optional)
   Thursday -9:00 a.m. to 5:00 p.m. (Other Hours Optional)
   Friday -9:00 a.m. to 6:00 p.m. (Other Hours Optional)
   Saturday -All Hours Optional
   Sunday -All Hours Optional



   Section 5.2 Change of Name.  Sublessee's  advertised
name, as used by Sublessee for  identification  of the
business  operated in the Demised  Premises,  shall be
as set forth within  Exhibit H,  incorporated  herein.
Sublessee  shall not change  such  advertised  name of
the   business   operated  in  the  Demised   Premises
without the written consent of the Sublessor.


   Section 5.3 Storage  Office Space.  Sublessee  shall
warehouse,   store   and/or   stock  in  the   Demised
Premises  only such goods,  wares and  merchandise  as
Sublessee  intends  to offer for sale at  retail,  at,
in,  from or upon the  Demised  Premises.  This  shall
not  preclude   occasional   emergency   transfers  of
merchandise  to the  other  stores  of  Sublessee,  if
any,  not located in the  Shopping  Center.  Sublessee
shall use for office,  clerical  or other  non-selling
purposes  only such space in the  Demised  Premises as
is  from  time  to  time   reasonably   required   for
Sublessee's business in the Demised Premises.


   Section 5.4 Care of Premises.  (a)  Sublessee  shall
not perform any acts or carry on any  practices  which
may injure  the  building  or be a nuisance  or menace
to other  tenants  in the  Shopping  Center  and shall
keep the  premises  under its control,  including  the
show  windows,   sidewalks,   service   corridors  and
receiving  and loading  areas  adjacent to the Demised
Premises,  orderly,  neat,  safe,  clean and free from
rubbish,  dirt,  snow and ice at all times.  Sublessee
shall store all trash and  garbage  within the Demised
Premises  and arrange for the regular  pick-up of such
trash  and  garbage  at  Sublessee's  expense.  In the
event   Sublessor   shall   provide   any  service  or
facilities for such pickup,  then  Sublessee  shall be
obligated and shall pay a  Proportionate  Share of the
actual  cost  thereof.  Sublessee  shall  not burn any
trash  or  garbage  of any  kind  within  the  Demised
Premises or Shopping  Center.  In the event  Sublessee
fails to keep the Demised  Premises  in the  condition
called  for  above,   Sublessor  may  enter  upon  the
Demised Premises and have all rubbish, dirt, trash and garbage removed and the sidewalks cleaned, in which event Sublessee agrees to pay all charges incurred by Sublessor therefor. Said charges shall be paid to the Sublessor by Sublessee as soon as a bill is presented to it and the Sublessor shall have the same remedy as is provided in Article XVII of this Sublease in the event of Sublessee's failure to pay said charges within ten (10) days after being billed therefor.

   (b)  Sublessee   shall  not  keep  or  display  any
merchandise  or signs  on or  otherwise  obstruct  the
sidewalks   or   areaways   adjacent  to  the  Demised
Premises.  Sublessee shall not use,  permit,  or allow
the use of any  portion  of the  Demised  Premises  as
sleeping   apartments,   lodging  rooms,  or  for  any
immoral  or   unlawful   purposes.   Sublessee   shall
maintain  the  show  windows  and  signs  in neat  and
clean  condition.  Sublessee shall not permit noise or
odors in the Demised  Premises  which are  objected to
by   Sublessor  or  any  tenant  or  occupant  of  the
Shopping   Center,   and  upon  written   notice  from
Sublessor,   Sublessee  shall  immediately  cease  and
desist  from  causing  such  noise or odor.  No radio,
television,    loudspeakers,     phonographs,    sound
amplifiers   or   other   similar   device   shall  be
installed exterior to the Demised Premises and no aerial shall be erected on the roof or exterior walls of the building in which the Demised Premises are located. Sublessor may direct the use of all pest extermination and scavenger contractors at such intervals as Sublessor may require.

   Section  5.5  Sublessee's   Obligation  to  Light
Display  Windows. If requested by Sublessor,  Sublessee
shall  keep  the   display   windows  in  the  Demised
Premises  well lighted from dusk until 11:00 P.M.,  or
such   other   reasonable   time  as   determined   by
Sublessor, during each and every day of the term of this Sublease, unless prevented by causes beyond the control of Sublessee.


                      ARTICLE VI


                   UTILITY SERVICES


Section  6.1   Sublessor's   Obligation  to  Install
Utility  Services and Option to Supply Such  Services.
Sublessor  shall cause to be installed  the  necessary
mains  and  conduits  in order  that  water  and sewer
facilities  and  electricity  may be  available to the
Demised  Premises.   Sublessor  is  not  obligated  to
supply   facilities  to  make  gas  available  to  the
Demised  Premises.  If Sublessee shall use water,  gas
and/or  electricity  for any  purpose  in the  Demised
Premises  and  Sublessor  shall  elect to  supply  the
water,   gas  and/or   electricity,   Sublessee  shall
accept and use the same as tendered by Sublessor and pay therefor at the applicable rates filed with the proper regulating authority and in effect from time to time covering such services.




   Section 6.2  Sublessee's  Obligation for Payment.
Sublessee   shall  be  solely   responsible   for  and
promptly pay all charges, when due, for water, gas, electricity, heat, sewer, and any other utility used upon or furnished to the Demised Premises, including but not limited to such amounts as Sublessor has expended for service tap-in fees, metering fees and other fees of a similar nature pertaining to the Demised Premises.


   Payment   for   any   and   all   water,   gas  and
electricity   used  by  Sublessee,   if  furnished  by
Sublessor,  shall be made  monthly and within ten (10)
days of the  presentation  by  Sublessor  to Sublessee
of bills  therefor.  Sublessor shall have the right to
cut   off   and   discontinue,   without   notice   to
Sublessee,  said water,  gas and  electricity,  or any
other   service   (regardless   of   whether   or  not
furnished  by  Sublessor)   whenever  and  during  any
period  for  which  bills  for the same or rent or any
other   obligations   under  this   Sublease  are  not
promptly paid by Sublessee.


   The   obligation  of  Sublessee  to  pay  for  such
utilities   as   provided  in  this   Sublease   shall
commence  as of the  date on which  possession  of the
Demised    Premises   is   delivered   to   Sublessee,
notwithstanding any other provision of this Sublease.


                     ARTICLE VII


           MAINTENANCE OF DEMISED PREMISES


   Section  7.1  Sublessor's  Obligations  for Repair
and Maintenance.  Sublessor,  after  receiving  written
notice  from  the  Sublessee  and  having   reasonable
opportunity   thereafter   to  obtain  the   necessary
workmen  therefor,   shall  keep  in  good  order  and
repair  the  foundation,  roof and outer  walls of the
Demised  Premises  but  not  the  exterior  entrances,
doors,  door frames,  closure  devices,  window glass,
window  casings or moldings,  window  frames,  windows
or   any   of   the   hardware   or    appliances   or
appurtenances  of  said  entrances,  doors  or  window
casings,   window   frames   and   windows,   or   any
attachment  thereto  or  attachments  to  the  Demised
Premises  used  in  connection  therewith;   provided,
however,  that  Sublessor  shall  not be  called on to
make any  repairs  to areas  for  which  Sublessor  is
responsible  if the repairs are made  necessary by the
act,   negligence  or  omission  of   Sublessee,   its
subtenants,   assignees,   concessionaires   or  their
respective agents,  employees,  invitees or licensees,
and the  Sublessee  shall make all  repairs  resulting
therefrom.  Sublessor's  obligation  with  respect  to
repairs to and  maintenance  of the  Demised  Premises
shall  be  only  as   expressly   set  forth  in  this
Section.  Notwithstanding  anything  to  the  contrary
contained  herein,  Sublessee  shall be obligated,  at
its own  expense,  to repair any damage to the roof or
outer  walls  of  the  Demised  Premises  caused  by a
breaking  and entering of the Demised  Premises;  said
repairs  shall  be   coordinated   with  Sublessor  to
prevent  Sublessor's  roof  warranty,   if  any,  from
being  canceled   and/or  the  breach  of  Sublessor's
lease, if any.


   Section  7.2  Sublessee's  Obligations  for Repair
and  Maintenance.  Except  as  specifically   otherwise
provided in the  immediately  preceding  Section,  the
Sublessee  shall at its own  expense at all times take
good care of and keep the Demised  Premises  and every
part thereof,  including, but without limitation,  all
walls,  floors,   ceilings,   partitions,   additions,
alterations,    doors,   closure   devices,   windows,
fixtures,   hardware,   equipment  and   appurtenances
thereof  (including  lighting,  sprinkling,   heating,
plumbing,   and  air  conditioning  systems,  in  good
order,  condition  and  repair,  and  Sublessee  shall
replace such systems,  accessories,  appurtenances and
related equipment as necessary  (including  reasonably
periodic  interior  painting and  replacement of floor
coverings as  determined by  Sublessor).  If Sublessee
refuses  or  neglects  to  repair  and   maintain  the
Demised  Premises  as  required  under this  Sublease,
and to the  satisfaction of the Sublessor,  as soon as
possible  after written  demand  therefore,  Sublessor
may  make  any  such  repairs  and  perform  any  such
maintenance  without  liability to  Sublessee  for any
loss  or  damage   that  may  accrue  to   Sublessee's
merchandise,   fixtures,   or  other  property  or  to
Sublessee's  business  by  reason  thereof,  and  upon
completion  thereof  Sublessee shall pay as additional
rent,    upon    presentation    of   bill   therefor,
Sublessor's   costs  for  making   such   repairs  and
maintenance  plus  twenty  (20%)  percent  thereof for
overhead.    Sublessee    further    covenants    that
throughout  the  Sublease  Term,  it  shall at its own
expense:  (1) make all  repairs  and  replacements  in
and about the Demised  Premises  necessary to preserve
them  in  good  order  and  condition   (except  those
specifically    required   of    Sublessor   in   this
Sublease),  which  repairs and  replacements  shall be
at least  equal in  quality to the  original  work and
to  promptly  pay the  expenses  of such  repairs  and
replacements;  (2)  suffer  no waste or  injury to the
Demised  Premises;  (3)  give  prompt  notice  to  the
Sublessor   of  any  damage  that  may  occur  to  the
Demised  Premises;  (4) keep and  maintain the Demised
Premises  in clean,  sanitary  and safe  condition  in
accordance  with the  laws of the  state  wherein  the
Demised  Premises  is located and in  accordance  with
all  directions,  rules and  regulations of the health
officer,  fire marshal,  building inspector,  or other
proper officials of the  governmental  agencies having
jurisdiction  and  to  execute  and  comply  with  all
laws,  rules,  orders,  ordinances and  regulations at
any  time  issued  or  in  force,  applicable  to  the
Demised   Premises  or  to  the  Sublessee's  use  and
occupancy  thereof  of the  Municipal,  City,  County,
State  and  Federal  governments  and each  and  every
department,  bureau and  official  thereof  and of the
Board  of  Fire   Underwriters   having   jurisdiction
thereof,  including  installation  and  maintenance of
fire  extinguishers and other fire protection  devices
as may be  required  from  time to time by any  agency
having   jurisdiction   thereof   or   the   insurance
underwriters   insuring  the  building  in  which  the
Demised Premises are located.


   Sublessee  agrees to keep the plate glass  insured
with a responsible  Insurance  Company in the name of
the  Sublessor  and to deliver the policy or policies
to  Sublessor,   and  upon  its  failure  to  do  so,
Sublessor  may place  such  insurance  and charge the
same  to  the  Sublessee;   provided,   however,  the
failure  on the part of the  Sublessor  to place such
insurance   does  not   release  the   Sublessee   of
liability for any damage to such plate glass.


   Section 7.3 Abuse of Plumbing  Walls. The  plumbing
facilities  shall not be used for any  other  purpose
than  that  for  which  they  are  constructed,   and
Sublessee shall not permit or suffer any foreign substance of any kind to be thrown therein, and the cost of repair or replacement necessitated by any breakage, stoppage, or damage (whether on or off the Demised Premises) resulting from a violation of this provision shall be home by Sublessee. The
Sublessee, its employees or agents, shall not alter or deface any walls, ceilings, partitions, floors, wood, stone, or iron work without the Sublessor's prior written consent.

   Section   7.4   Surrender   of   Premises. At  the
expiration of the tenancy hereby  created,  Sublessee
shall  surrender  the  Demised  Premises  in the same
condition  as  the  Demised  Premises  were  in  upon
delivery   of   possession   thereof  to   Sublessee,
reasonable   wear  and  tear   excepted,   and  shall
surrender  all  keys  for  the  Demised  Premises  to
Sublessor  at the place  then  fixed for the  payment
of  rent   and   shall   inform   Sublessor   of  all
combinations on locks, safes and vaults, if any, located in the Demised Premises. Sublessee shall fully comply with the provisions of Article IX of this Sublease prior to surrendering the Demised
Premises to Sublessor. Sublessee's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this Sublease. Sublessee shall further leave the Demised
Premises in a broom clean condition with all trash and debris removed from the Shopping Center and shall remove all of Sublessee's signs from both the interior and exterior of the Demised Premises in such a manner so as to not cause damage to the walls or other areas.

                     ARTICLE VIII


                        SIGNS


   Section  8.1  Signs. Sublessee  shall not erect or
install  any  exterior  signs,  exterior  or interior
window  or  door  signs  or  advertising   media,  or
window or door  lettering  or  placards  without  the
prior written  consent of Sublessor.  Sublessee shall
not  install  any   exterior   lighting  or  plumbing
fixtures,   shades  or  awnings,   or  any   exterior
decorations or painting, or build any fences or make any changes to the storefront without the previous written consent of Sublessor.


   Within 60 days of opening  Sublessee  shall  erect
one  exterior  sign in  accordance  with the criteria
described  in Exhibit  "D",  Sign  Control,  which is
attached  and  incorporated  herein,  and as outlined
in    Sublessor's    prior   written    approval   of
Sublessee's  design.  Sublessor's review and approval
of  Sublessee's  sign design and/or package shall not
imply  that  the  design  and/or  legal  requirements
have  been met and  Sublessee  warrants  that it will
rely   solely   upon  its  own   employees,   agents,
contractors,   and  consultants  in  connection  with
such   compliance.    Sublessee   shall   be   solely
responsible    for    complying    with   all   legal
requirements and for obtaining all permits and any violations thereof.



                      ARTICLE IX

               FIXTURES AND ALTERATIONS


   Section 9.1 Sublessee's  Fixtures and Alterations.
Sublessee  shall not modify or alter the  exterior of
the  Demised   Premises   nor  make  any   structural
alterations  to  the  Demised   Premises.   Sublessee
shall not make any  significant  modification  to the
interior of the Demised Premises  including,  but not
limited to the  mechanical,  electrical,  plumbing or
architectural  systems,  or any part thereof  without
the prior  written  consent of  Sublessor.  Sublessee
shall  present to the  Sublessor  detailed  plans and
specifications  for  any  modifications   desired  by
Sublessee  at the time such  approval is sought.  Any
damage  caused to the  Demised  Premises  and/or  the
common   areas  of  the  Shopping   Center,   or  the
facilities   serving  the  same,  by  virtue  of  any
alteration, addition or improvement installed by Sublessee, whether authorized or unauthorized by Sublessor, shall be the responsibility of Sublessee and Sublessee shall be liable for any necessary repairs.


Sublessee   shall  not   commence   any  work   until
detailed plans and  specifications  for such work are
submitted by Sublessee  within the time  requirements
of  Exhibits C and D to  Sublessor  and are  approved
in  writing  by  Sublessor,  in its sole  discretion,
with   Sublessor   reserving  the  right  to  inspect
during   and   after    Sublessee's    buildout   and
improvements.   Sublessor's  consent  and  review  of
Sublessee's plans and  specifications  and inspection
of Sublessee's  buildout and  improvements  shall not
imply that Sublessor has  ascertained  that such use,
plans  and   specifications,   and  buildout   and/or
improvements  comply  with  the  requirements  of any
local,  state or  federal  law,  rule or  regulation;
and  Sublessee  warrants  that  it will  rely  solely
upon  its own  employees,  agents,  contractors,  and
consultants  in  connection  with  such   compliance.
Sublessor shall have no  responsibility  or liability
whatsoever  for  any  loss  of,  or  damage  to,  any
improvements,   fixtures   or  other   equipment   so
installed or left upon the Demised Premises.

All     alterations,      decorations,     additions,
improvements   and   fixtures,   other   than   trade
fixtures,  which  shall be made or  installed  by the
Sublessee  upon the  Demised  Premises  and  which in
any  manner  are  attached  to the  floors,  walls or
ceilings,   shall   remain   the   property   of  the
Sublessee  for the term of this  Sublease;  provided,
however,   that   such   alterations,    decorations,
additions, improvements and fixtures shall not be removed from the Demised Premises without the prior consent in writing from the Sublessor.


Upon the  termination  or expiration of this Sublease
the  Sublessee  shall at its own expense  remove such
alterations,   decorations,  additions,  improvements
and  fixtures as the  Sublessor  shall  designate  in
writing  for  removal,   and  the   Sublessee   shall
restore the  Demised  Premises as provided in Article
VII of this  Sublease.  In the  event  the  Sublessee
fails  to  remove  such   alterations,   decorations,
additions,  improvements and fixtures  designated for
removal by the  Sublessor  and so restore the Demised
Premises,   then   upon   the   expiration   of  this
Sublease,  the  Sublessor  shall  have  the  right to
remove    any    such    alterations,    decorations,
additions,  improvements  and fixtures at the expense
of  the  Sublessee,  and  the  Sublessee  shall  upon
demand  reimburse  the  Sublessor  for  the  cost  of
removing   same  and  for   restoring   the   Demised
Premises  to such  condition.  Sublessee  shall leave
upon and surrender  with the Demised  Premises,  as a
part thereof,  without  disturbance or molestation or
injury,   such  of  the   alterations,   decorations,
additions,   improvements   and  fixtures   that  the
Sublessor    designates    for   retention   by   the
Sublessor,   and  such  items   shall   automatically
become the  property  of the  Sublessor  without  any
payment to the  Sublessee  therefor.  Any linoleum or
other floor covering of similar  character  which may
be cemented or  otherwise  adhesively  affixed to the
floor of the Demised  Premises shall upon  expiration
of the  Sublease  term be and become the  property of
the  Sublessor.   However,  in  the  event  Sublessee
alters the floor  surface or  attaches or cements any
material  or  substance  to the  floor  which  serves
Sublessee's  trade  use,  but  is  "nonstandard"  for
other   potential   sublessees,   such  as,  but  not
limited to, a "pebbled floor", Sublessee shall, at Sublessee's expense remove and repair the floor to its original condition, excepting reasonable wear and tear, upon Sublessor's request. The terms of this provision shall survive the termination and expiration of this Sublease.


   Section 9.2  Sublessor's  Changes  and  Additions.
Sublessor  hereby  reserves  the  right at any  time,
and  from  time  to  time,  to  make  alterations  or
additions  to,  and to build  additional  stories  on
the  building  in  which  the  Demised  Premises  are
located and to build  adjoining  the same.  Sublessor
also  reserves  the right at any time,  and from time
to time,  to demolish or  construct  other  buildings
and  improvements  in  the  Shopping  Center,  and to
enlarge   the   Shopping   Center,    and   to   make
alterations  therein  or  additions  thereto,  and to
build   additional   stories  on  any   building   or
buildings  within the Shopping  Center,  and to build
adjoining   thereto   and  to   construct   decks  or
elevated   parking   facilities  and   free-standing,
single story  buildings  within the parking lot areas
of  the  Shopping  Center.   Sublessor  reserves  the
right  to   relocate,   at  any  time,   the  various
buildings,  parking  areas  and  other  common  areas
shown on Exhibit B; Sublessee  acknowledges  that the
said  Exhibit B creates no easement  rights in common
areas shown  thereon,  but only the right to use said
areas  in   common   with  all  other   tenants   and
occupants  of  the  Shopping  Center,   and  to  such
others  to  whom   Sublessor  has  granted,   or  may
hereafter grant rights to use the same, as said common areas may exist from time to time during the term of this Sublease.


                      ARTICLE X


               INSURANCE AND INDEMNITY


   Section 10.1  Indemnification.  Sublessee  agrees to
indemnify  Sublessor,  and save it  harmless  from and
against   any  and  all  claims,   actions,   damages,
liability and expense,  including  attorneys  fees, in
connection  with loss of life,  personal injury and/or
damage   to   property   arising   from   out  of  any
occurrence  in,  upon or at the  Demised  Premises  or
the  occupancy  or use  by  Sublessee  of the  Demised
Premises  or any  part  thdreof,  including,  but  not
limited to the  sidewalks  immediately  adjoining  the
Demised  Premises and the loading  platform  area,  if
any,  allocated  to the use of  Sublessee,  or arising
from or out of  Sublessee's  failure  to  comply  with
any of Sublessee's  obligations hereunder,  or arising
from any  inaccuracy  in  Sublessee's  representations
and  warranties   contained   herein,   or  occasioned
wholly  or  in  part  by  any  act  or   omission   by
Sublessee,   its   agents,   contractors,   employees,
servants,    customers,     subtenants,     assignees,
concessionaires   or  licensees.   In  case  Sublessor
shall,  without  fault on its part, be made a party to
any  litigation  commenced  by or  against  Sublessee,
then  Sublessee  shall  protect  and hold it  harmless
and  shall  pay all  costs,  expenses  and  reasonable
attorneys'  fees  incurred  or  paid by  Sublessor  in
connection  with  such  litigation.   Sublessee  shall
also  pay  all   Sublessor's   costs,   expenses   and
reasonable attorneys' fees that may be incurred by Sublessor in enforcing the Sublessee's covenant and agreements in this Sublease.

   Section 10.2  Increase in Fire  Insurance  Premium.
Sublessee  shall  not  carry  any stock of goods or do
anything in or about the Demised  Premises  which will
in any way tend to  increase  the  insurance  rates on
said  premises  or the  building  of which  they are a
part.  Sublessee  shall pay as  additional  rental the
entire   amount  of  any   increase  in  premiums  for
insurance  against  loss by fire  that may be  charged
during  the term of this  Sublease  on the  amount  of
insurance  at any time  carried by  Sublessor  on said
premises  and/or  the  building  of  which  they are a
part,  resulting  from the business  carried on in the
Demised   Premises  by   Sublessee,   whether  or  not
Sublessor has consented to the same.  The  obligations
of  Sublessee  under this  Section  are in addition to
its obligations  contained  elsewhere in this Sublease
concerning   insurance.   If  Sublessee  installs  any
electrical equipment that overloads the lines in the Demised Premises, Sublessee shall at its own expense make whatever changes are necessary to comply with the requirements of the Insurance Underwriters and governmental authorities having jurisdiction thereof.


Section 10.3 Sublessee's Obligation to Carry Property Commercial General Liability and Workers Compensation Insurance.
Sublessee shall maintain, at its own expense, from the date of delivery of possession to it of the Demised Premises through the expiration of the Sublease Term, insurance of the following character:


(i)  Insurance  against fire,  vandalism,  malicious
     mischief  and  such  other  perils  as are from
     time to time  included  in a standard  extended
     coverage   endorsement,   insuring  Sublessee's
     merchandise,   trade   fixtures,   furnishings,
     windows, plate glass, equipment and all items of personal property of Sublessee located on or within the Demised Premises, in an amount not less than the full amount of the actual replacement cost thereof;


(ii) Commercial general liability insurance, and if
     necessary, Commercial Umbrella
     Liability Insurance, against claims for bodily
     injury, death, property damage or other
     loss occurring on, in or about the Demised
     Premises and adjoining sidewalks and
     passageways, or arising from the acts of Sublessee
     or its agents, employees or invitees
     on, in or about the Shopping Center, such
     insurance to afford protection to Sublessor
     and such other  parties as Sublessor  shall
     designate,  with a limit of not  less  than
     $2,000,000  for  each  occurrence.  If such
     commercial   general  liability   insurance
     contains  a  general  aggregate  limit,  it
     shall  apply   separately  to  the  Demised
     Premises


(iii) Workers' compensation insurance covering all persons employed in connection with any work done on or about the Demised Premises with respect to which claims for death or bodily injury could be asserted against Sublessor, Sublessee or the Demised Premises; and


(iv) At any time when the Demised Premises are being altered, maintained or repaired on behalf of Sublessee, or its subtenants, assigns, concessionaires or licensees, commercial general liability insurance for each contractor in the amounts set forth in Section 10.3
       (ii), and builder's risk insurance (in completed value non-reporting form) in the amount of the full replacement cost of the improvements on the Demised Premises, exclusive of foundations, including the value of the alterations thereto and the materials and supplies therefor.


   All insurance  policies  required  hereunder  shall
be  issued  by  companies  of   recognized   financial
standing,  duly  licensed  to do  business  under  the
laws of the state  wherein  the Demised  Premises  are
located,  and given an "A" rating by Best's  Insurance
Guide,  or upon  Sublessee's  request,  as required by
Sublessor's   Lease  and  mortgage,   and  shall  name
Sublessor   and  any   other   parties   in   interest
designated   by   Sublessor   as   additional    named
insureds,  including  a  mortgagee  clause in favor of
any   mortgagee   of  the  Demised   Premises  or  the
Shopping  Center  or any  portion  thereof.  Each such
policy  shall  contain  an  agreement  by the  insurer
that it will not  cancel  or  materially  modify  such
policy  except  after  thirty (30) days prior  written
notice  to  Sublessor.   Sublessee  shall  deliver  to
Sublessor,   upon   delivery  of   possession  of  the
Demised Premises,  the original or duplicate  policies
or  certificates  of the insurers,  evidencing all the
insurance  which  is  required  to  be  maintained  by
Sublessee   hereunder  and  Sublessee  shall,   within
thirty (30) days prior to the  expiration  of any such
insurance,   deliver   other   original  or  duplicate
policies  or  other   certificates   of  the  insurers
evidencing  the  renewal  of  such  insurance.  Should
Sublessee  fail  to  effect,  maintain  or  renew  any
insurance  provided  for in  this  Section,  or to pay
the premium  therefor,  or to deliver to Sublessor any
of such policies or  certificates,  then and in any of
said events  Sublessor  may, at its option but without
obligation  so to do,  upon  five (5) days  notice  to
Sublessee,  procure such insurance.  Any sums expended
by  Sublessor  to  procure  such  insurance  shall  be
additional   rent  hereunder  and  shall  be  paid  by
Sublessee immediately after delivery to Sublessee of a statement therefor.

   Section   10.4   Environmental   Covenants   and
Indemnification.  Sublessee  represents  and covenants
that it shall  comply in all material  respects  with
the  requirements  of  any  applicable   federal  and
state  environmental law,  regulation,  rule or local
governmental    ordinance    ('Environmental    Law")
relating   to   the   Demised   Premises    including
obtaining  required  air  permits,  and shall  notify
Sublessor promptly and provide copies to Sublessor of any order, notice, permit application or other communication received by Sublessee with respect to the Demised Premises from any governmental agency in connection with the alleged violation of any such Environmental Law.


   Sublessee  further  represents that to the best of
its  knowledge,  it is  not  aware  of any  toxic  or
hazardous  waste,  substance or material (as such are
or   may   be    defined    under   any    applicable
Environmental  Law)  which  shall  or  may  be  used,
released,  generated,  stored,  treated,  drained, or
disposed of from,  on, or about the Demised  Premises
or Shopping  Center in  violation  of any  applicable
Environmental  Law.  Sublessee  covenants  and agrees
that  it,  its  employees,  agents,  representatives,
assigns,   or  successors  shall  not  use,  release,
generate, store, treat, drain, or dispose of any toxic or hazardous waste(s) upon, from, or about the Demised Premises or Shopping Center not in accordance with the Environmental Laws.


   Sublessee   shall   indemnify,   defend  and  hold
Sublessor  and  Master  Landlord,  if  any,  harmless
from and against all loss,  liability,  damage, fine,
penalty,  cost  and  expense,  whatsoever,  including
attorneys' fees,  hereafter  incurred by Sublessor or
Master  Landlord,  if any, as a result of Sublessee's
violation  of  any   applicable   Environmental   Law
relating   to  the   Demised   Premises  or  Shopping
Center.  Indemnification  under  this  section  shall
survive  the   expiration  or   termination  of  this
Sublease.


                      ARTICLE XI


        RECEIVING, DELIVERY AND TENANT PARKING


Section 11.1 Receiving and Delivery of Sublessee's
Merchandise and Disposition of Refuse.
All  receiving  and  delivery  of  goods  and
merchandise   and   all   removal of  merchandise,
supplies,  equipment, garbage  and refuse shall be
made only by way of the rear of the   Demised
Premises or at any other location designated by Sublessor, and only at such time designated for such purpose by Sublessor.

   Section  11.2  Sublessee  dnd  Employee   Parking.
Notwithstanding    any   other   provision   of   this
Sublease,  Sublessee  and  its  employees  shall  park
their   automobiles   only   in   areas   specifically
designated  for  that  purpose  from  time  to time by
Sublessor.  Sublessee  shall,  within  five  (5)  days
after  written  notice  from  Sublessor,   furnish  to
Sublessor the automobile  license numbers  assigned to
its  automobiles  and  the  automobiles  of all of its
employees.  Sublessee  shall  be  responsible  for its
employees and any violation  hereof by its  employees.
In the event  that  Sublessee  or its  employees  fail
tpark their  automobiles in designated  parking areas,
then  Sublessor   may,  at  its  option,   charge  the
Sublessee  and  Sublessee  shall pay to  Sublessor  as
additional  rent  Ten  ($10.00)  Dollars  per  day per
automobile   parked  in  any  area  other  than  those
designated for Sublessee and employee parking.

                     ARTICLE XII


              ASSIGNMENT AND SUBLETTING


   Section 12.1  Assignment and  Subletting.  Sublessee
shall not sell,  assign,  hypothecate,  pledge,  or in
any manner  transfer  this  Sublease  or any estate or
interest  therein by  operation  of law or  otherwise,
nor sublet the Demised  Premises or any part  thereof,
nor  allow  anyone to  conduct  business  at,  upon or
from the Demised  Premises,  without the prior written
consent of  Sublessor.  Consent by Sublessor to one or
more  assignments  of this  Sublease or to one or more
sublettings   of   the   Demised   Premises   or   the
collection  of rent by  Sublessor  from any  subtenant
or  assignee  of  Sublessee  shall  not  constitute  a
waiver  hereof  ot  operate  to  exhaust  any  of  the
Sublessor's  rights  under  this  Article.  The  sale,
issuance,  or transfer of any voting  capital stock of
Sublessee  or  Sublessee's  Guarantor,   if  any,  (if
Sublessee  or  Sublessee's  Guarantor,  if  any,  be a
non-public  corporation  the  stock  of  which  is not
traded on any  exchange  or over the  counter),  which
directly  or  indirectly  results  in a change  in the
voting    control   of   Sublessee   or    Sublessee's
Guarantor,   if  any,   shall  be   deemed  to  be  an
assignment  of this  Sublease  within  the  meaning of
this  Section.  Any such transfer  either  voluntarily
or   involuntarily   or  by   operation   of   law  or
otherwise,  without the consent of Sublessor  shall at
Sublessor's   option   terminate  this  Sublease,   in
addition  to any  remedies  it may have under  Article
XVII of this  Sublease  or at law,  and any  purported
such   transfer   shall  be  null  and  void.  If  the
Sublessee's  interest  in  and  to  this  Sublease  is
assigned,  the  Sublessee's  liability for performance
of any terms,  conditions,  covenants  and  agreements
contained  herein to be performed  by Sublessee  shall
remain in full force and effect,  notwithstanding  the
fact  that   Sublessor  may  have  consented  to  such
assignment.  Sublessor  has entered into this Sublease
with  Sublessee  in order to obtain for the benefit of
the entire  Shopping  Center the unique  attraction of
Sublessee's  trade name and the  unique  merchandising
mix  and  product  line  associated  with  Sublessee's
business,    and   the   foregoing    prohibition   on
assignment or subletting or the like is expressly agreed to by the Sublessee as an inducement to Sublessor to sublease to Sublessee.


   If  Sublessee's  interest in and to this  Sublease
is  transferred,   the  Percentage  Rent  payable  by
Sublessee's  transferee  hereunder  shall continue to
be computed  as  provided in Section 2.3 hereof,  but
in no event shall such  Percentage  Rent be less than
the  average  Percentage  Rent paid by  Sublessee  to
Sublessor  for  the  two  Sublease  Years   preceding
Sublessee's transfer of interest in and to this Sublease.


   Section 12.2 By Sublessor. Sublessor shall have the right to transfer, assign and convey in whole or in part, any and all rights, obligations and interests of Sublessor under this Sublease.




                     ARTICLE XIII


                  ACCESS TO PREMISES


   Section  13.1  Right  of  Entry  by  Sublessor.
Sublessor  shall  have the  right  to enter  upon the
Demised  Premises  at all  reasonable  hours  for the
purpose  of   inspecting   the  same,  or  of  making
repairs,  additions  or  alterations  to the  Demised
Premises  or any  property  owned  or  controlled  by
Sublessor,   without   the   same   constituting   an
eviction of  Sublessee  in whole or in part,  and the
rent  reserved  shall  in no  way  abate  while  said
repairs,  alterations,   improvements,  or  additions
are being made, by reason of loss or interruption of business of Sublessee, or otherwise so long as the foregoing do not result in any substantial interference with Sublessee's business.

   Section  13.2   Sublessor's   Right  to  Exhibit.
Premises  For a period  commencing  ninety  (90) days
prior to the expiration of this  Sublease,  Sublessor
may have  reasonable  access to the Demised  Premises
for  the   purpose   of   exhibiting   the   same  to
prospective tenants.


                     ARTICLE XIV


                    EMINENT DOMAIN


   Section  14.1 Total  Condemnation  If the whole of
the  Demised  Premises  shall be taken by any  public
authority  under the  power of  eminent  domain  then
the term of this  Sublease  shall cease as of the day
possession  shall be taken by such  public  authority
and the  rent  shall  be paid up to that  day  with a
proportionate  refund  by  Sublessor  of such rent as
may  have   been  paid  in   advance   for  a  period
subsequent to the date of the taking.

   Section  14.2  Partial  Condemnation  If less than
the  whole,  but more than  twenty  (20%)  percent of
the  Demised  Premises  are taken  under the power of
eminent  domain,  Sublessor and Sublessee  shall each
have the right to terminate  this  Sublease  upon ten
(10) days  prior  written  notice to the other and in
such  event,  such  termination  shall  be  effective
upon  the  day  possession  of the  Demised  Premises
shall be acquired  for public use.  Such notice shall
be given  within  thirty (30) days after such taking.
In the event (i)  neither  party  hereto  shall elect
to terminate  this  Sublease or (ii) less than twenty
(20%)  percent of the Demised  Premises are so taken,
the  Sublease  Term  shall  cease only on the part so
taken  as of the day  possession  shall  be  taken by
such public  authority and  Sublessee  shall pay rent
up  to  that   day,   with   appropriate   refund  by
Sublessor  of such  rent  as may  have  been  paid in
advance  for a period  subsequent  to the date of the
taking,   and   thereafter   all  the  terms   herein
provided  shall  continue in effect,  except that the
Annual  Minimum  Rent shall be reduced in  proportion
to the amount of the Demised  Premises  taken and the
breakpoint  above which  Percentage  Rent, if any, is
computed    and    payable    shall    likewise    be
proportionately reduced and Sublessor shall, at its own cost and expense, make all necessary repairs or alterations to the basic building as originally installed by Sublessor, so as to constitute the remaining Demised Premises a complete architectural unit.

   If  more  than   twenty   (20%)   percent  of  the
building  in which the Demised  Premises  are located
or more than ten (10%)  percent  of the  Common  Area
shall  be  taken  under  power  of  eminent   domain,
Sublessor   may,  by  written   notice  to  Sublessee
delivered within thirty (30) days after the date of surrendering possession to the public authority, terminate this Sublease.

Notwithstanding  the  foregoing,  if the Master Lease
terminates as a result of  condemnation  or taking by
eminent    domain,    this   Sublease    shall   also
simultaneously terminate.


   Section 14.3 Sublessor's and Sublessee's  Damages.
All damages  awarded for such taking  under the power
of eminent  domain,  whether  for the whole or a part
of the Demised  Premises,  shall belong to and be the
property of Sublessor  whether such damages  shall be
awarded as  compensation  for  diminution in value to
the   leasehold   or  to  the  fee  of  the   Demised
Premises; provided, however, that Sublessor shall not be entitled to any separate and additional award made to Sublessee for loss of business, or for depreciation to, and cost of removal of, stock and trade fixtures.



                      ARTICLE XV

      DESTRUCTION OR DAMAGE TO DEMISED PREMISES

   Section 15.1  Reconstruction  of Damaged Premises.
In  the  event   the   Demised   Premises   shall  be
partially  or  totally  destroyed  by fire  or  other
casualty   insured   under  the  Property   Insurance
carried by  Sublessor  so as to become  partially  or
totally   untenantable,   then  the   damage  to  the
Demised Premises shall be promptly  repaired,  to the
extent,   of  any   proceeds   received   from   such
insurance,   unless  Sublessor  shall  elect  not  to
rebuild  as   hereinafter   provided.   If  Sublessor
elects  to  cause  such  repairs  to  be  made,   the
obligation  of Sublessor  hereunder  shall be limited
to  the  Sublessor's  Work  covered  by  Exhibit  "C"
hereof.  In no event shall  Sublessor  be required to
repair  or  replace  Sublessee's  merchandise,  trade
fixtures,  furnishings  or  equipment.  If more  than
thirtyfive  (35%)  percent  of the floor  area of the
building  in which the Demised  Premises  are located
shall  be  damaged  or  destroyed  by fire  or  other
casualty,  or if during  the last  three (3) years of
the term hereof more than  twenty-five  (25%) percent
of the  Demised  Premises or of the floor area of the
building  in which the Demised  Premises  are located
shall  be  damaged  or  destroyed  by fire  or  other
casualty,  then  Sublessor  may elect either that the
building  and/or  Demised  Premises,  as the case may
be, be repaired  or rebuilt  or, at its sole  option,
terminate  this Sublease by giving  written notice to
Sublessee  of  its  election  to so  terminate,  such
notice to be given  within  ninety  (90)  days  after
the  occurrence  of such  damage or  destruction.  If
Sublessor  elects to repair or  rebuild  the  Demised
Premises,  it shall,  within  ninety  (90) days after
the  occurrence  of such damage or  destruction  give
Sublessee  notice  of  its  intention  to  repair  or
rebuild  the  Demised  Premises  and then  proceed to
repair  or  rebuild  same with  reasonable  dispatch,
subject,  however,  to delays of the type referred to
in the Force  Majeure  Section of this  Sublease.  If
Sublessor   is   required  or  elects  to  repair  or
rebuild  the  Demised  Premises  as herein  provided,
Sublessee  shall  repair or replace its  merchandise,
trade  fixtures,   furnishings  and  equipment  in  a
manner and to at least a condition equal to that prior to its damage or destruction, and if closed, promptly reopen for business.

   Section  15.2  Waiver of  Subrogation.  Each party
does hereby  remise,  release and discharge the other
party  hereto and any  officer,  agent,  employee  or
representative   of  such  party,  of  and  from  any
liability  whatsoever  hereafter  arising  from loss,
damage  or injury  caused  by fire or other  casualty
for  which   insurance,   permitting   the  foregoing
release  of  liability   and  waiving  the  insurer's
right of subrogation (but not self-insurance), is carried by such party at the time of such loss, damage or injury to the extent of recovery by such party under such insurance.


   Each  insurance  policy  required to be carried by
Sublessor  or  Sublessee  under this  Sublease  shall
include a clause or  endorsement  to the effect  that
the  release  contained  in  this  Section  will  not
adversely  affect or impair such policy or  prejudice
the  right  of the  insured  to  recover  under  such
policy,  and  each  such  policy  shall  permit  this
waiver  of   liability   and   contain  a  waiver  of
subrogation by the insurer.

                     ARTICLE XVI


              BANKRUPTCY AND INSOLVENCY


Section 16.1 Continuation of Obligations Under This
Sublease After Institution of Bankruptcy Proceedings.
In the event that a petition concerning  Sublessee is
filed under  Chapter 7, 11, or 13 of the   Bankruptcy
Code, Sublessee, Sublessee as Debtor-in-Possession or the Trustee shall, until such time as this Sublease is either assumed or rejected by Sublessee, Sublessee as Debtor-in-Possession or the Trustee pursuant to this Article, or otherwise, shall perform in a timely manner all the obligations of Sublessee arising under this Sublease, including, without limitation, the payment of rent as required by this Sublease.
Acceptance of such performance by Sublessor shall not constitute a waiver or relinquishment of any of Sublessor's rights arising under this Sublease, the Bankruptcy Code or otherwise.


Section 16.2 Conditions to the Assumption of the
Sublease in Proceedings Under
Chapter  7 11 or 13 of  the  Bankruptcy  Code.  In the
event that a Petition for  discharge,  reorganization
or   adjustment   of  debts   is   filed   concerning
Sublessee   under   Chapter   7,  11  or  13  of  the
Bankruptcy  Code,  or a  proceeding  is  filed  under
Chapter 7 of the  Bankruptcy  Code and is transferred
or  converted  to  Chapter  11 or  13,  the  Trustee,
Sublessee,  or  Sublessee  as   Debtor-in-Possession,
must  elect to  assume  this  Sublease  within  sixty
(60)   days   from   the  date  of  the   filing   or
transferring  of the  Petition  under  Chapter  11 or
13,  or  the  Trustee,   Sublessee  or  Sublessee  as
Debtor-in-Possession,   shall  be   deemed   to  have
rejected  this   Sublease  and  Sublessor   thereupon
shall be entitled  immediately  to  possession of the
Demised  Premises  without further  obligation to the
Trustee,      Sublessee      or      Sublessee     as
Debtor-in-Possession;  provided, however, Sublessor's
right to be  compensated  for damages  shall  survive
such   rejection.   No  election   by  the   Trustee,
Sublessee,  or Sublessee as  Debtor-in-Possession  to
assume this  Sublease,  whether  under Chapter 7, 11,
or 13 and whether for the  purpose of  assigning  the
same or  otherwise,  shall be  effective  unless each
of the  following  conditions  (which  Sublessor  and
Sublessee  acknowledge  are  commercially  reasonable
in  the  context  of  a  bankruptcy   proceeding   of
Sublessee) have been satisfied, and Sublessor has so acknowledged in writing that:


    (1)        Sublessee,        Sublessee       as
Debtor-in-Possession,  or the Trustee  shall comply
with all  requirements  of the Bankruptcy Code with
regard to curing or giving  adequate  assurance  of
curing of all monetary and  non-monetary  defaults,
compensation   for  pecuniary  loss  and  providing
adequate assurance of future performance.


    (2) The obligations imposed upon the Trustee, Sublessee, or Sublessee as Debtor-in-Possession, shall continue with respect to Sublessee or any assignee of this Sublease after the completion of bankruptcy proceedings.


    (3) The assumption of the Sublease will not:


    (a) Breach  any  provision,  including  without
limitation  provisions  such as  radius,  location,
use  or  exclusivity   provisions,   in  any  other
lease,  mortgage,   financing  agreement  or  other
agreement by which Sublessor is bound relating to the Shopping Center; or


    (b) Disrupt, in Sublessor's sole judgment,  the
Sublessee  mix of the Shopping  Center or any other
attempt   by   Sublessor   to  provide  a  specific
variety  of retail  stores in the  Shopping  Center
which,  in  Sublessor's  sole  judgment,  would  be
most  beneficial  to  all  of  the  tenants  of the
Shopping   Center  and  would  enhance  the  image,
reputation,   and  profitability  of  the  Shopping
Center; or


   (4)  This   Sublease   has  not   been   previously
terminated by Sublessor as provided herein.


   For the  purpose of this  Section  16.2,  Sublessor
and  Sublessee  acknowledge,   in  the  context  of  a
bankruptcy  proceeding  of  Sublessee,  that a minimum
"adequate assurance of curing all defaults" shall mean:


    (a) The  Trustee,  Sublessee  or  Sublessee  as
Debtor-in-Possession,  has  and  will  continue  to
have  sufficient   unencumbered  assets  after  the
payment   of   all    secured    obligations    and
administrative  expenses to assure  Sublessor  that
the    Trustee,    Sublessee    or   Sublessee   as
Debtor-in-Possession,  will have  sufficient  funds
to  fulfill  the  obligations  of  Sublessee  under
this  Sublease,  and to keep the  Demised  Premises
stocked  with   merchandise  and  properly  staffed
with    sufficient    employees    to   conduct   a
fully-operational, actively promoted business on the Demised Premises; and


    (b) The Bankruptcy  Court shall have entered an
Order   segregating   sufficient  cash  payable  to
Sublessor   and/or  the   Trustee,   Sublessee   or
Sublessee  as  Debtor-in-Possession,  to  cure  the
monetary  and/or  non-monetary  defaults under this
Sublease  within the time  periods  set forth above
and granting a valid and  perfected  first lien and
security  interest  and/or  mortgage in property of
the    Trustee,    Sublessee    or   Sublessee   as
Debtor-in-Possession, acceptable as to value and kind to Sublessor, to secure to Sublessor the obligation of the Trustee, Sublessee or Sublessee as Debtor-in-Possession.


   For the  purpose of this  Section  16.2,  Sublessor
and  Sublessee  acknowledge  that, in the context of a
bankruptcy  proceeding  of  Sublessee,  at  a  minimum
"adequate   assurance  of  future  performance"  shall
include that:


    (a) The  trustee,  Sublessee  or  Sublessee  as
Debtor-in-Possession,   shall  also   deposit  with
Sublessor,  as security  for the timely  payment of
rent,  an  amount  equal to three (3)  months  base
rent  in  accordance  with  Section   referring  to
annual minimum rent hereof and other monetary charges accruing under this Sublease; and



    (b) If not  otherwise  required by the terms of
this   Sublease,   the   Trustee,    Sublessee   or
Sublessee as  Debtor-in-Possession,  shall also pay
in advance on each date that  Annual  Minimum  Rent
is   payable   an   amount   equal  to   1/12th  of
Sublessee's    annual    obligations   under   this
Sublease,  for  maintenance,  common area  charges,
real  estate  taxes,   Merchants   Association   or
Sublessor's Promotional Fund dues, insurance and similar charges, as estimated by Sublessor in accordance with the provisions of this Sublease, and subject to adjustment by Sublessor in further accordance with the provisions of this Sublease.


Section 16.3 Conditions to the Assignment of the
Sublease in Bankruptcy Proceedings.
If   the   Trustee,   Sublessee   or   Sublessee   as
Debtor-in-Possession,   has  assumed   the   Sublease
pursuant  to the  terms  and  provision  of  Sections
16.2  hereof,   for  the  purpose  of  assigning  (or
elects to assign) Sublessee's interest under this Sulease or the estate created thereby, to any other person, such interest or estate may be so assigned only if all the conditions set forth in Section
16.2 hereof are satisfied both before and after such assignment and Sublessor shall acknowledge in writing that the intended assignee has provided adequate assurance as defined in this Section, of future performance of all of the terms, covenants and conditions of this Sublease to be performed by Sublessee.

   For  purposes  of  this  Section,   Sublessor  and
Sublessee  acknowledge  that,  in  the  context  of a
bankruptcy  proceeding  of  Sublessee,  at a  minimum
"adequate   assurance  of  future   performance"   in
connection   with  an  assignment  of  this  Sublease
shall  mean  that  each of the  following  conditions
(which   Sublessor  and  Sublessee   acknowledge  are
commercially reasonable) have been satisfied, and Sublessor has so acknowledged in writing:

    (a)  The  assignee  has  submitted  a  current
financial   statement   audited  by  a   Certified
Public  Accountant  which  shows a net  worth  and
working  capital  in  amounts   determined  to  be
sufficient by Sublessor to assure the future performance by such assignee of the Sublessee's obligation under this Sublease;

    (b) The  assignee,  if requested by Sublessor,
shall  have   obtained   guarantees  in  form  and
substance satisfactory to Sublessor from one or more persons who satisfy Sublessor's standards of creditworthiness;

    (c) The  assignee  has  submitted  in  writing
evidence,    satisfactory    to   Sublessor,    of
substantial   retailing   experience  in  shopping
centers  of   comparable   size  to  the  Shopping
Center  and  in  the  sale  of   merchandise   and
services permitted under this Sublease;

    (d) The Sublessor has obtained all consents or waivers from any third party required under any lease, mortgage, financing arrangement or other agreement by which Sublessor is bound to permit Sublessor to consent to such assignment;
and


    (e) The  assignee  has  submitted  in  writing
evidence,  satisfactory  to  Sublessor,  that  the
operating   and  financial   performance   of  the
assignee,  and any  guarantors,  and the net worth
and  working  capital  of the  assignee,  and  any
guarantors,   are  at  least   equal  to  that  of
Sublessee as of the date Sublessee executed this Sublease.


Section 16.4 Sublessor's Option to Terminate Upon
Subsequent Bankruptcy Proceedings of  Sublessee.
In the  event  that this  Sublease  is
assumed  by a Trustee  appointed  for  Sublessee,  by
Sublessee or by  Sublessee  as  Debtor-in-Possession,
under the  provisions  of Section  16.2 or  otherwise
hereof and  thereafter  Sublessee  is  liquidated  or
files or has filed  against it a subsequent  Petition
for  reorganization  or  adjustment  of  debts  under
Chapter  7, 11 or 13 of the  Bankruptcy  Code,  then,
in  any  of  such  events,   Sublessor  may,  at  its
option, terminate this Sublease and all rights of Sublessee hereunder, by giving Sublessee written notice of its election to so terminate, by no later than thirty (30) days after the occurrence of any such event.

Section 16.5 Use and Occupancy Charges. When, pursuant to the Bankruptcy Code, the
Trustee, Sublessee or Sublessee as
Debtor-in-Possession, shall be obligated to pay reasonable use and occupancy charges for the use of the Demised
Premises or any portion thereof, such charges shall not be less than the Annual Minimum Rent provided under Section 2.2 of this Sublease and other monetary obligations of Sublessee for the payment of maintenance, common area charges, real estate taxes, Merchants Association or Sublessor's Promotional Fund dues, insurance and similar charges. The acceptance of such rent and other charges by Sublessor and the acceptance of performance by the Trustee, Sublessee or Sublessee as Debtor-in-Possession, by Sublessor shall not constitute a waiver or relinquishment of any of ublessor's rights arising under this Sublease, the Bankruptcy Code or otherwise.


Section 16.6 Sublessee's Interest Not Transferable
By Virtue of State Insolvency Law Without Sublessor's
Consent.  Neither Sblessee's interest in the Sublease,
nor any lesser  interest of Sublessee herein, nor any
estate of Sublessee hereby created, shall pass to any
trustee, receiver, assignee for the benefit of creditors,
or any other  person  or  entity,   or  otherwise  by
operation  of law under the laws of any state  having
jurisdiction   of  the  person  or  property  of  the
Sublessee  (hereinafter  referred  to as  the  "state
law")  unless   Sublessor   shall   consent  to  such
transfer in  writing.  No  acceptance  by Sublssor of
rent or any  other  payments  from any such  trustee,
receiver,  assignee,  person or other entity shall be
deemed  to  have  waived,  nor  shall  it  waive  the
requirement   to  obtain   Sublessor's   consent   of
Sublessor's right to terminate this Sublease for any transfer of Sublessee's interest under this Sublease withouisuch consent.


Section 16.7 Sublessor's Option to Terminate Upon
Insolvency of Sublessee or Guarantor  Under  State
Law or Upon  Insolvency  of
Guarantor  Under Federal  Bankruptcy Act. In the event
the  estate  of  Sublessee  created  hereby  shall be
taken in  execution  or by other  process of law,  or
if   Sublessee  or  any   guarantor   of   Sublesee's
obligations  hereunder  (hereinafter  referred  to as
the  "guarantor")  shall  be  adjudicated   insolvent
pursuant to the  provisions  of any present or future
insolvency   law   under   state   law,   or  if  any
proceedings  are filed by or  against  the  guarantor
under   the   Bankruptcy   Code,   or   any   similar
provisions of any future federal  bankruptcy  law, or
if  a  Receiver   or  Trustee  of  the   property  of
Sublessee or the guarantor  shall be appointed  under
state   law  by   reason   of   Sublessee's   or  the
guarantor's   insolvency  or  inability  to  pay  its
debts  as they  become  due or  otherwise,  or if any
assignment  shall  be  made  of  Sublessee's  or  the
guarantor's  property  for the  benefit of  creditors
under  state law,  then and in such  event  Sublessor
may, at its option,  terminate  this Sublease and all
rights of  Sublessee  hereunder  by giving  Sublessee
written  notice of  termination  within  thirty  (30)
days after the occurrence of such event.


                     ARTICLE XVII


                DEFAULT OF THE TENANT


Section 17.1 Right to Re-enter. In the event
Sublessee shall:

(i) fail   to  pay   any   Annual   Minimum   Rent,
    additional rent or other amounts payable and due hereunder as and when each such payment shall be due; or


(ii) fail to move into the Demised Premises and to conduct its business as required by the provisions of this Sublease; or


(iii) fail to use the Demised Premises in the manner set forth in Section 5.) hereof entitled Use of Premises or


(iv)   fail to  perform  any  other  of the  terms,
    conditions  or covenants of this Sublease to be
    observed or  performed  by  Sublessee  for more
    than thirty (30) days after  written  notice of
    such   default   shall  have  been   mailed  to
    Sublessee; or

(v) if Sublessee shall abandon said premises, or permit this Sublease to be taken under any writ of execution,

then the  Sublessor,  in addition to any other rights
or  remedies  it may  have,  shall  have the right to
declare this Sublease  terminated  and the term ended
(in which  event,  this  Sublease and the term hereof
shall  expire,  cease  and  terminate  with  the same
force  and  effect  as  though  the date set forth in
said  notice  were  the  date  originally  set  forth
herein and fixed for the  expiration  of the term and
Sublessee  shall  vacate and  surrender  the premises
but  shall  remain  liable  as  hereafter  provided),
and/or  Sublessor  shall have the immediate  right to
possession  of the  Demised  Premises  and of reentry
and  may,   without  notice,   re-enter  the  Demised
Premises   either   by   force  or   otherwise,   and
dispossess,  Sublessee  and the legal  representative
of  Sublessee  or  other   occupant  of  the  Demised
Premises  and  remove  their  effects  and  hold  the
Demised  Premises  as if this  Sublease  had not been
made,  and Sublessee  hereby waives service of notice
of  intention  to  re-enter  or  to  institute  legal
proceedings  to that end,  in the  event of  re-entry
by  Sublessor,  Sublessor  may remove all persons and
property   from  the   Demised   Premises   and  such
property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Sublessee, without notice or resort to legal process and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby.


   Section  17.2  Right  to  Relet.  Should   Sublessor
elect to re-enter,  as herein  provided,  or should it
take  possession  pursuant  to  legal  proceedings  or
pursuant  to any notice  provided  for by law,  it may
either  terminate  this  Sublease  or it may from time
to time without  terminating this Sublease,  make such
alterations  and repairs as may be  necessary in order
to  relet  the  Demised   Premises,   and  relet  said
premises  or any part  thereof  for such term or terms
(which  may be for a term  extending  beyond  the term
of this  Sublease)  and at such  rental or rentals and
upon such other terms and  conditions  as Sublessor in
its sole  discretion  may deem  advisable.  Upon  each
such  reletting  all rentals  and other sums  received
by  Sublessor  from such  reletting  shall be applied,
first, to the payment of any  indebtedness  other than
rent  due  hereunder   from  Sublessee  to  Sublessor;
second,  to the  payment of any costs and  expenses of
such reletting,  including  reasonable  brokerage fees
and attorney's  fees and of costs of such  alterations
and repairs;  third,  to the payment of rent and other
charges  due and unpaid  hereunder,  and the  residue,
if any,  shall be held by  Sublessor  and  applied  in
payment  of  future  rent as the same may  become  due
and  payable  hereunder.  If such  rentals  and  other
sums  received  from such  reletting  during any month
be less  than  that to be paid  during  that  month by
Sublessee   hereunder,   Sublessee   shall   pay  such
deficiency  to  Sublessor,  and if  such  rentals  and
sums  shall be  greater,  Sublessor  shall  retain the
excess.  Such deficiency  shall be calculated and paid
monthly.  No such  re-entry  or taking  possession  of
said  premises by  Sublessor  shall be construed as an
election  on  its  part  to  terminate  this  Sublease
unless a  written  notice of such  intention  be given
to  Sublessee  or unless  the  termination  thereof be
decreed   by  a  court  of   competent   jurisdiction.
Notwithstanding    any    such    reletting    without
termination,  Sublessor  may  at any  time  thereafter
elect to terminate  this  Sublease  for such  previous
breach.  Should  Sublessor at any time  terminate this
Sublease  for any breach,  in addition to any remedies
it  may  have,  it  may  recover  from  Sublessee  all
damages  it  may  incur  by  reason  of  such  breach,
including   the  cost  of   recovering   the   Demised
Premises,  reasonable  attorney's  fees and the  worth
at the  time of such  termination  of the  excess,  if
any,  of the amount of rent and  charges  reserved  in
this  Sublease  for the  remainder  of the stated term
over the then  reasonable  rental value of the Demised
Premises for the  remainder  of the stated  term,  all
of  which  amounts  shall  be   immediately   due  and
payable from  Sublessee to Sublessor.  In  determining
the  rent  which   would  be   payable  by   Sublessee
hereunder  subsequent to default,  the annual rent for
each  year of the  unexpired  term  shall  be equal to
the  Annual  Minimum  Rent set  forth in  Section  2.2
hereof,  plus an amount  equal to the  average  Annual
Percentage   Rent   paid   by   Sublessee   from   the
commencement  of the term to the time of  default,  or
during  the  preceding   three  full  calendar  years,
whichever period is shorter. The failure or refusal of Sublessor to relet the Demised Premises shall not affect Sublessee's liability hereunder. The terms
"entry" and "re-entry" are not limited to their technical meanings.


   Section  17.3  Legal  Expenses.  If  suit  shall  be
brought  for  recovery  of  possession  of the Demised
Premises,  for  the  recovery  of  rent  or any  other
amount due under the provisions of this  Sublease,  or
because  of the  breach of any other  covenant  herein
contained  on the  part of  Sublessee  to be kept  and
performed,   and  a  breach   shall  be   established,
Sublessee   shall  pay  to   Sublessor   all  expenses
incurred therefor, including a reasonable attorney's fee.


Section 17.4 Waiver of Rights of Redemption. Sublessee hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Sublessee being evicted or dispossessed for any cause, or in the event of Sublessor obtaining possession of the Demised Premises, by reason of the violation by Sublessee of any of the covenants or conditions of this Sublease, or otherwise.


   Section  17.5  Sublessee's   Failure  to  Operate
Continuously.  The  parties  covenant  and agree  that
because  of  the   difficulty  or   impossibility   of
determining  Sublessor's  damages  by way of  loss  of
the  anticipated  Percentage  Rent,  if any,  from the
Sublessee  or  other   tenants  or  occupants  in  the
Shopping Center, or by way of loss of value in the property because of adverse publicity or appearances by Sublessee's action, should Sublessee at any time during the term:


(a) vacate,  abandon,  or desert the Demised Premises;
or

(b) cease operating its business therein for any reason other than damage or destruction as provided in Article XV,

then, in any such event, if Sublessor elects not to terminate this Sublease as set forth in this Article, then, in addition to any other rights and remedies available to Sublessor under the terms of this Sublease, Sublessee shall pay to Sublessor (in addition to Minimum Annual Rent and all other charges due under this Sublease) an amount equal to 1-30th of the monthly installment of the Annual Minimum Rent then due for each day the Demised Premises and Sublessee's business therein are not continuously and uninterruptedly operated by Sublessee.


                    ARTICLE XVIII


                 WAIVER OF LIABILITY

   Section 18.1 Waiver of Liability.  Anything in this
Sublease to the contrary  notwithstanding,  Sublessee
agrees  that it shall  look  solely to the estate and
property of the  Sublessor in the land and  buildings
comprising  the Shopping  Center of which the Demised
Premises are a part or in the  underlying  lease,  as
the  case may be,  subject  to  prior  rights  of any
mortgagee of the premises or underlying  lessor,  for
the  collection  of any judgment  (or other  judicial
process)   requiring   the   payment   of   money  by
Sublessor  in the event of any  default  or breach by
Sublessor   with   respect   to  any  of  the  terms,
covenants  and  conditions of this  Sublease,  and no
other  assets of the  Sublessor  shall be  subject to
levy,  garnishment,  attachment,  execution  or other
procedures  for  the   satisfaction   of  Sublessee's
remedies.  In the event the  Sublessor  named on this
Sublease   transfers   this   Sublease,   except   as
collateral  security for a loan,  upon such  transfer
such  Sublessor  will be released  from all liability
arid   obligations   hereunder,   provided  that  the
Transferee assumes the obligations of this Sublease thereafter accruing.


                     ARTICLE XIX


Section 19.1  Intentionally Deleted.


                      ARTICLE XX


               HOLDING OVER, SUCCESSORS


   Section 20.1 Holding Over.  Any holding over after
the  expiration  of the term  hereof  with or without
the consent of the  Sublessor,  shall be construed to
be a  tenancy  from  month  to month  at  double  the
Annual   Minimum  Rent  herein   specified  for  said
period   of   holdover   plus   double   the   annual
percentage   rent  for  Percentage  Rent  as  payable
hereunder for the three  Sublease  Years  immediately
preceding,  or the  entire  portion  of the  Sublease
Term, if less than three  Sublease  Years,  and shall
otherwise  be  on  the  same  terms  and   conditions
herein specified so far as applicable.


   Section  20.2   Successors.   Except  as  otherwise
expressly  provided in this Sublease,  all rights and
liabilities  herein  given to, or imposed  upon,  the
respective  parties  hereto  shall extend to and bind
the    several    respective    heirs,     executors,
administrators,  successors,  and assigns of the said
parties;   and  if  there  shall  be  more  than  one
Sublessee, they shall all be bound jointly and severally by the terms, covenants and agreements herein. No rights, however, shall inure to the benefit of any assignee of Sublessee unless the assignment to such assignee has been approved by Sublessor in writing as provided in the Assignment and Subletting Section hereof.


                     ARTICLE XXI


                   SECURITY DEPOSIT

Section 21.1 Security Deposit. Sublessee shall
deposit with Sublessor a certified check
in the amount as set forth in Exhibit H,
incorporated herein. Said deposit shall be held by
Sublessor without liability for interest as security
for the faithful performance by Sublessee of all the
terms and provisions of this Sublease by Sublessee to
be observed and performed. The security deposit
shall not be mortgaged, assigned, transferred or
encumbered by Sublessee, without the written
consent of Sublessor, and any such act on the part
of the Sublessee shall be without force and effect
and shall not be binding upon Sublessor. If any of
the rents herein reserved or any other sum payable
by Sublessee to Sublessor shall be overdue and
unpaid or should Sublessor make payments on behalf
of the Sublessee, or Sublessee shall fail to perform
any of the provisions or terms of this Sublease, the
Sublessor may, at its option and without prejudice
to any other remedy which Sublessor may have on
account thereof, appropriate and apply said entire
deposit or so much thereof as may be necessary to
compensate Sublessor toward the payment of Annual
Minimum Rent, Percentage Rent or additional rent or
loss or damage sustained by Sublessor due to such
breach by Sublessee, and Sublessee shall forthwith
upon demand restore said security to the original
sum deposited. Should- Sublessee duly comply with
all of said terms and provisions of this Sublease
and promptly pay all of the rentals as they fall due
and all other sums payable by Sublessee to
Sublessor, then said deposit shall be returned in
full to Sublessee at the end of the term but in no
event is the said security to be returned until the
Sublessee has vacated the Demised Premises and
delivered possession satisfactorily to the
Sublessor. Sublessor's right to the
possession  of the Demised  Premises  for  non-payment
of rent  or for  any  other  reason  shall  not in any
event  be  affected  by  reason  of the  fact  that he
Sublessor  holds  this  security.   In  the  event  of
bankruptcy   or   other   credit-debtor    proceedings
against  Sublessee,  all securities shall be deemed to
be  applied  first to the  payment  of rent and  other
charges due  Sublessor  for all  periods  prior to the
filing of such  proceedings.  The Sublessor  shall not
be  obliged  to keep the said  security  as a separate
fund,  but may  mix the  said  security  with  its own
funds.   In  the  event  of  a  sale  of  the  Demised
Premises  or lease  of the  land on  which  it  stands
subject to this  Sublease,  the  Sublessor  shall have
the right,  at its option,  to transfer  this security
to the  vendee  or  lessor  and  the  Sublessor  shall
thereupon  be  considered  released  by the  Sublessee
from all  liability  for the  return of such  security
and  the  Sublessee  shall  look  solely  to  the  new
Sublessor  for the  return  of said  security.  In the
event of any  rightful  and  permitted  assignment  of
this   Sublease  by   Sublessee,   the  said  security
deposit  shall be deemed to be held by  Sublessor as a
deposit  made  by the  assignee  and  Sublessor  shall
have no further  liability  with respect to the return
of  said  security   deposit  to  the  assignor.   Any
mortgagee   of   Sublessor   shall  be  relieved   and
released from any obligation to return such security in the event such mortgagee comes into possession of the Demised Premises and/or the Shopping Center by reason of foreclosure of its security interest or any proceeding in lieu thereof.

                       ARTICLE XXII


                      MISCELLANEOUS

   Section  22.1  Non-Waiver.   The  failure  of  the
Sublessor  to insist,  in any one or more  instances,
upon a  strict  performance  of any of the  covenants
of this  Sublease,  or to exercise any option  herein
contained,  shall not be  construed  as a waiver or a
relinquishment  for the  future of such  covenant  or
option,  but the same  shall  continue  and remain in
full force and effect.  The receipt by the  Sublessor
of  rent,   with  knowledge  of  the  breach  of  any
covenant  hereof,  shall  not be  deemed a waiver  of
such  breach  and no waiver by the  Sublessor  of any
provision  hereof  shall be  deemed to have been made
unless   expressed  in  writing  and  signed  by  the
Sublessor.

   Section 22.2  Subordination. This Sublease shall be
subject and  subordinate  at all times to the lien of
any  mortgage  or  mortgages   now  on  or  hereafter
placed  on  the  Demised  Premises  or  the  Shopping
Center  or any  part  thereof,  and  to all  advances
made  or  hereafter  to be  made  upon  the  security
thereof,  and also  subject  and  subordinate  to any
lease or  other  arrangement  or right to  possession
under which  Sublessor  is, or may  hereafter  be, in
control  of the  Demised  Premises  or  the  Shopping
Center  or any  part  thereof.  The  Sublessee  shall
execute  and  deliver  such  further   instrument  or
instruments  subordinating  this Sublease to the lien
of any  such  mortgage  or  mortgages  or  underlying
lease  or   leases  as  shall  be   desired   by  any
mortgagee   or  proposed   mortgagee   or  lessor  or
proposed    lessor,    and   the   Sublessee   hereby
irrevocably    appoints   the    Sublessor   as   the
attorney-in-fact of the Sublessee to execute and deliver any such instrument or instruments for and in the name of the Sublessee. Sublessee also agrees that any mortgagee or trustee may elect to have this Sublease a prior lien to its mortgage or deed of trust, and in the event of such election and upon notification by such mortgagee or trustee to Sublessee to that effect, this Sublease shall be deemed prior in lien to the said mortgage or deed of trust, whether this Sublease is dated prior to or subsequent to the date of said mortgage or deed of trust.




   Failure of the  Sublessee to execute any  statement
or  instruments  necessary or desirable to  effectuate
the  foregoing  provisions  of this Section  regarding
Subordination,  or other  provisions  of this Sublease
regarding   Attornment   and   Estoppel   Certificates
within ten (10) days following  written  request so to
do by  Sublessor,  shall  constitute  a breach of this
Sublease  and the  Sublessor  shall  have the right by
not less than ten (10) days  notice  to  Sublessee  to
declare this Sublease  terminated  and the term ended,
in  which  event,   this  Sublease   shall  cease  and
terminate  on the date  specified  on such notice with
the same  force  and  effect  as  though  the date set
forth in such  notice  were the  date  originally  set
forth  herein  and  fixed  for the  expiration  of the
term,  and  Sublessee  shall vacate and  surrender the
Demised  Premises but shall remain  liable as provided
in   this   Sublease.    Further,   Sublessee   hereby
irrevocably  appoints  Sublessor  as  attorney-in-fact
for the  Sublessee  with full power and  authority  to
execute and deliver in the name of the  Sublessee  any
such   statements   or   instruments    necessary   to
effectuate such provisions of this Sublease.


   Section 22.3 Notices. Any notice,  demand,  request
or other  instrument  which is  required  to be given
under this  Sublease  shall be delivered in person or
sent by United  States  Certified,  Registered  Mail,
return   receipt   requested,   postage   prepaid  or
Express  Mail,  and shall be addressed  (a) if to the
Sublessor,  at the  address  set forth on page 1; and
(b)  if  to  Sublessee,   at  the  Demised  Premises.
Either  party may  designate  such  other  address as
shall   be  given  by   written   notice,   provided,
however,  that in all events any notice to  Sublessee
addressed  to the  Demised  Premises  shall be deemed
served  as of the  date of  mailing.  Notice  need be
sent  to  only  one  Sublessee  or  Sublessor   where
Sublessee or Sublessor consists of more than one person or party.

   Section  22.4  No  Partnership  Nothing  contained
herein  shall be deemed or  construed  by the parties
hereto,  nor by any  third  party,  as  creating  the
relationship   of   principal   and   agent   or   of
partnership  or of joint venture  between the parties
hereto,  it being  understood and agreed that neither
the  method  of  computation  of rent,  nor any other
provision  contained  herein,  nor  any  acts  of the
parties  herein,   shall  be  deemed  to  create  any
relationship between the parties hereto other than the relationship of Sublessor and Sublessee.


   Section  22.5 No  Liability  for Loss and  Damage
Sublessor  shall not be under any  responsibility  or
liability  in any way  whatsoever  for  the  quality,
quantity,  impairment,   interruption,  stoppage,  or
other interference with service involving water, heat, gas, electric current for light and power, telephone, or any other service of whatsoever kind or nature.


   Sublessor  shall not be liable  for any  damage to
property  of  Sublessee  or of others  located on the
Demised  Premises,  nor for the loss of or  damage to
any  property  of  Sublessee  or of  others by theft,
burglary  or  otherwise.   Sublessor   shall  not  be
liable  for  any  injury  or  damage  to  persons  or
property  resulting  from (but not  limited to) fire,
explosion,     falling    plaster,     steam,    gas,
electricity, water, rain, snow or leaks from any part of the Demised Premises, or from the pipes, appliances or plumbing works, or by dampness or by any other cause of whatsoever nature. Sublessor shall not be liable for any such damage caused by other tenants or persons in the Demised Premises, occupants of adjacent property, of the Shopping
Center, or the public, or caused by operations in construction of any private, public or quasi-public work. All property of Sublessee kept or stored on the Demised Premises shall be so kept or stored at the risk of Sublessee only and Sublessee shall hold
Sublessor harmless from any claims arising out of damage to the same, including subrogation claims by Sublessee's insurance carriers.


   Section  22.6  Sublessor's  Use of  Common  Areas.
Sublessor  reserves the right,  from time to time, to
utilize  portions  of the common  areas for  carnival
type shows, rides and  entertainment,  outdoor shows,
displays,  automobile  and other product  shows,  the
leasing  of  kiosks,  or such  other  uses  which  in
Sublessor's  judgment  tend to  attract  the  public.
Further,  Sublessor  reserves  the  right to  utilize
the  lighting   standards  and  other  areas  in  the
parking lot for advertising purposes.

   Section 22.7 Gender.  In this  Sublease the use of
gender   references   is   not   intended   to  be  a
limitation,  and  the  use  of  a  particular  gender
shall  be   interpreted   to  include  the  other  of
masculine,  feminine and neuter  where the  situation
so  demands;  similarly,  the  use  of  the  singular
shall be  interpreted  to include  the  plural  where
the  situation  so  demands,   and  vice  versa;  and
references   to  "heirs,   devisees,   executors  and
administrators"   also   includes   "successors   and
assigns" where the situation so demands, and vice versa.


Section 22.8 Sublessee's Acknowledgment of Acceptance
of Premises Estoppel Certificate.  Sublessee shall
furnish Sublessor,  upon request  at any time after
Sublessee  has opened its doors  for  business  in  the
Demised  Premises, a letter and/or Estoppel Certificate
addressed to the mortgagee  or  proposed   mortgagee.
or  financial institution   or  such  other  party
designated by Sublessor, providing the following information:


1)     that the emised Premises have been,
       satisfactorily completed as of the date of such letter and that Sublessee has accepted possession, subject to the terms of the Sublease;


2) the Commencement Date of the Sublease and the expiration date of the Sublease;


3)     the date when rent commenced;


4) that Sublessee has opened for business within the Demised Premises;

5)     that  Sublessee  has no  claim,  set-off  or
       recoupment   against   Sublessor   (and   if
       Sublessee does have such a claim it shall be stated in specific detail); and

6)     such  other   information  as  Sublessor   shall
       request.

Upon failure of Sublessee  to provide  Sublessor  at,
the   request   of  such   mortgagee   or   financial
institution   a  letter  or   certificate   as  above
described   Sublessor   shall  have  the  right,   in
addition  to  its  other  remedies,  to  cancel  this
Sublease and  Sublessee  shall  remain  liable to the
Sublessor   for   any   damages   sustained   by  the
Sublessor as a result of such failure by Sublessee.


   Section  22.9 Accord and  Satisfaction.  No payment
by  Sublessee  or  receipt by  Sublessor  of a lesser
amount  than  the  monthly  rent  herein   stipulated
shall be deemed to be other  than on  account  of the
earliest  stipulated  rent, nor shall any endorsement
or   statement   on   any   check   or   any   letter
accompanying  any check or  payment as rent be deemed
an  accord  and   satisfaction,   and  Sublessor  may
accept such check or payment without prejudice to Sublessor's right to recover the balance of such rent or pursue any other remedy provided in this Sublease or at law.

   Section 22.10  Captions and  Section  Numbers. The
captions,   section  numbers,   article  numbers  and
index appearing in this Sublease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such sections or articles of this Sublease nor in any way affect this Sublease.


   Section  22.11  Partial  Invalidity.  If any term,
covenant  or  condition  of  this   Sublease  or  the
application  thereof  to any  person or  circumstance
shall,  to any extent,  be  determined  by a court of
competent    jurisdiction    to   be    invalid    or
unenforceable, the remainder of this Sublease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Sublease shall be valid and be enforced to the fullest extent permitted by law.
This Sublease shall be governed by and construed in accordance with the laws of the State in which the Shopping Center is located.


   Section  22.12 No Option.  The  submission  of this
Sublease  for  examination   does  not  constitute  a
reservation  of or option for the  Demised  Premises,
and this  Sublease  becomes  effective  as a Sublease
only  upon   execution   and   delivery   thereof  by
Sublessor and Sublessee.


   Section  22.13   Recording.   Sublessee  shall  not
record this Sublease  without the written  consent of
Sublessor.  Sublessor  and  Sublessee  shall each, at
the  request  of the  other,  execute  a  short  form
sublease  in   recordable   form,   containing   such
information  as shall be  satisfactory  to Sublessor,
which   short   form   sublease   may  be   recorded;
provided, however, Sublessee shall not record any such short form sublease or any other reference to this Sublease until the term of this Sublease has commenced.

Section 22.14 Liens. The Sublessee shall have no power to do any act or make any contract which may create or be the foundation for any lien, mortgage or other encumbrance upon the estate of the Sublessor or of any interest of the Sublessor in the Demised Premises, or upon or in the building or buildings or improvements thereon or hereafter erected or placed thereon, it being agreed that should the Sublessee cause any improvements, alterations or repairs to be made to the Demised Premises, or material furnished or labor performed therein, or thereon, neither the Sublessor nor the Demised Premises not, any improvements shall under any circumstances be liable for the payment of any expense incurred or for the value of any work done or material furnished to the Demised Premises or any part thereof. All such improvements, alterations, repairs, materials and labor shall be done at the Sublessee's expense and the Sublessee shall be solely and wholly responsible to contractors, laborers and materialmen furnishing labor and material to said premises and building or buildings and improvements or any part thereof and all such laborers, materialmen and contractors are hereby charged with notice that they must look solely and wholly to the Sublessee and the Sublessee's interest in the Demised Premises to secure the payment of any bills for work done and materials furnished.


   In the  event a  mechanic's  lien  shall  be filed
against   the   Demised   Premises   or   Sublessee's
interest  therein or against the  Shopping  Center or
any  part  thereof  as the  result  of  any  repairs,
fixturing,  alterations  or other work  undertaken by
the  Sublessee,  Sublessee  shall,  within  ten  (10)
days after receiving  notice of such lien,  discharge
such lien either by payment of the  indebtedness  due
or by  filing  a bond (as  provided  by  statute)  as
security  therefor.  In  the  event  Sublessee  shall
fail to  discharge  such  lien,  Sublessor  may,  but
shall  not  be  obligated  to,  in  addition  to  its
remedies   as   provided   in  the  Section  of  this
Sublease entitled "Default of the Sublessee", have the right to procure such discharge by filing such bond and Sublessee shall pay the cost of such bond to Sublessor as additional rent upon the first day that rent shall be due thereafter.


   Section  22.15  Broker's   Commissions.   Sublessee
represents  and  warrants  that  there  are no claims
for  brokerage   commissions   or  finder's  fees  in
connection with the execution of this Sublease and agrees to indemnify Sublessor against and hold it harmless from all liabilities arising from any such claim, including the cost of reasonable attorney fees.

   Section  22.16  Force  Majeure.  In the event  that
either  party  hereto shall be delayed or hindered in
or  prevented   from  the   performance  of  any  act
required  hereunder  by reason of strikes,  lockouts,
labor  troubles,   inability  to  procure  materials,
failure of power,  restrictive  governmental  laws or
regulations,   riots,  insurrection,   war  or  other
reason  of a like  nature  not the fault of the party
delayed  in   performing   the  work  or  doing  acts
required  under  the  term  of  this  Sublease,  then
performance  of such  act  shall be  excused  for the
period  of  the  delay   and  the   period   for  the
performance  of any such act shall be extended  for a
period  equivalent  to  the  period  of  such  delay;
provided,  however,  that  such  delay  and  extended
period  shall in no event  exceed  ninety  (90) days.
The  party  entitled  to  such  extension   hereunder
shall  give  written  notice as soon as  possible  to
the  other  party  hereto  of its  claim  of right to
such  extension  and the reason(s)  therefor.  Should
any  such   delay   or   extended   period   required
hereunder  exceed  ninety (90) days,  Sublessor  may,
at  its  option,   terminate   this   Sublease,   and
Sublessor's   and    Sublessee's    obligations   and
liabilities  hereunder  shall be of no further  force
and effect.  The  provisions  of this  Section  shall
not  operate  to  excuse  Sublessee  from the  prompt
payment  of rent,  Percentage  Rent,  if any,  or any
other   payments   required  by  the  terms  of  this
Sublease  or  the   obligations   of   Sublessee   to
surrender the Demised Premises pursuant to this Sublease.

   Section 22.17 Entire  Agreement.  This Sublease and
the  Exhibits,  Riders  and/or  Addenda,  if any  are
attached  and  signed by the  parties,  set forth the
entire  agreement  between  the  parties.  Any  prior
conversations  or  writings  are  merged  herein  and
extinguished.   No   subsequent   amendment  to  this
Sublease   shall  be  binding   upon   Sublessor   or
Sublessee unless reduced to writing and signed by both parties.

   Section  22.18 Late  Charges and Interest. Any sums
to be paid by Sublessee  to Sublessor  and paid after
the  date  same  are  due  shall  bear   interest  at
eighteen (18%) per annum or the maximum allowable rate by law, whichever is lesser, from the date same initially became due through the date of full payment of such indebtedness. The payment of such interest shall not excuse or cure any default of Sublessee under the Sublease.

   Sublessee  acknowledges  that any late  payment by
Sublessee  to  Sublessor  of  rent or  other  charges
payable  by  Sublessee  under this  Sublease  or late
reporting   of  Gross   Sales  as  required  in  this
Sublease will cause Sublessor to incur costs not contemplated by this Sublease, the exact amount of such costs being extremely difficult and impracticable to determine. Such costs include, without limitation, processing and accounting charges. Therefore, if any installment of rent or other charges due from Sublessee is not received by Sublessor when due, then Sublessee shall reimburse to Sublessor an additional sum of any cost incurred, including attorney fees. The parties agree that the charges do not constitute a late penalty as set forth above since the charges shall be reimbursement of the costs incurred by Sublessor rather than a late fee penalty.


Acceptance of any late charges or reimbursement of costs shall not constitute a waiver of Sublessee's default with respect to the overdue rent or other charges or requirement to report Gross Sales nor prevent Sublessor from exercising any of the other rights and remedies available to Sublessor.


   Section 22.19  Cumulative  Remedies. Each and every
one of the rights,  remedies  and  benefits  provided
by this  Sublease to  Sublessor  shall be  cumulative
and  shall  not  be   exclusive  of  any  other  such
rights, remedies and benefits allowed by law.


   Section   22.20  Rules  and  Regulations. Sublessor
reserves   the   right  to   promulgate   rules   and
regulations  from  time  to  time  pertaining  to the
Demised Premises arid the Shopping  Center.  All such
rules  and  regulations  shall  apply   substantially
uniformly  to  all  of  Sublessor's  tenants  in  the
Shopping  Center.  Sublessee  agrees to  comply  with
and observe all such rules and  regulations.  Failure
by  Sublessee  to keep and  observe  such  rules  and
regulations   shall   constitute  a  breach  of  this
Sublease  as  if  same  were   contained   herein  as
covenants of Sublessee.


   Section   22.21  Time.  Time  of   performance   by
Sublessee of its obligations under this Sublease is of the essence.


   Section  22.22  Attormnent.  In  the  event  of the
sale or  assignment  (except as  collateral  security
for  a  loan)  of  Sublessor's  interest  under  this
Sublease,  Sublessee  shall  attorn to the  purchaser
or  assignee   and   recognize   such   purchaser  or
assignee as  Sublessor  under this  Sublease,  and in
such event Kmart  Corporation  shall be released from
all   obligations   and   liabilities    arising   as
Sublessor under this Sublease.


   Section   22.23    Merchants    Association.    The
Sublessor   may   create  a   Merchants   Association
comprised   of  merchants   doing   business  in  the
Shopping  Center and such other  parties,  if any, as
shall   be   permitted   to   join   the    Merchants
Association.   The   bylaws,   charter,   rules   and
regulations   of   such   association   will   be  in
substantially the same form as those which are used by other Merchants Associations in shopping centers of comparable size and quality and approved by the parties hereto.


   Should  Sublessor create such  association,  or if
such an  association  exists  at the  time  Sublessee
takes possession of the Demised  Premises,  Sublessee
agrees to  become a member  and to remain a member so
long  as  it  is  doing   business   at  the  Demised
Premises.  Sublessee  agrees to pay  minimum  dues to
said   association   in  the  initial  amount  to  be
determined payable in advance on the first day of each month. Said minimum dues shall be subject to annual adjustments as approved by a majority vote of the members of the association, or as provided in the bylaws of the association.


   Sublessor   reserves   the   right  to   create  a
Promotional    Fund    instead    of   a    Merchants
Association,   which   Promotional   Fund   shall  be
managed  and   controlled  by  Sublessor.   Sublessor
shall   use   such   Promotional   Fund  to   provide
promotional   services   for  the   benefit   of  the
Shopping  Center.  Sublessor  agrees  that  Sublessee
shall  have  the  right,  upon  written  request,  to
audit the books and  records of any such  Promotional
Fund.  At the option of  Sublessor,  the minimum dues
payable by  Sublessee  for the  Promotional  Fund may
be    increased    annually,    effective    at   the
commencement  of each  Sublease Year after the first,
by an  amount  equal:  i) to  the  annual  percentage
increase   in  the   Consumer   Price   Index   (CPI)
published   in  the  second   month   preceding   the
commencement of each such Sublease Year over and above the CPI index for the same month in the previous year or, ii) by the amount of 10%. Each subsequent increase shall be applied to the then current minimum dues.


   Sublessee   will,   during   the   term   of  this
Sublease,    to   the   fullest   extent    possible,
participate  in  all   coordinated   advertising  and
promotion   programs   outlined  by  Sublessor  under
either the Promotional Fund or under the Auspices of the Merchants Association.

The  failure  of  any  other   Sublessee   in  the
Shopping     Center    to   contribute     to     the
Promotional Fund or become a member of the Merchants
Association shall in no way release Sublessee from Sublessee's obligations hereunder.

   Sublessee  further   acknowledges  that  Sublessor
retains the right to  discontinue  the  activities of
any  Merchants  Association  established  at any time
and,   at    Sublessor's    option,    substitute   a
Promotional Fund.

   Section   22.24   Waiver  of  Trial  by  Jury.
Injunction   Sublessor  and  Sublessee  each  hereby
waive  trial by jury of any  dispute  arising  under
this  Sublease.  In addition to all other  remedies,
Sublessor   is   entitled   to  the   restraint   by
injunction of all violations by Sublessee, whether actual, attempted or threatened, of any covenant, condition or provision of this Sublease.

   Section  22.25  Attachments.  Attached  hereto and
incorporated herein by reference are the following:


Exhibit "A", Legal Description;
Exhibit "B", Site Plan;
Exhibit "C", Construction Work;
Exhibit "D", Sign Design Criteria;
Exhibit "E", Space Layout
Exhibit "F", Commencement Letter;
Exhibit "G", Guaranty
Exhibit "H", Incorporated Sublease Terms, Rents, and
Conditions


   IN WITNESS WHEREOF, Sublessor and Sublessee have signed their names and affixed their seals on the day and year first above written.


IN THE PRESENCE OF:    SUBLESSOR:  KMART CORPORATION


                          By:  /s/ LORRENCE T KELLER
                               ------------------------
                               Lorrence T. Kellar
                          Its: Vice President of Real Estate


                            SUBLESSEE: CENTRAL COAST BANCORP
                               (d/b/a Community Bank of Central California)


                          By:  /s/ HARRY WARDWELL
                               -----------------------
                                Harry Wardwell
                          Its: Senior Vice President, Branch Manager




                      EXHIBIT A


                  LEGAL DESCRIPTION


Parcel A:

Parcel 4 as said Parcel is shown on that certain
Parcel Map filed for record June 28, 1991 in Book 8 of Parcel Maps, at page 34, San Benito County
Records.


Parcel B:

A non-exclusive Easement for ingress and egress as described in the Reciprocal Easement and Operation
Agreement executed by and between Kmart, a Michigan
Corporation and K & S Market, Inc., a California
Corporation, Recorded June 14, 1989 as Document No.
8905249, Records of San Benito County, California.





Hoilister, CA
Kmart Store #3748
Ground Lease Property
February 24, 1997
Page 1 of 1



[Picture Omitted]






                    EXHIBIT "C"

                  CONSTRUCTION WORK


        DIVISION I - TENANT'S/SUBTENANT'S WORK


                (Minimum Requirements)

The  Tenant/Subtenant  acknowledges  that the Demised
Premises  are  accepted  "AS IS".  This  work will be
performed    by   the    Tenant/Subtenant    at   the
Tenant's/Subtenant's   own   cost  and   expense   in
accordance  with the  Tenant's/Subtenant's  Plans and
Specifications  previously  approved  in  writing  by
the       Landlord/Lessor.       Tenant's/Subtenant's
contractor(s)   shall   secure   and   pay   for  all
necessary permits, Certificate of Occupancy and/or fees required by public authorities and/or utility companies with respect to Tenant's/Subtenant's work.


A.    General Requirements


1.    All     work     installed     by     the
Tenant/Subtenant   shall  be  coordinated  with
and  completed so as not to interfere  with the
Landlord's/Lessor's    construction   schedule,
business    operations,     nor    any    other
Tenant's/Subtenant's activities.


2.     All contractors employed by either the
Landlord/Lessor or the
Tenant/Subtenant shall allow other contractors, even of the same trade, to work on the Demised Premises without interference.


3. The Tenant/Subtenant and Tenant's/Subtenant's contractors shall provide all insurances required by the Landlord/Lessor, prior to the start of any construction work within the Demised Premises. The
Landlord/Lessor, Kmart
Corporation, shall be named as an additional insured.


4. The Tenant/Subtenant shall at all times, keep the Demised Premises and the surrounding area free from accumulations of waste materials and/or rubbish caused by his employees or workers. The
Tenant/Subtenant or his contractor
shall provide dumpsters and maintenance of said dumpsters during the construction period.


B. Interior Partitions


All partitions will be furnished and installed by the Tenant/Subtenant.


C. Interior Finishes


All   wallboard,    trim,   painting,    staining,
enameling  and any wall  coverings  or decor shall
be    provided     and     installed     by    the
Tenant/Subtenant.


D. Flooring


Tenant/Subtenant shall provide carpet or resilient tile flooring on all concrete floors.


E. Cabinets Shelving Counters etc.

Cabinets,  shelving,  counters,  etc.,  are  to be
furnished     and     installed     complete    by
Tenant/Subtenant,    including    connections   to
utilities.


CONSTRUCTION WORK (continued)


F.  Plumbing

Any  plumbing  facilities  in  excess  of  existing
facilities  provided by the  Landlord/Lessor,  such
as   kitchen    equipment,    toilet    facilities,
janitor's  sink,  hose  bibbs,   laboratory  sinks,
special  fixturing  or  outlets,  will be  provided
and installed  and  connected by  Tenant/Subtenant.
The    Tenant/Subtenant     will    provide    fire
extinguishers as required by building code and insurance underwriters; see also "H'.


G. Heating, Cooling and Ventilating


Exhaust  air vent  systems as  required  for hoods,
etc.,  including  outlets  or  connections  thereto
will be provided by  Tenant/Subtenant.  Heating and
cooling  required will be by the  Tenant/Subtenant.
All  vents  and  hoods  shall   comply  with  local
governing  agencies.  Tenant/Subtenant  will submit
HVAC unit manufacturer, data and shop drawings for Kmart approval. Upon approval, maintenance brochures and 5-year warranty (HVAC unit - 1 year and compressor - 4 year) shall be forwarded to Kmart Corporation.


H. Fire Protection Sprinklers


The  Tenant/Subtenant  shall pay for and supply any
items   required   in   excess   of  the   existing
sprinkler system.  Tenant/Subtenant  will provide a
sprinkler  layout and  calculations  for  Governing
Authorities  and  Landlord/Lessor's   approval.  If
the  Tenant/Subtenant  is  required  to  have a dry
chemical  fire  extinguisher  system,  it  shall be
provided,   installed   and   maintained   by   the
Tenant/Subtenant; see also "F".


I. Electrical Power and Lighting


Tenant/Subtenant   will  furnish  and  install  the
electrical  work  in  excess  of that  provided  by
Landlord/Lessor.  Such items may  include,  but not
limited  to,  lighting,   special   outlets,   high
voltage    outlets,    exit    light,    telephone,
communication  and music  systems,  burglar  alarms
and/or  warning   systems,   emergency   generator,
Tenant's/Subtenant's  store  signs and  controlling
time  clocks.  If  Tenant/Subtenant  furnished  its
own light  fixtures,  the same will be installed at
the  Tenant's/Subtenant's   expense  including  the
cost of additional outlets.


J. Storefronts


Changes to the storefront design shall only be initiated upon approval of the Landlord/Lessor.


K. Tenant/Subtenant Signs - (See Exhibit "D")


The  Tenant/Subtenant  shall  furnish,  install and
connect  all  identification   signs  at  locations
provided  at the canopy or  building  fascia at the
Tenant's/Subtenant's  expense.  All  outside  signs
shall   be   submitted   to   Landlord/Lessor   for
approval before installation.


Canopy or  building  fascia sign  design,  lighting
and  sign   copy   color   shall  be   subject   to
Landlord's/Lessor's  approval.  Said sign  shall be
in  conformance  with the detailed  sign  criteria,
as prepared by  Landlord's/Lessor's  architect  and
attached  as  Exhibit  "D".  Prior to  fabrication,
three (3)  copies of sign  detail  and copy must be
submitted       to       Landlord/Lessor        for
Landlord's/Lessor's approval.



L.  Roof Openings

Except as  provided  by  Landlord/Lessor,  pursuant
to J above, the  Tenant/Subtenant  will furnish all
curbs,  lintels,   flashings,   counter  flashings,
pipes,  ducts,  vent  caps,  air  inlets,   exhaust
hoods,    louvers,    etc.,    as   necessary   for
Tenant's/Subtenant's  equipment  requiring openings
through roof and/or  exterior  walls.  Any cutting,
patching,   or   flashing   of  the  roof  for  the
Tenant's/Subtenant's  equipment  must be  performed
by  the   Landlord's/Lessor's   roofing  contractor
responsible for the roof guarantee. All such work will be done at the Tenant's/Subtenant's expense.


DIVISION II CONSTRUCTION PROCEDURES


A. Upon   execution   of   the    Lease/Sublease   the
   Tenant/Subtenant  will  have  thirty  (30)  working
   days  to   provide   to  the   Landlord/Lessor,   a
   Preliminary Floor Plan and Storefront Elevation for review and preliminary approval.

   When   submitting    Construction    Plans   and
   Specifications    (preliminary   or   completed)
   Tenant/Subtenant shall send five (5) sets of prints and specifications.

   The approval of said "Preliminary Floor Plan and Storefront Elevation" will require fifteen
   (15) working days.


B. The  Tenant/Subtenant  can elect to  contract  with
   an  "outside"  architect  of its  choosing  for the
   preparation   of  the   "Construction   Plans   and
   Specifications".   The  "outside"  architect  shall
   prepare  detailed  construction  drawings  for  the
   Demised  Premises,  incorporating  the improvements
   desired  by the  Tenant/Subtenant  (to  the  extent
   such    improvements    are   acceptable   to   the
   Sublessor). Such drawings will be forwarded to the Tenant/Subtenant for its approval.

C. All  contractors  engaged by the'  Tenant/Subtenant
   as  permitted  by  the   Landlord/Lessor   shall-be
   bondable,  licensed  contractors,  possessing  good
   labor  relations  capable  of  performing   quality
   workmanship   and  working  in  harmony   with  any
   contractor  hired  by  Landlord/Lessor.   All  work
   shall be coordinated with the general project work.

D. Construction shall comply in all respects with applicable Federal, State, County, Township and
   City Statutes, ordinances, regulations, laws and codes.

E. The   Tenant/Subtenant   shall   not   permit   any
   mechanic's   liens  to   attach   to  the   Demised
   Premises  or the  shopping  center  development  in
   which the Demised  Premises  are located on account
   of any labor or  materials  furnished  or  supplied
   to  the  Demised   Premises  in   connection   with
   Tenant's/Subtenant's  work.  In the event that such
   a  lien   is   attached,   Tenant/Subtenant   shall
   forthwith  cause  the same to be  discharged  or in
   lieu  thereof  furnish  a bond for the  benefit  of
   Landlord/Lessor  issued by a duly  licensed  surety
   company  authorized  to do  business  in the  State
   wherein   the   Demised    Premises   is   located,
   acceptable to  Landlord/Lessor,  which by its terms
   indemnifies    and   holds   the    Landlord/Lessor
   harmless from the effects of such lien.

F. The  Landlord/Lessor,   Landlord's/Lessor's  agent,
   an   independent   contractor,   or  an  authorized
   utility  company  as the  case may be,  shall  have
   the  right,  subject  to  the   Landlord's/Lessor's
   written  approval,  to run  utility  lines,  pipes,
   conduits   or  duct  work,   where   necessary   or
   desirable,  through attic space,  or other parts of
   the  Demised   Premises   and  to  repair,   alter,
   replace or remove the same,  all in a manner  which
   does   not   interfere   unnecessarily   with   the
   Tenant's/Subtenant's use thereof.


CONSTRUCTION WORK (continued)


G.      Construction Coordinator


Assistant Manager of Design Division
Kmart Corporation
3100 West Big Beaver Road
Troy, MI 48084-3163
(248) 643-1224


H.      Real Estate Coordination


Shopping Centers Asset Manager
Real Estate Department, West Annex
Suite 400
Kmart Corporation
3100 West Big
Beaver Road
Troy, MI 48084-3163
(248) 637-0714
(248) 637-9305 (fax)


THE USE OF "TENANT/SUBTENANT" AND
"LANDLORD/LESSOR" THROUGHOUT THIS EXHIBIT SHALL
ALSO BE INTERPRETED TO INCLUDE "TENANT/
LESSEE/SUBLESSEE" AND "LANDLORD/SUBLESSOR",
RESPECTWELY, AS APPLICABLE.








                     EXHIBIT "D"


                 SIGN DESIGN CRITERIA


NO SIGN INSTALLATION IS TO COMMENCE UNTIL WRITTEN
APPROVAL IS RECEIVED FROM THE REAL ESTATE
DEPARTMENT OF KMART CORPORATION.


REQUIREMENTS FOR SUBMITTAL OF TENANT/SUBTENANT
SIGNING PROPOSALS


Building
Sign:


1)     Complete written description of
tenant's/subtenant's sign to
include:


        Colors.
        Construction.
        Method of illumination.
        Dimensioned scale drawing showing exact
        size and location of sign on building.
        Section and details of sign.
        Detail showing attachment to building.
        Amperage and voltage requirements (assume 480 volt)

2)  Color photograph of
    tenant's/subtenant's
    storefront, minimum of 3" x 5".


3) Color photograph of the front of the entire building including Kmart and tenant's/subtenant's Demised Premises, minimum of 3" x 5".


Pylon Sign:


1)     Complete written description of
tenant's/subtenant's sign to include:


        .Colors
        .Construction
        .Method of illumination
        .Dimensioned scale drawing
        .Section and details of sign
        .Detail showing attachment to pylon
        .Amperage and voltage requirements (assume 480 volt)

2)    Color photograph of Kmart pylon with:


        .Overall height dimension
        .Height dimension of letter K panel


3)     Site plan indicating location of Kmart pylon.

NOTE: Tenants/Subtenants proposing the
installation of an individual pylon sign must indicate the proposed location of the new sign on the site plan.


TENANT/SUBTENANT BUILDING SIGN DESIGN CRITERIA

A. Length


(1)   May not exceed 50% of the building width.

(2) Length may vary in the instance of a lengthy name or because the building architecture may justify a larger or smaller sign for aesthetic reasons.

(3)   Shall comply with local sign ordinances.




B. Height

(1)   May not exceed 5'-O".
(2)   Shall comply with local sign ordinances.


C. Location

(1) Should always be on the (front) building facade.
(2) Sign must be located to comply with local sign ordinances.
(3)   May not project above roof and/or parapet.


D. Construction

(1)   Internally illuminated plastic faced letters.
(2) Individual internally illuminated plastic faced cabinet letters.
(3) One single internally illuminated plastic faced cabinet sign.
(4) Absolutely no exposed conduits, wiring, neon tubing, or spotlighted signing.
(5)   All wiring shall be "UL' rated.
(6)   Moving or blinking lights will not be approved.


E. Maintenance


(1) When  an  existing  sign  is  removed  for the
    installation   of  a  new   sign,   it  is  the
    responsibility  of  the   tenant/subtenant   to
    restore the building facade in the event any damage is incurred. This includes repairing chips, cracks and holes and repainting faded areas to match existing color.

NOTE All signing outlined above is subject to the written approval of Kmart's Design
       Division. Tenant/Subtenant must also obtain the approval of the appropriate governmental agencies and conform to all applicable regulatory codes.

       Tenant/Subtenant must submit sign drawings of all proposed signing for each location.

       Absolutely no reader boards or attraction boards will be approved for installation on the building.

       The entire installation must be done in a neat and workmanlike fashion; the quality and workmanship shall be equivalent to that of Kmart Corporation.



TENANT/SUBTENANT  CORPORATE LOGO BUILDING SIGN DESIGN
CRITERIA


A. Corporate Logo Approval

(1) Permitted only when absolutely pertinent to the tenants/subtenant's identity.


B. Size


(1)    Should not exceed 5'-O" x 8'-O".


C. Location

(1)   Approximately 5'-O" to 10'-0" from building end.
(2)   Should be at least 12'-O" above sidewalk.



D. Construction and Maintenance


(1) All construction and maintenance guidelines for building signs shall apply to corporate logo signs.

NOTE Absolutely no reader boards or attraction boards will be approved for installation on the building.


       All signing outlined above is subject to the approval of Kmart's Design
       Division. Tenant/Subtenant must also obtain the approval of the appropriate governmental agencies and conform to all applicable regulatory codes.

       Tenant/Subtenant must submit sign drawings of all proposed signing for each location.

       The entire installation must be done in a neat and workmanlike fashion; the quality and workmanship shall be equivalent to that of Kmart Corporation.


TENANT/SUBTENANT PYLON SIGN PANEL DESIGN CRITERIA


A. Size


(1) Shall not be larger in width than the clear space between column supports and a maximum height of 6'-O".


B. Location


(1) Installed a minimum of 5'-O" below the Kmart panel.


C. Design


(1) Simple and straightforward, in keeping with the Kmart signing.


D. Construction


(1)   Sign  must  be   double-faced   and   internally
   illuminated.
(2)   Moving or blinking lights will not be approved.


E. Absolutely no reader boards will be approved for installation on the Kmart pylon.


F. Maintenance


(1) We  will  expect  any  damage  incurred  to the
    Kmart   pylon   during  the   installation   or
    removal  of any  signs  to be  repaired  by the
    tenant/subtenant.   This  includes  removal  of
    any existing reader boards.




G. Fees


(I) A one-time  fee for the use of the Kmart  pylon
    must  be   negotiated   with  the  Real  Estate
    Department at Kmart  Corporation  International
    Headquarters, Troy, Michigan 48084.


(2) The tenant/subtenant will be responsible for the cost of all electricity consumed by its sign.




NOTE All dimensions above are based on a sign installation on a standard
            Kmart pylon. In the event Kmart
            Corporation installs a pylon smaller than the standard pylon, all dimensions above will be proportionately reduced.

            All signing outlined above is subject to the approval of Kmart's
            Design Division. Tenant/Subtenant must
            also obtain the approval of the
            appropriate governmental agencies and
            conform to all applicable regulatory
            codes.

            Tenant/Subtenant must submit sign
            drawings of all proposed
            signing for each location.

            The entire installation must be done in a neat and workmanlike fashion; the quality arid workmanship shah be equivalent to that of Kmart Corporation.


THE ABOVE  CRITERIA  ARE  SUBJECT TO REVISION AT
THE SOLE DISCRETION OF KMART CORPORATION.


THE     USE     OF     "TENANT/SUBTENANT"     AND
"LANDLORD/LESSOR"  THROUGHOUT  THIS EXHIBIT SHALL
ALSO BE INTERPRETED TO INCLUDE  "TENANT/  LESSEE!
SUBLESSEE"       AND        "LANDLORD/SUBLESSOR",
RESPECTIVELY, AS APPLICABLE.




[Picture Omitted]





                    EXHIBIT "F"
                 COMMENCEMENT LETTER


August 1, 2000


Mr. Harry Wardwell
Senior Vice President,
Branch Manager
Central Coast Bancorp.
301 Main Street
Salinas, CA 93901

Re:      Kmart No. 3748- Hollister, CA
         491 Tres Pinos Road, Unit 103
         Hollister, CA 95023


Dear Mr. Wardwell:

Central Coast Bancorp has entered into a sublease with Kmart Corporation for premises at the referenced location. This letter will outline procedures regarding payments and clarify questions you may have relative to administration of the sublease.


The commencement date of your sublease is August 1, 2000.


The expiration date of your initial primary term is July 31, 2003.


Unless otherwise noted, your liability for all payments is effective as of the commencement date.


MINIMUM RENT $1,890.00 per month commencing November
1, 2000.

If your sublease provides for periodic rent increases it is your responsibility to initiate the require change at the proper time.


PERCENTAGE RENT Not applicable.

ADDITIONAL RENT 1.5061% of Kmart's costs for
[real estate taxes, common area maintenance, exterior repairs, parking lot lighting and building fire insurance]; payable by monthly escrow payments with an annual reconciliation of costs and payments.


      Real Estate Taxes:   Monthly escrow payment $97.00.

      Common Area Maintenance: Monthly escrow payment $102.00.
      Repairs


      Parking Lot Lighting: Monthly escrow payment is included in CAM.


      Building Fire Insurance: Monthly escrow payment $12.00.


LATE PENALTY Please note that a late fee as set forth in your sublease will be charged on all late payments. Therefore, it is necessary that your payments are received on or before the first of each calendar month.

UTILITIES Electricity, gas and water, is directly metered to your store, therefore you should immediately establish an account with the local utility company.








IT IS IMPERATIVE THAT YOU MAKE ARRANGEMENTS WITH THE
APPROPRIATE UTILITY COMPANIES TO ESTABLISH ACCOUNTS
IN YOUR NAME, AS KMART CORPORATION WILL ARRANGE
FINAL READINGS TO CLOSE OUR ACCOUNT ON JULY 31, 2000.


ESCROW PAYMENTS Your initial escrow rates have been based on estimated costs. At the end of each sublease year, scheduled payments will be reconciled with actual costs and you will be invoiced for any additional amount owed or issued a refund, whichever is applicable. New escrow rates are established annually based on costs over the previous year. Occasionally an escrow rate is adjusted during the year if it appears that costs will significantly exceed your scheduled payments.


SUMMARY OF MONTHLY PAYMENTS: Minimum Rent    $1,890.00
      Real Estate Taxes                      $   97.00
      CAM [/Repairs]                         $  102.00
      Parking Lot lighting             Included in CAM
      Building Fire Insurance                $   12.00
                                            -----------
      TOTAL MONTHLY PAYMENT                  $2,101.00


ADDRESS FOR PAYMENTS Rent and escrow payments are due, in advance on the first day of each month. Payment for invoiced items is due ten
(10)  days  following  the date of the  invoice.
Checks must be payable to "Kmart Corporation" and should be mailed to the address below in time to be received on or before the date they are due.


Kmart #3748
Department G
P.O. Box 4771G
Carol Stream, IL 60197- 4771


Please  identify  your  payments  with the Kmart
location   number   (No.   3748),   your  tenant
identification   number   (No.   103),   and   a
notation of what you are paying, i.e. rent, utilities, etc.


NOTE: The street address in Troy Michigan should be used for all correspondence going to Kmart
Corporation All correspondence must include the Kmart location number (No 3748 and the city and state wherein your demised premises is located.


ADDRESS FOR CORRESPONDENCE
Shopping Centers Asset Manager
Real Estate Department
Kmart Corporation
3100 West Big Beaver Road
Troy, MI 48084
(248-637-0714)
(Fax No. 248-637-9305)


A  carbon   copy  is  to  be  sent  to  the   Property
Management Company:


PM Realty Group
225 W. Wacker Drive
Suite 2200
Chicago, IL 60606
Attn: Retail Division


Inquiries regarding your sublease or
administrative matters, including those
related to your account, should be directed to PM Realty Group's property manager, Kathy
Douglas at 415.288.9559.

Unless otherwise advised, we will mail all correspondence, invoices and statements to the address used on this letter. If you would like us to use an alternate address, please advise the writer, with a carbon copy to Kmart
Corporation, Shopping Centers Asset Manager.



PROOF OF INSURANCE You are required to provide proof of insurance as referred to in Article
X of your sublease.

MAINTENANCE  AND  REPAIRS  Requests  for  maintenance
and  repairs,  other  than  those  for  which you are
responsible,  are  to be  directed  to  the  property
management  company of the Kmart shopping center.  If
repairs  are  not   completed   within  a  reasonable
period  of  time,  you  should  advise  the  Shopping
Centers Asset Manager, Judy M. Chambers, listed above.


We acknowledge receipt of your security deposit in the amount of $2,101.00.


This letter is not intended to modify the captioned sublease. In the event of error or discrepancy between the sublease and this letter, the sublease will prevail.


Sincerely,


PM Realty Group


Susan M. Ahlert
Vice President-Retail Leasing

cc: S. Bartos, Real Estate Accounting
    D. Hurley, Real Estate Accounting
    Shopping Centers Asset Manager, Real Estate
Department




                     EXHIBIT "G"
                       GUARANTY

                INTENTIONALLY DELETED.






                      EXHIBIT H


INCORPORATED SUBLEASE TERMS, RENTS, AND CONDITIONS
(Sublease, dated July 17, 2000, between Kmart
Corporation,
Sublessor, and Central Coast Bancorp, Sublessee, doing business as
Community
Bank of Central California)


The terms, rent(s), and conditions listed below are incorporated within the specific sections of the Sublease, as defined therein, and are as follows:


Section 1.1 Demised Premises


The   approximate   dimensions   of   the   Demised
Premises   (Unit   103)  are   twenty   (20)   feet
(frontage)  and seventy (70) feet (depth)  totaling
approximately  One Thousand  Four  Hundred  (1,400)
square feet of space within the Kmart No. 3648, Hollister, California Shopping Center located at
491 Tres Pinos Road, Hollister, California 95023.


Sublessor Master Lease Dated: March 4, 1997; Ground
Lease Dated: November 2, 1988


Section 1.2(a) Term:


Sublease Primary Term "Commencement Date": August 1,
2000


Sublease  Primary Term  Expiration  Date:  July 31,
2003, or unless sooner terminated as provided within the Sublease.


Section 1.2 (b) Option to Extend Term:


Two (2) three (3) year options not beyond July 31, 2009.


Section 2.2 Annual Minimum Rent


Primary  Term  Aggregate  Minimum  Rent of at least
SIXTY  FOUR  THOUSAND   EIGHT  HUNDRED  NINETY  AND
00/100 DOLLARS ($64,890.00):


A.  Commencing    November    1,    2000,    ("Rent
Commencement   Date",  as  defined  within  the
Sublease)  for the period  from August 1, 2000,
through July 31, 2001,  SEVENTEEN  THOUSAND TEN
AND  00/100  DOLLARS  ($17,010.00),  payable in
equal  monthly  installments  of  ONE  THOUSAND
EIGHT   HUNDRED   NINETY  AND  00/100   DOLLARS
($1,890.00);


B.  From August 1, 2001, through July 31, 2002,
TWENTY THREE THOUSAND FIVE
HUNDRED TWENTY AND 00/100 DOLLARS ($23,520.00) per
Sublease Year,
payable in equal monthly installments of ONE
THOUSAND NINE HUNDRED SIXTY
AND 00/100 DOLLARS ($1,960.00); and


C.  From August 1, 2002, through July 31, 2003,
TWENTY FOUR THOUSAND THREE
HUNDRED SIXTY AND 00/100 DOLLARS ($24,360.00) per
Sublease Year, payable
in equal monthly installments of TWO THOUSAND THIRTY
AND 00/100 DOLLARS
($2,030.00)). The third (3rd) Sublease Year shall terminate on July 31, 2003, whether or not that period shall be for twelve (12) calendar months or some other number of calendar months more or less than that and in such event the Annual Minimum Rent shall be adjusted so that the sum of TWO THOUSAND
THIRTY AND 00/100
DOLLARS ($2,030.00) shall be paid for every calendar month of the Sublease Year.
Likewise, any other amounts due under this Sublease shall be adjusted higher or lower on a proportional basis to reflect the actual number of calendar months in the Sublease
Year.


First Option Term Aggregate Minimum Rent of at least SEVENTY EIGHT THOUSAND ONE HUNDRED TWENTY
AND 00/loo DOLLARS ($78,120.00):


D.    From August 1, 2003, through July 31, 2004,
TWENTY FIVE THOUSAND TWO
HUNDRED AND 00/100 DOLLARS ($25,200.00) per Sublease
Year, payable in equal
monthly installments of TWO THOUSAND ONE HUNDRED AND
00/100
DOLLARS ($2,100.00);


E.    From August 1, 2004, through July 31, 2005,
TWENTY SIX THOUSAND FORTY
AND 00/loo DOLLARS ($26,040.00) per Sublease Year, payable in equal monthly installments of TWO THOUSAND ONE HUNDRED SEVENTY AND
00/100
DOLLARS ($2,170.00); and

F.    From August 1, 2005, through July 31, 2006,
TWENTY SIX THOUSAND EIGHT
HUNDRED EIGHTY AND 00/100 DOLLARS ($26,880.00) per
Sublease Year,
payable in equal monthly installments of TWO
THOUSAND TWO HUNDRED
FORTY AND 00/100 DOLLARS ($2,240.00). The sixth
(6th) Sublease Year shall
terminate on July 31, 2006, whether or not that period shall be for twelve (12) calendar months or some other number of calendar months more or less than that and in such event the Annual Minimum Rent shall be adjusted so that the sum of TWO
THOUSAND TWO HUNDRED FORTY AND 00/100 DOLLARS
($2,240.00) shall be
paid for every calendar month of the Sublease Year.
Likewise, any other amounts due
under this Sublease shall be adjusted higher or lower on a proportional basis to reflect the actual number of calendar months in the Sublease
Year.


Second Option Term Aggregate Minimum Rent of at least EIGHTY FIVE THOUSAND SIX HUNDRED EIGHTY AND
00/100 DOLLARS ($85,680.00):

G.    From August 1, 2006, through July 31, 2007,
TWENTY SEVEN THOUSAND
SEVEN HUNDRED TWENTY AND 00/100 DOLLARS ($27,720.00) per Sublease Year, payable in equal monthly installments of TWO
THOUSAND THREE HUNDRED TEN
AND 00/loo DOLLARS ($2,310.00);


H.    From August 1, 2007, through July 31, 2008,
TWENTY EIGHT THOUSAND
FIVE HUNDRED SIXTY AND 00/100 DOLLARS ($28,560.00) per Sublease Year, payable in equal monthly installments of TWO THOUSAND THREE
HUNDRED EIGHTY
AND 00/100 DOLLARS ($2,380.00); and


I.    From  August  1,  2008,  through  July 31,
2009,  TWENTY  NINE  THOUSAND  FOUR  HUNDRED AND
00/100 DOLLARS  ($29,400.00)  per Sublease Year,
payable  in equal  monthly  installments  of TWO
THOUSAND FOUR HUNDRED  FIFTY AND 00/100  DOLLARS
($2,450.00).   The  ninth  (9th)  Sublease  Year
shall  terminate  on July 31,  2009,  whether or
not  that  period   shall  be  for  twelve  (12)
calendar   months  or  some   other   number  of
calendar  months  more or less  than that and in
such  event the  Annual  Minimum  Rent  shall be
adjusted  so that the sum of TWO  THOUSAND  FOUR
HUNDRED  FIFTY AND  00/100  DOLLARS  ($2,450.00)
shall be paid for every calendar month of the Sublease Year. Likewise, any other amounts due under this Sublease shall be adjusted higher or lower on a proportional basis to reflect the actual number of calendar months in the Sublease Year.




Section 2.3 Percentage Rent


All   references   to   Percentage   Rent  within  the
Sublease  shall be deleted if in  reference to payment
of  Percentage  Rent  since  Sublessee  does  not  pay
Percentage   Rent.   Sublessee  shall,   however,   be
required to report Gross Sales (as defined within the Sublease pursuant to this Sublease.

Section 5.1 Use Of Premises


Purpose: Bank facility to the general public.


Section 5.2 Change of Name


Business Name: Community Bank of Central California


Section 21.1 Security Deposit

TWO THOUSAND ONE HUNDRED ONE AND 00/l00 DOLLARS
($2,101.00).





            FIRST AMENDMENT TO SUBLEASE


This First Amendment to Sublease  (hereinafter  "First
Amendment")  is made and  entered  into on October 11,
2000,   between   Kmart   Corporation,    a   Michigan
corporation,  having  its  principal  office  at  3100
West   Big   Beaver   Road,   Troy,   Michigan   48084
(hereinafter  referred to as "Sublessor")  and Central
Coast Bancorp,  a California  corporation,  having its
principal   office  at  301  Main   Street,   Salinas,
California  93901 doing  business as Community Bank of
Central   California   (hereinafter   referred  to  as
"Sublessee").


WHEREAS, Sublessor and Sublessee entered into a Sublease, dated July 17, 2000, (hereinafter referred to as "Sublease"); and


'WHEREAS,  Sublessor  and  Sublessee  seek  to
amend   the   terms   of  said   Sublease   as
hereinafter provided;


NOW  THEREFORE,   in   consideration   of  the
mutual   covenants   herein   contained,   the
parties agree to the following:

1. ATM  Definition.  As used  herein,  the  term  "ATM"
shall  mean  an  electronic  fund  transfer   terminal
consisting of any automated  teller machine,  together
with  the  fixtures,   access  lines,  equipment,  and
furnishings  (hereinafter  "ATM")  necessary  to,  or,
which will  facilitate  the operation of the automated
teller machine in the  performance of certain  banking
services    and/or   the   dispensing   of   cash   to
Sublessee's customers.

2. ATM Installation/Taxes/Security/Indemnification/
Insurance/Legal   Compliance.  The  provisions  of  the
Sublease and master leases and agreements   shall apply
to  the  installation of  the  ATM, including,  without
limitation,  repair  of  any damage caused thereof and
subsequent  removal.  The installed  ATM  will  for all
purposes  be and  remain Sublessee's personal  property
and shall not become a fixture or real property. During
the  Sublease  Term, Sublessee  shall  pay any and  all
excise,  privilege, sales,  use,  or other taxes levied
against or upon the ATM or upon any or  all  associated
fixtures  and  equipment.   Sublessor,  in  its  sole
discretion,  may upon  thirty  (30) days prior  written
notice  require Sublessee,   at  Sublessee's   expense,
to remove or relocate the ATM and to restore  the  area
to as good or  better condition which existed prior  to
the installation of the ATM thereof,  and  Sublessee
agrees to the same.  In the event  Sublessee  fails to
perform as contemplated herein, Sublessor is authorized
by Sublessee to remove the  ATM,  in  Sublessor's  sole
discretion,   without   incurring   any   liability  to
Sublessee   or  any  third   party.   In  such   event,
Sublessee  shall  pay  to  Sublessor  upon  demand  all
costs  for  removal,   repair,   and   restoration  and
indemnify, hold harmless, and defend Sublessor from and against any liablity or claims arising thereof.

Sublessee  shall  submit  to  Sublessor  its  plans and
specifications  for its ATM  installation  and  signage
and  performed  such work  pursuant to the Sublease and
its  exhibits.  Sublessee  shall not  commence any work
until the same is  approved  in writing  by  Sublessor,
in  its  sole  discretion,  its  Landlord,  its  Ground
Lessor,  and  its/their  mortgagee(s),  as  applicable.
Sublessee   shall   pay  all   expenses   incurred   by
Sublessor to obtain any consent(s) associated with the ATM.

Sublessee,   at  its  sole  expense,   shall   provide,
without    limitation,     all    necessary    heating,
ventilation  air-conditioning,   and  electrical  power
support at the ATM  location  and will  further pay all
utility usage  charges  applicable to the operation of
the ATM, including,  without  limitation, all  costs of
access and  connection to the designated  electrical
junction box  and/or  panel.  Servicing  and  other
operational  functions  shall be performed by Sublessee
only during pre-opening and post-closing facility hours
with the prior approval of Sublessor.   Notwithstanding
any provisions to  the contrary  within  the  Sublease,
Sublessee   shall   provide   its  own   security   and
indemnify,  hold harmless,  and defend Sublessor,  with
counsel  acceptable  to  Sublessor,  from  any  and all
claims,  costs,  including  attorneys' fees,  expenses,
causes of action,  lawsuits,  demands,  and liabilities
arising,   directly  or   indirectly,   from,   without
limitation,    the   installation,    existence,   use,
operation,  maintenance,  repair,  and removal,  of the
ATM, including,  without  limitation,  the insertion of
explosive  devices and any  resulting  claims or damage
caused  thereof.  Sublessee  shall  provide  sufficient
and  adequate  insurance,  satisfactory  to  Sublessor,
for and against the  foregoing.  Such claims shall also
include,  without  limitation,  third party  assertions
that any ATM or its  equipment  infringes  any  patent,
copyright,  trademark  or  other  proprietary  right or
constitutes  a misuse of any trade secret  information.
Sublessee   shall  pay  all   costs,   attorney   fees,
settlement    payments,    and   damages   arising   in
connection with any such claims.

Sublessee  also  agrees to  reimburse,  indemnify,  and
hold  harmless  Sublessor  from and against all claims,
costs,  including  attorney fees,  expenses,  causes of
action,  lawsuits,  demands,  and  liabilities  against
Sublessor  due  to  Sublessee's   business  activities,
including,   without   limitation,   the  negligent  or
intentional   acts,  or  omissions,   of   Sublessee's,
without  limitation,   agents,  employees,   customers,
contractors, or invitees.

Sublessee shall comply with all applicable laws and regulations pertaining to the ATM, including without limitation, the regulations of the Federal Reserve
Board.

3.  Reciprocal   Easement  and  Operation   Agreement.
Sublessee shall be responsible to comply with the provisions of the Reciprocal Easement and Operation
Agreement (hereinafter "REOA"), dated June 13, 1989, between Sublessor and K & S Market, Inc. and to obtain, at Sublessee's sole expense, any consent(s) which may be required. A copy of the REOA is attached hereto and and incorporated herein as Exhibit I to the Sublease.


5. No Agency Partnership or Joint Venture. Nothing contained within the Sublease or this First Amendment shall be construed as creating a relationship of principle and agent, or a partnership, or joint venture between Sublessee and Sublessor and Sublessee shall at all times conduct its activities independently thereof.


6. Entire Agreement. This First Amendment contains the entire agreement of Sublessee and Sublessor with respect to the subject matter hereof and the same shall not be modified unless in writing and signed by the parties.

7. Captions and Section Numbers. The captions and section numbers appearing in this First Amendment are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such sections of this First Amendment in any way affect the same.


8.  Contingency.  This First  Amendment is  contingent
upon  Sublessee   submitting  to  Sublessor   detailed
plans and  specifications  of the modifications of the
Demised  Premises,  including,  but not limited to, to
proposed  signage,   and  obtaining   Sublessor,   its
Landlord,    its   Ground   Lessor,    and   its/their
mortagee's(s'),    as   applicable,    prior   written
approval(s) prior to any work being commenced. Any such modifications shall be completed in accordance with the Sublease and its exhibits.


This First  Amendment  shall  become  binding upon the
respective  parties,  their  successors,   heirs,  and
assigns.


Except  for  the  modifications   herein  stated,  all
provisions of the Sublease shall continue in full force and effect.


IN  WITNESS  WHEREOF,  Sublessor  and  Sublessee  have
cause  this  First   Amendment   to  be   executed  in
quadruplicate as of the day and year first above written.


WITNESSES:

                       SUBLESSOR:  KMART CORPORATION


                          By:  /s/ LORRENCE T. KELLER
                               -----------------------
                                Lorrence T. Kellar
                          Its: Vice President of Real Estate


                            SUBLESSEE: CENTRAL COAST BANCORP
                               (d/b/a Community Bank of Central California)


                          By:  /s/ HARRY WARDWELL
                               -----------------------
                                Harry Wardwell
                          Its: Senior Vice President, Branch Manager




  Kmart #3748 - Hollister, CA
  Central Coast Bancorp
  (Community Bank of Central California)
  First Amendment - Exhibit I











                 RECIPROCAL EASEMENT


                    AND AGREEMENT


                    Hollister, CA

                  TABLE OF CONTENTS


I.  DEFINITION
1.01     Arby's Parcel
1.02     Base Parcel
1.03     Building Areas
1.04     Common Areas
1.05     Developer
1.06     Developer Parcel
1.07     Floor Area
1.08     K mart
1.09     K mart Building
1.10     K mart Parcel
1.11     Mortgage
1.12     Mortgagee
1.13     Owner
1.14     Parcel
1.15     Person
1.16     Responsible Owner
1.17     Shopping Center
1.18     State


II. LAND USE
2.01     No interference with Common Areas
2.02     Conformity to Size Plan




III. COMMON AREAS
3.01     Parking Areas
3.02     Unimproved Building Area as Common Area
3.03     Rules for Use of Common Areas
3.04     Grant and Declaration of Reciprocal Easement
3.05     Temporary Use of Common Areas During.
         Construction and For Maintenance and Repair
3.06     Barriers and Traffic Control
3.07     Easement for Minor Encroachments
3.08     No Easements Beyond Shopping Center




IV.  OPERATION AND MAINTENANCE OF COMMON AREAS
4.01     Responsibility for Maintenance
4.02     Taxes
4.03     Common Area Liability Insurance

V. UTILITY EASEMENT

5.01     Separate Utility Lines
5.02     Common Utility Lines
5.03     Location of Easements
5.04     Installation, Maintenance and Repair
5.05     Relocation
5.06     Master Storm Drain Easement

VI.  BUILDING DESIGN AND CONSTRUCTION
  [Intentionally Omitted]

VII  SIGNS

7.01     Permitted Signs
7.02     Pylon Signs


VII  EMINENT  DOMAIN

IX.  MORTGAG  SUBORDINATE TO AGREEMENTES

X. NATURE OF AGREEMENT

10.01    Obligations of Agreement
10.02    No Dedication to Public
10.03    Amendment, Modification or Termination
10.04    Term of Agreement

XI.  APPROVALS

XII.  REMEDIES
12.01    Default of Owner
12.02    Other Remedies
12.03    Liens
12.04    No Waiver
12.05    No Termination for Breach

XIII.   MISCELLANEOUS

13.01    Severability
13.02    Estoppel Certificate
13.03    Governing Law
13.04    Headings
13.05    No Partnership
13.06    Notices
13.07    Mechanics' Liens


RECIPROCAL EASEMENT AND OPERATION AGREEMENT


        AGREEMENT made as of this 13th day of June, 1989 by and between K MART CORPORATION, a Michigan corporation, having its principal address at 3100
West Big Beaver Road, Troy, Michigan 48084 ("K mart') and K & S MARKET, INC., a California corporation, having an address at. 591 Tres Pinos
Road, Hollister, California 95023 ("Developer').


                     WITNESSETH:


        WHEREAS,   Developer   is  the   owner  of  a
certain   parcel   of   real   property    containing
approximately   6.91  acres   located  in  Hollister,
California,    which    real    property    is   more
particularly  described  on  Exhibit  "A-1"  attached
hereto   and   incorporated   herein   by   reference
(hereinafter referred to as the "Developer Parcel");
and


        WHEREAS, K mart is the owner of a certain parcel of real property containing approximately
7.67 acres located in Hollister, California, which real property adjoins and is contiguous with the Developer Parcel and is more particularly described on Exhibit "A-2" attached hereto and incorporated herein by reference (hereinafter referred to as the "K mart: Parcel"); and


        WHEREAS,  K mart and  Developer  have  agreed
to  develop  the  Developer  Parcel  and  the K  mart
Parcel  (the  combined  legal  description  of  which
Parcels is set forth on  Exhibit A  attached  hereto)
as  an  integrated   shopping   center   (hereinafter
referred to as the "Shopping  Center')  substantially
in  accordance  with the site plan  shown on  Exhibit
'3'  attached  hereto  and  incorporated   herein  by
reference; and


        WHEREAS,  the  parties  desire to subject the
K  mart  Parcel  and  the  Developer  Parcel  to  the
covenants,  conditions and  restrictions  hereinafter
set forth,  to establish  the  easements  hereinafter
described,  and to provide  for the  maintenance  and
operation  of  the  Common  Areas,   as   hereinafter
defined,  for  the  mutual  benefit  of  the  parties
hereto  and  their   respective   heirs,   executors,
successors,    assigns,    employees,     mortgagees,
tenants, customers and invitees.


        NOW,  THEREFORE,   in  consideration  of  the
mutual  covenants  and  agreements  herein  set forth
and for other good and  valuable  consideration,  the
receipt   and   sufficiency   of  which   is   hereby
acknowledged  by  each  party  hereto,   the  parties
agree as follows:


                      ARTICLE 1


                     DEFINITIONS


For purposes of this Agreement, the following terms shall, unless otherwise indicated, have the following meanings and the use of the singular shall include the plural:


        1.01 Arby's Parcel: That certain parcel of land depicted as 'Arby's" on Exhibit B hereto.

        1.02 Base  Parcel  The K mart  Parcel and the
Developer Parcel and any other Parcel resulting from a subdivision of the Developer Parcel which other Parcel contains a building designed for a single user having a ground Floor Area plan of at.
least 25,000 square feet.

        1.03  Building  Areas Those  areas  marked on
Exhibit  B  as  K  mart,  Garden  Shop,  Retail,  New
Office/Retail,   Existing  Office/Retail,  Taco  Bell
and Pad.

        1.04  Common  Areas  All  public  and  common
facilities  erected on the Shopping  Center  intended
for  common  use,   including   but  not  limited  to
entrances,  exits,  driveways,  access roads, parking
areas,  walks,  service  drives,  directional  signs,
lighting facilities,  utility services,  drainage and
retention  pond  facilities,   landscaped  areas  and
other facilities and areas intended for common use, as the same may exist from time to time in the Shopping Center, but not including any buildings erected on the Building Areas.


        1.05  Developer  K  &  S  Market,   Inc.,   a
California corporation, its successors and assigns, so long as it is the Responsible Owner of the Developer Parcel, otherwise the Responsible Owner of the Developer
Parcel.

        1.06 Developer Parcel That certain parcel of land described in Exhibit A-1 attached hereto and made a part hereof.


        1.07  Floor Area  Floor  area  measured  from
exterior  surface  of  exterior  walls  and  from the
center  of   common   walls  or   interior   demising
partitions, but shall exclude mezzanines, if any.

        1.08 K mart K mart  Corporation,  a  Michigan
corporation,  its successors and assigns,  so long as
it is the  Responsible  Owner  of the K mart  Parcel,
otherwise  the  Responsible   Owner  of  the  K  mart
Parcel.


        1.09 K mart Building The K mart retail
store building plus adjacent retail space and garden shop as the same is shorn on Exhibit 3.


        1.10 K mart Parcel That certain parcel of land described in Exhibit A-2 attached hereto and made a part hereof.

        1.11  Mortgage Any mortgage or deed of trust
or any leasehold mortgage.

        1.12 Mortgagee The mortgagee under any mortgage, the beneficiary under any deed of trust and the leasehold mortgagee under any leasehold mortgage.


        1.13  Owner  Any  person  who or which is the
record  owner of fee simple  title to a Parcel or any
portion   thereof  which  is  part  of  the  Shopping
Center;  provided,  however, in the event of the sale
by an owner  of all or a  portion  of a Parcel  and a
simultaneous  leaseback  of the  Parcel  or  portions
thereof  (a   "sale/leaseback"),   the  seller/lessee
under such  sale/leaseback  shall be deemed to be the
"Owner"  of such  Parcel or portion  thereof  for the
purposes  of  this   Agreement   so  long  as  it  is
designated  in the  lease  as  the  "Owner"  for  the
purposes of this  Agreement,  and  provided  further,
the  lessee  of a  Parcel  or a  portion  of a Parcel
under  a  ground  lease  or  other  lease  having  an
initial  term of  twenty-five  (25)  years or  longer
shall be deemed to be an  "Owner"  of such  Parcel or
a  portion   thereof   for  the   purposes   of  this
Agreement so long as it is  designated  in the ground
lease  or  other   lease  as  the   "Owner"  for  the
purposes of this Agreement.

        1.14 Parcel The K mart Parcel,  the Developer
Parcel,   and  all   parcels   resulting   from   the
subdivision thereof.


        1.15 Person An individual, partnership, firm, association, corporation, or other form of business or government entity.


        1.16  Responsible  Owner  The Owner of a Base
Parcel,  provided,  however,  that if any such  Owner
shall  transfer,  convey or ground lease its interest
in any  portion of a Base  Parcel in such a manner as
to create  multiple  Owners of the Base Parcel,  then
such  multiple  Owners shall  designate  one of their
number  to act on  behalf  of all such  Owners in the
performance  of the  provisions  of  this  Agreement,
which Owner so  designated  shall be herein  referred
to as the "Responsible  Owner".  Any such designation
shall be in writing,  duly executed and  acknowledged
by all  multiple  Owners of a Base Parcel  (including
the  Owner  so  designated),  and  recorded  with the
Office  of  the  County  Recorder  of the  County  in
which  the  Shopping  Center  is  located.  A copy of
such   designation   shall  be  sent  to  each  other
Responsible  Owner  in the  Shopping  Center.  In the
absence  of any such  written,  recorded  and  mailed
designation,  the Owner of the largest  subparcel  of
any   such   divided   Base   Parcel   shall  be  the
Responsible  Owner,  provided  however  that  for  so
long as K mart is the Owner of any  portion  of the K
mart   Parcel   it   shall  be   deemed   to  be  the
Responsible Owner of the K mart Parcel.


        1.17  Shopping Center The K mart Parcel and
the Developer Parcel.


        1.18  State: The State of California.


                      ARTICLE 2


                       LAND USE

2.01          No Interference With Common Areas.  No
use of the Shopping Center shall be made which shall interfere with the use of the Common Areas within the Shopping Center for the purposes for which they were intended as provided in this Agreement or impede the free flow of vehicular or pedestrian traffic thereon.


        2.02  Conformity  to Site  Plan.  The  parties
hereto  agree  to  develop   their   respective   Base
Parcels  in  the   manner   shown  in  the  site  plan
attached  hereto as  Exhibit  3.  Subject  to  Section
3.02,  any  changes to the  Exhibit 3 site plan may be
made  only  with  the  prior  written  consent  of the
Responsible    Owners,    provided   however,    minor
modifications  of an  immaterial  nature to the Common
Areas may be made by a Responsible Owner on such Responsible Owner's Parcel without such consent if such changes do not alter traffic flow, visibility, or parking arrangements upon or access with respect to the Shopping Center.


                      ARTICLE 3


                     C0MMON AREAS


        3.01  Parking  Areas  There shall at all times
be  maintained  on  Developer  Parcel  and  the K mart
Parcel  respectively  parking  spaces  for a:  least 4
automobiles  for  each  1,000  square  feet  of  gross
square   footage  of  Floor  Area  of  all   buildings
constructed  on the  Developer  Parcel  and the K mart
Parcel.  There  shall be no change in  parking  layout
or  pattern  of  traffic   flow  within  the  Shopping
Center from that depicted on Exhibit 3 without the prior written consent of the Responsible Owners.


        3.02  Unimproved  Building  Areas  as  Common
Area Any  portion of the  Building  Areas from time to
time  not  occupied  by a  building  or  buildings  or
otherwise  exclusively  appropriated to the use of the
Owner  of a  particular  Parcel  (or to  the  use of a
tenant(s)  of such Owner),  shall,  until such time as
construction is commenced  thereon,  be deemed "Common
Areas",  provided  the Owner of such  vacant  Building
Area  shall be solely  responsible  for  paying  taxes
and  assessments  on and  the  costs  of.  maintaining
such  vacant  Building  Areas.  Nothing  contained  in
this  Section  3.02  shall be deemed to  prohibit  any
Owner  from  building  on  any  Building  Area,   even
though such Building Area may have previously been included within the Common Areas.


        3.03  Rules  for  Use  of  Common   Areas  The
Responsible Owners shall adopt reasonable rules and regulations restricting the time, manner and place of political and charitable activities in the Common
Areas of the Shopping Center.


             No  merchandise  may  be  stored  on  the
Common   Areas.   No  business  may  be  conducted  or
performed  in or on the  Common  Areas or  merchandise
sold  therefrom  except for one day"  Shopping  Center
wide  sales  conducted  on any one or more of the Base
Parcels.  Such  sales  shall  be  located  only on the
sidewalks  and walkways  adjoining the buildings to be
constructed in the Shopping  Center.  No more than two
(2) such sales may be conducted  in any calendar  year
without  the  prior   written   approval  of  all  the
Responsible  Owners,   which  approval  shall  not  be
unreasonably withheld.


Anything      hereinabove      to     the     contrary
notwithstanding,  K mart  shall  have the right for so
long as it  operates  a K mart  retail  store on the K
mart  Parcel  to use the  Common  Areas  within  the K
mart  Parcel  and  Developer  shall have the right for
so  long  as  it   operates   retail   stores  on  the
Developer  Parcel to use the Common  Areas  within the
Developer  Parcel  for  special   promotional  events,
including   truck   and   trailer   sales,   provided,
however,  that  such  use by K mart or  Developer,  as
the  case  may be,  does  not  unreasonably  interfere
with the  operations  of the  Shopping  Center.  There
shall  be no  distribution  of  flyers,  circulars  or
advertisements  in, on or from the Common  Areas.  The
Responsible  Owners  shall  each  have  the  right  to
obtain  restraining  orders,   injunctions,  or  other
legal process in order to enjoin any such activities not approved or consented to as hereinabove set forth.


        3.04  Grant and  Declaration  of  Reciprocal
Easements  Developer  and K  mart,  each  as  grantor,
hereby  reserves  to  itself  and  grants to the other
for  the   benefit   of  the  other  and  the   others
respective successors,  assigns, mortgagees,  lessees,
sub-lessees,  employees, agents, customers,  licensees
and  invitees,  and each  declare  for the  benefit of
each of the  respective  Parcels  within the  Shopping
Center    permanent,     mutual,     reciprocal    and
nonexclusive  easements  and  rights to use the Common
Areas for the  purposes  for which  they are  provided
and  intended,   including,   but  not.   limited  to,
ingress,  egress,  access,  and parking for  vehicular
or  pedestrian  traffic,  upon or across  the  parking
areas, entrances,  exits, driveways,  walks or service
drives  located  within the  Common  Areas and the use
of   storm   drainage   and   retention    facilities,
landscaping,   public  rest  rooms  and  other  public
facilities, direction signs and other areas intended for common use.


3.05   Temporary   Use  of   Common   Areas   During
Construction  and  For  Maintenance  and  Repair.   In
connection  with work  performed  within any  Building
Area,  incidental  encroachments upon the Common Areas
as a  result  of  the  use  of  ladders,  scaffolding,
storefront   barricades,    and   similar   facilities
resulting  in  temporary  obstruction  of  portions of
the  Common  Areas  shall be  permitted  hereunder  so
long  as   their   use  is  kept   within   reasonable
requirements  of  construction  or maintenance  repair
work  expeditiously  pursued.   Common  Areas  may  be
utilized   for   ingress   and   egress  of   vehicles
transporting  construction materials,  equipment,  and
persons   employed   in   connection   with  any  work
provided   for   herein  and   temporary   storage  of
material and vehicles being utilized in connection with such construction, subject to all of the other terms of this Agreement.


        3.06  Barriers and Traffic  Control  Except as
provided in Section 3.05 above, no walls,  fences,  or
barriers of any sort or kind shall be  constructed  or
maintained   in  the  Common  Areas  of  the  Shopping
Center,  or any portion  thereof,  which shall prevent
or  impair  the  use  or   exercise   of  any  of  the
easements  granted  herein,  or the  free  access  and
movement,  including  without  limitation,  pedestrian
and vehicular  traffic,  between the various  Parcels;
provided,  however,  reasonable  traffic  controls  as
may be  necessary  to guide and  control  the  orderly
flow of  traffic  may be  installed  so long as access
driveways to the parking  area in the Shopping  Center
are  not   closed   or   blocked   and   the   traffic
circulation pattern of the Common Areas, as depicted on Exhibit 3, is not changed or affected in any way, unless the prior written approval of the Responsible
Owners is first obtained.


        3.07 Easement for Minor Encroachments. Each of the parties hereby grants to the other the non-exclusive right (a) to install, maintain and repair footings and underground supports which extend not more than three
(3) feet beyond the boundaries of the respective
Building Areas and (b) to
maintain such minor encroachments as are shown on the final exterior plans of any party where such encroachments have been approved by Developer and
K mart, provided such encroachments do not extend more than three (3) feet beyond the boundaries of the respective Building
Areas.


        3.08 No Easements Beyond Shopping  Center.  No
Owner  shall grant an  easement  or  easements  of the
type set  forth in this  Article  III for the  benefit
of  any  property  not  within  the  Shopping   Center
(except for easements for ingress and egress for the benefit of the Arby's Parcel) without the prior written consent of each other Owner, which consent may be granted or withheld in the sole discretion of such other Owner.


                      ARTICLE 4


      OPERATION AND MAINTENANCE OF COMMON AREAS


        4.01  Responsibility  for  Maintenance.   Upon
completion  of  construction  of the  improvements  on
the  Common   Areas  or  any  portion   thereof,   the
Responsible  Owner  shall,  during  the  term  of this
Agreement,  at its  sole  cost and  expense,  operate,
maintain   and   repair  or  cause  to  be   operated,
maintained and repaired all Common Areas within its respective Parcel and shall keep the same, or cause the same to be continuously kept, in good condition and repair, in a safe and sound condition, and clean and free of rubbish, debris, and other hazards to Persons using the same. Such maintenance, operation and repair shall include, but not be limited to, the following:


     (a)          The  care  and  replacement
of  all  shrubbery,   plantings,   and  other
landscaping;


     (b) Maintenance,  repair and replacement
of  concrete  and  asphalt  paving  and other
surface  materials  used on  drives,  parking
areas  and  walkways  using,  to  the  extent
reasonably   possible,   the  same   type  of
material originally installed, to the end that drives, parking areas and walkways are at all times kept in a level, smooth and substantially uniform condition;


     (c)          Adequate marking,  striping
and   directional   signing  of  all  parking
areas;


(d)              Maintenance, repair and replacement
of all common electrical and other common utility equipment and facilities so that the same are at all times in good operating condition, including lighting in the Common Areas, and electric light replacements;

     (e)          Payment  of all  electrical,
water and other utility charges or fees for services furnished to the Common Areas; and,


     (f)          Snow  removal,  when  and if
necessary,   and   sweeping   and  removal  of
rubbish and debris at least two (2.) times per week.


        4.02   Taxes   Developer   and  K  mart  shall
cooperate  in  undertaking  to  obtain   separate  tax
assessments   for  each  Parcel  within  the  Shopping
Center.  Each Responsible  Owner shall pay or cause to
be paid all  Taxes  levied  against  that  Responsible
Owner's   Base   Parcel   and   the    buildings   and
improvements thereon.


        4.03  Common  Area  Liability  Insurance  Each
Responsible  Owner shall, at all times,  maintain,  or
cause  to  be  maintained,  general  public  liability
insurance   against  claims  for  personal  injury  or
death  and  property  damage  occasioned  by  accident
occurring  upon,  in or on  the  Common  Areas  on its
Base  Parcel,  such  insurance  in each case to afford
protection  to the limit of not less  than  $1,000,000
in  respect  to injury or death to any one  person and
to a limit of not less than  $3,000,000  in respect of
the injury or death to any  number of persons  arising
out  of  any  one  accident,  such  insurance  against
property  damage to afford  protection to the limit of
not less than  $1,000,000  in respect to any instances
of property  damage.  Such insurance  shall be written
by  companies  of  nationally   recognized   financial
standing legally qualified to issue such insurance and shall name each Responsible Owner as an insured, as its interest may appear.


             Anything   contained  in  this-   Section
4.03  to the  contrary  notwithstanding,  any  and all
insurance  which any.  Responsible  Party is obligated
to  carry  hereunder  may  be  carried  pursuant  to a
prudent  selfinsurance  program  so long as such Party
maintains  a  tangible   net  worth,   determined   in
accordance   with   generally   accepted    accounting
principles   consistently   applied,   of   at   least
$100,000,000.  Upon  request,  any  Responsible  Party
shall  deliver to the other  Responsible  Parties  and
any   mortgagee   thereof   duplicate    policies   or
certificates of insurance evidencing the existence of all insurance required to be maintained hereunder.


                      ARTICLE 5


                  UTILITY EASEMENTS

       5.01 Separate Utility Lines Each Responsible
Owner hereby reserves to itself and grants to each other Responsible Owner, respectively, nonexclusive easements in, to, over, under and across the Common
Areas of the respective parcels for the
installation, operation, flow and passage, use, maintenance, repair, relocation and removal of sanitary sewers, storm drains, water and gas mains, electrical power lines, telephone lines and other utility lines, all of such sewers, drains, mains and lines to be underground, serving the respective
Parcels of each of the Responsible Owners.


        5.02  Common  Utility  Lines Each  Responsible
Owner hereby reserves
to  itself  and  grants  to  each  other   Responsible
Owner, respectively,
nonexclusive   easements  in,  to,  over,   under  and
across the Common Areas of
the   respective   Parcels   for   the   installation,
operation, flow and passage,
use,  maintenance,  repair,  relocation and removal of
sanitary sewers, storm
drains,  water and gas mains,  electrical power lines,
cable T.V., telephone
lines and other  utility  lines,  all of such  sewers,
drains, mains and lines
to be  underground,  for the  service of Common  Areas
and for use in common
with  other  parties.   Each  such  Responsible  Owner
further reserves to itself
the  right to  grant  such  easements  in,  to,  over,
under and across its
respective  Parcels,   for  the  purposes  hereinabove
enumerated, to such other
Persons as may from time to time be entitled thereto.


       5.03  Location  of  Easements  The  location of
all  easements  of the  character  described  in  this
Article  V  shall  be  subject  to the  prior  written
approval  of the Owner in,  to,  over and under  whose
Parcel  the same is to be  located.  If  requested  by
any  utility  company or an Owner upon  completion  of
construction  of such  utility  facilities  the Owners
of  Parcels   affected   thereby  shall  join  in  the
execution  of  an  agreement,   in  recordable   form,
appropriately identifying the type and location of such respective utility facility.


       5.04 Installation  Maintenance and Repair.  The
grantee of any of the  utility  easements  referred to
in this  Article  V shall be  responsible  as  between
the   grantor   and  the   grantee   thereof  for  the
installation,  maintenance  and repair of all sanitary
sewers,  storm drains,  pipes and conduits,  mains and
lines and  related  equipment  installed  pursuant  to
such grant.  Any such  maintenance and repair shall be
performed  only  after  two (2)  weeks  notice  to the
grantor of the  grantee's  intention  to do such work,
except  in the case of  emergency,  and any such  work
shall  be  done   without   cost  or  expense  to  the
grantor, and in such manner as to cause as little disturbance in the use of the Common Area as may be practicable under the circumstances.


       5.05  Relocation  At any time the  grantor  of
any of the  utility  easements  granted  pursuant  to
said  Article V shall have the right to  relocate  on
the  land of the  grantor  any such  sewers,  drains,
mains and lines and related  equipment  then  located
on  the  land  of  the  grantor  provided  that  such
relocation  shall  be  performed  only  after  thirty
(30) days  notice of the  grantor's  intention  to so
relocate  shall  be given  to the  grantee,  and such
relocation:   (a)   shall  not   interfere   with  or
diminish  the utility  services to the  grantee;  (b)
shall  not   reduce  or   unreasonably   impair   the
usefulness  or  function  of  such  utility;  and (c)
shall  be  performed   without  cost  or  expense  to
grantee.     Notwithstanding     such     relocation,
maintenance  shall be the  obligation of the grantee;
provided   that  if  there  shall  be  any   material
increase in such cost as a result of any such relocation, the grantor shall bear such excess.


5.06 Master Storm Drain Easement Developer and K mart hereby grant to and for the benefit of the other and, if so required by the City of Hollister, agree to grant to the City of Hollister, a thirty
(30') foot storm drainage easement along the south boundary of the Shopping Center as depicted on Exhibit B hereto. Developer further hereby grants to K mart corporation a twenty (20') foot storm drainage easement along the west boundary of the Shopping Center, which easement shall terminate upon the earlier to occur of the termination of K mart's
Ground Lease of the Premises or the extension of the thirty (30') foot storm drain on the southerly boundary of the Shopping Center to hook up on to a public drain on the west boundary of the Shopping
Center. K mart shall have the right to enter the Developer Parcel to install and maintain, at its sole cost and expense, such storm drain within the boundaries of the easement. K mart shall use its best efforts to minimize any disruption to business activity caused by such entry.








                      ARTICLE 6


               [INTENTIONALLY OMITTED]


                      ARTICLE 7


                        SIGNS


7.01  Permitted  Signs The  following  signs  shall be
permitted  in the  Shopping  Center:  (a)  directional
signs  for  guidance  upon the  parking  and  driveway
areas, (b) exterior building  identification  signs of
any  single  occupant  of the  Building  Areas  of the
Shopping  Center,  so long as such  signs are  similar
to the  standard  identification  signs  from  time to
time  being  used by any such  occupant  in its  other
stores in  similar  shopping  centers  in the State or
so long as the  Responsible  Owner  of the  Parcel  on
which the sign is to be  located  shall  approve  such
sign; (c) a temporary sign  identifying  the lender(s)
providing   construction  and/or  permanent  financing
for any  improvement  to be  located  in the  Shopping
Center,  (d) a sign or signs  identifying an automated
teller  machine(s)  or  similar  financial   equipment
operated  on any of the  Building  Areas,  so  long as
similar to other such  signs in  first-class  shopping
centers   in  the   State,   and  (e)  one  (1)  pylon
(monument) sign at the approximate  location  depicted
on   Exhibit  B  hereto   and  one  (1)   pylon   sign
(monument)  sign  at  the  western   entrance  to  the
Shopping  Center if and when  such a sign is  approved
by  municipal  authorities.  No other  signs  shall be
erected  or  maintained   upon  the  Common  Areas  or
Building Areas of the Shopping Center without the prior written approval of the Responsible Owners, which approval shall not be unreasonably withheld.
In no event shall any sign be installed on the roof of a building or which projects above the to? of any parapet wall or roof line if it is to be affixed to the side of a building not having a parapet wall unless such sign is of a design which is customary and commonly used by the occupant of the K mart
Building.


             Each   building    identification    sign
located in the  Shopping  Center and which  identifies
a   single   Shopping   Center   occupant   shall   be
maintained  in  good   condition  and  repair  by  the
Shopping Center occupant identified on such building identification sign.


        7.02  Pylon  Signs  All  pylon  signs  and the
identification  panels  thereon shall be maintained in
good   condition  and  repair  (or  caused  to  be  so
maintained) by the Responsible Party on whose Parcel the pylon sign is located.


                        ARTICLE 8


                    EMINENT DOMAIN


        In the event any part of the  Shopping  Center
shall  be  taken  by  eminent   domain  or  any  other
similar  exercise  of  governmental   authority,   the
entire  award for  value of the land and  improvements
so taken  shall  belong to the  Owner of the  property
so  taken  or to  any  Mortgagee  or  tenant  of  such
Owner, as their respective  interests may appear,  and
no other  Owner,  Mortgagee  or tenant in the Shopping
Center  shall  claim  any  portion  of such  award  by
virtue of any interest  created by this Agreement.  In
the  event  that  (a)  all of a  Parcel  or  (b)  such
portion  thereof as shall render the  continued use of
the remainder  thereof  impracticable,  shall be taken
by eminent  domain or by other  similar  authority  of
law,  then the  Owner of such  Parcel  may by  written
notice  given  to  the  then  Owners  of  all  Parcels
comprising  the Shopping  Center and  thereafter  duly
recorded  in the office of the County  Recorder of the
County  in  which  the  Shopping  Center  is  located,
terminate,  for itself,  its  successors  and assigns,
all  of  its   rights  and   obligations   under  this
Agreement as to the Parcel so taken. Any taking in eminent domain of parking areas of a Parcel below
80% of  the  ratio  required  to be  maintained  under
Section  3.01,  shall  permit  any Owner to  terminate
this Agreement as to such Parcel. The right of termination herein provided shall be exercised only by thirty (30) days written notice by an Owner to all other Owners and the holders of recorded first
Mortgagee on the Shopping Center and thereafter duly recorded in the office of the County Recorder in the County in which the Shopping Center is located.


        Nothing   hereinabove   shall  be   deemed  to
affect the rights of Developer and K mart under that certain Ground Lease dated November 2, 1988, with respect to a taking of the K mart Parcel.


                      ARTICLE 9


          MORTGAGES SUBORDINATE TO AGREEMENT


        Any Mortgage affecting any portion of the Shopping Center shall at all times be subject and subordinate to the terms of this Agreement and any Person foreclosing any such Mortgage or acquiring title by reason of a deed in lieu of foreclosure shall acquire title to the premises affected thereby subject to all of the terms of this Agreement.


                      ARTICLE 10


                 NATURE OF AGREEMENT


       10.01  Obligations of Agreement.  Except as
   otherwise  herein  provided,   each  and  every
   covenant,
   undertaking,    condition,   easement,   right,
   privilege,  and restriction (herein referred to
   -as  "Obligations  of  this  Agreement")  made,
   granted or assumed,  as the case may be, by any
   party  to  this  Agreement,  is  made  by  such
   party  for the  personal  benefit  of the other
   parties  hereto,  and also as Owner and  Owners
   of a portion of the Shopping Center,  and shall
   be an  equitable  servitude  on the  portion of
   the Shopping
       Center owned by such party  appurtenant  to
   or for the  benefit  of the other  portions  of
   the Shopping  Center.  Every Obligation of this
   Agreement  shall run with the  land,  and shall
   be binding  upon the party  making or  assuming
   the several Obligations of this Agreement,  and
   such party's successors,
   assigns,   Mortgagees,   tenants,  customers  and
   invitees  and shall  inure to the  benefit of all
   other  parties  to this  Agreement  and to  their
   respective   successors,   assigns,   Mortgagees,
   tenants,  customers and invitees.  Any transferee
   of  any  part  of  the   Shopping   Center  shall
   automatically be
   deemed,  by  acceptance  of title to such  Parcel
   to have assumed all the Obligations of this
       Agreement  relating thereto,  but only to the
   extent  such   Obligations   of  this   Agreement
   accrue   after   the   effective   date  of  such
   transfer  of title,  and to have  agreed with the
   Owner or Owners of all other
   portions of the  Shopping  Center to- execute any
   and all instruments and do any and all things
      reasonably   required   to   carry   out   the
   intention of this
   Agreement.   Any   transferor   shall   upon  the
   consummation of such transfer be
   relieved of all further liability under this Agreement. except such liability as may have arisen during his
   (its) period of ownership of the portion of the Shopping Center so conveyed and which remains unsatisfied, unless such transferor remains an Owner hereunder.

       10.02   No   Dedication   to   Public   Nothing
contained  in this  Agreement  shall be deemed to be a
gift or  dedication  of any  portion  of the  Shopping
Center to the  general  public or for any  public  use
or purpose  whatsoever,  it being the intention of the
parties   hereto  that  this   Agreement  is  for  the
exclusive  benefit  of all  Owners of any  portion  of
the  Shopping  Center and their  successors,  assigns,
Mortgagees,   tenants,  customers  and  invitees,  and
that  nothing in this  Agreement,  express or implied,
shall   confer  upon  any  Person,   other  than  such
Owners,  and their  successors,  assigns,  Mortgagees,
tenants,   customers   and   invitees  any  rights  or
remedies  under or by  reason of this  Agreement.  The
Owners of all Parcels comprising the Shopping Center shall have the right from time to time to close all or any portion of the Shopping Center to such extent as may be necessary to prevent a dedication thereof to the public or the accrual of any rights in any Person, not expressly granted rights hereunder.




       10.03  Amendment  Modification  or Termination
This  Agreement  may be  amended  or  modified  at any
time by a declaration in writing  mutually  agreed to,
executed  and  acknowledged  by  all  the  Responsible
Owners  of  any  Base  Parcel  and   thereafter   duly
recorded  in the Office of the County  Recorder of the
County  in  which  the  Shopping  Center  is  located,
provided  this  Agreement   shall  not  be  terminated
during  the  term   hereof  or  amended  or   modified
without the prior written consent of all Owners whose interests would be adversely affected by such amendment or modification. This Agreement shall not be terminated, amended, altered or modified in any way without the prior written consent of each first
Mortgagee then encumbering the Shopping Center, or any Parcel thereof.


       10.04 Term of Agreement  This  Agreement  shall
be  effective  as of the date of  recording  hereof in
the  Office  of the  County  Recorder  of  San  Benito
County  and shall  continue  in full  force and effect
until  11:59 p.m.  on  December  31,  2065;  provided,
however,  that in the  event  that no  portion  of the
Shopping  Center is utilized  for retail  purposes for
a continuous  period of two (2) years  (excluding  any
period  during  which  an  Owner  is  prevented   from
engaging  in such use by reason of  strikes,  lockouts
or other labor  difficulties,  the  elements or act of
God, the  requirements of any  governmental  act, law,
rule   or   regulation,   fire  or   other   casualty,
condemnation,  war, riot, or insurrection),  then this
Agreement   and   the   restrictions   and   easements
hereunder shall terminate and be of no further force or effect.



                      ARTICLE 11


                      APPROVALS

        Upon  receipt  by an  Owner of a  request  for
approval  or  consent  hereunder,  such  Owner  shall,
within   thirty  (30)  days  after   receipt  of  such
request,  notify in  writing  the Person  making  such
request of any  objections  thereto  (such  objections
to  be  specifically   stated)  and  such  Person  may
within  fifteen  (15)  days  thereafter  resubmit  its
request for approval  rectifying  any such  objections
to the  appropriate  Owner.  The Owner shall then have
an  additional  fifteen  (15) days  after  receipt  of
said   revisions  to  approve  or   disapprove   same.
Failure  to give any  written  notice  of  disapproval
within   the   periods   provided   for  above   shall
constitute approval thereof by such Owner. Whenever in this Agreement an Owner is given the right to approve or disapprove in its sole discretion, it may disapprove without specifying the reason therefor.





                      ARTICLE 12


                       REMEDIES


       12.01   Default  of  Owner.   In  the  event  a
Responsible   Owner   shall   fail  to   perform   its
obligations  under  this  Agreement,  the  Responsible
Owners  of the other  Parcels  or any of them may send
notice  to  the   Responsible   Owner  who  failed  to
perform   setting  forth  the  obligation   which  the
Responsible  Owner  has  failed  to  perform.  In  the
event such  obligation is not performed  within thirty
(30) days after  receipt of such  notice  (unless  the
Responsible  Owner  shall  have  commenced  to perform
the same within  such  period and shall be  diligently
proceeding  to  perform  the  same),  then  the  other
Responsible  Owners  or any one of them  upon ten (10)
days prior  written  notice to the  Responsible  Owner
who  failed  to  perform,  shall  have  the  right  to
perform  the same.  A  Responsible  Owner shall not be
deemed  to have  failed  to  perform  its  obligations
hereunder  for so long as such delay is prevented  due
to   strikes,    lockouts,    inability   to   procure
materials,  power failure,  acts of God,  governmental
restrictions,  enemy action,  civil  commotion,  fire,
unavoidable   casualty  or  other  causes  beyond  the
control of the Responsible Owner, provided that lack of funds shall not be deemed a cause beyond the control of the Responsible Owner.


             In  the  event  failure  to  perform  any
repair  or   maintenance   causes  an  emergency,   or
performance   of  such   repair  or   maintenance   is
necessary  to prevent or  relieve an  emergency,  then
the notice  required to be given  hereunder  need only
be such  reasonable  notice,  if any, as is  warranted
by the nature of the specific condition  involved.  If
appropriate   action  is  not  timely   taken  by  the
Responsible  Owner  failing  to  perform,   the  other
Responsible Owners or any of them shall be entitled immediately to perform such repair or maintenance.


             In  the   event   a   Responsible   Owner
performs  any  of  the  obligations  of a  Responsible
Owner  who  fails  to   perform  as   aforesaid,   the
Responsible  Owner so performing,  in addition to any,
other  remedies it may have,  shall be  reimbursed  by
the  defaulting  Responsible  Owner within thirty (30)
days  of  presentation  of the  appropriate  statement
therefor,  failing  which,  in  addition  to any other
remedies  it  may  have,  the  Responsible   Owner  so
performing  shall have a lien  against  real  property
and improvements of the defaulting  Responsible  Owner
for the unpaid amount  together with interest  thereon
from the date said  reimbursement  was due at the rate
of 15% per  annum or the  highest  rate  permitted  by
law,   whichever   is  lower.   Such  lien   shall  be
subordinate to the interest of any mortgagee, lessee or sublessee of the affected property, irrespective of when their interest attached, and may be enforced and foreclosed in a suit or action brought in any court of competent jurisdiction.


       12.02   Other   Remedies  In  addition  to  the
foregoing,  if any Owner  defaults in the  performance
of any other  material  provision  of this  Agreement,
which  default  continues  for a period of thirty (30)
days following  receipt of written  notice  specifying
the particulars of such
default,  any other Owner may  institute  legal action
against   the    defaulting    Owner   for    specific
performance, declaratory relief, damages or other suitable legal or equitable remedy. In addition to the recovery of damages and of any sums expended on behalf of the defaulting Owner, the prevailing party in the action shall be entitled to receive from the other party its actual attorneys' fees and costs for services rendered to the prevailing party in any such action (including any appeal thereof).


             The remedies  and liens  provided in this
Article  XII and the  enforcement  thereof  as  herein
provided   shall  be  in   addition   to  and  not  in
substitution for or exclusion of any other rights and remedies which the parties may have under this Agreement or at law or-in equity.


       12.03 Liens.  The lien provided for in Section
12.01 shall only be
effective when filed for record by the curing party
as a claim of lien against the defaulting Owner in
the Office of the County Recorder of the County in
which the Shopping Center is located, signed and
verified, which claim of lien shall contain the
following           as well as any other information
required by law in order to make the lien effective.


        (i)A statement of the unpaid amount of costs and expenses;


        (ii) A     description      sufficient     for
identification of that portion of the property of the defaulting Owner which is the subject of the lien;


       (iii) The last known name and address of the owner or reputed Owner of the property which is the subject of the alleged lien; and


       (iv)The name and address of the lien claimant.


             The  lien,  when so  established  against
the real  property  described  in the  lien,  shall be
prior and  superior  to any  right,  title,  interest,
lien or claim  which  may be or has been  acquired  or
attached  to such  real  property  after  the  time of
filing  of the  lien.  The  lien  shall be for the use
and  benefit of the person  curing the  default of the
defaulting   Owner,   and  may  be   enforced  by  any
remedies  afforded  lien  claimants  under  applicable
law  or  otherwise,   including,  without  limitation,
causing a Notice of Default,  to be  recorded  against
the defaulting  Owner's Parcel and thereafter  causing
the  Parcel  to be  sold  in the  manner  provided  by
applicable  law.  Any  such  sale  shall  be  held  as
promptly  as  possible.  The curing  party  shall have
the  power  to  bid on the  Parcel  of the  defaulting
Owner  at such  foreclosure  sale  and  thereafter  to
hold,  lease,  mortgage  and  convey  the  same.  Upon
payment in full (prior to such a  foreclosure)  of the
Delinquent  Assessment  together  with all  applicable
interest   due   thereon,   the  curing   party  shall
promptly   cause  to  be  recorded  a  further  notice
stating the satisfaction and release of the lien against the defaulting Owner's Parcel.


       12.04 No Waiver.  No delay or  omission  of any
Owner in the exercise of any right  accruing  upon any
default  of any  other  Owner  shall  impair  any such
right  or be  construed  to be a waiver  thereof,  and
every such right  maybe  exercised  at any time during
the  continuance  of such  default.  A  waiver  by any
Owner of a breach  or a  default  of any of the  terms
and  conditions  of this  Agreement by any other Owner
shall  not  be   construed  to  be  a  waiver  of  any
subsequent  breach  or  default  of  the  same  or any
other   provision   of  this   Agreement.   Except  as
otherwise  specifically  provided  in this  Agreement,
no  remedy   provided  in  this  Agreement   shall  be
exclusive, but each shall be cumulative with all other remedies provided in this Agreement and at law or in equity.


       12.05  No   Termination   For   Breach   It  is
expressly  agreed  that  no  breach,  whether  or  not
material,  of the provisions of this  Agreement  shall
entitle  any Owner to  cancel,  rescind  or  otherwise
terminate this Agreement,  but such  limitation  shall
not  affect,  in  any  manner,  any  other  rights  or
remedies   which  any  Owner  may  have  hereunder  by
reason of any breach of the provisions of this Agreement.


                      ARTICLE 13


                    MISCELLANEOUS


       13.01  Severability.  If  any  provision,  or a
portion   thereof,   of   this   Agreement,   or   the
application  thereof  to any  person or  circumstances
shall,  to any extent,  be held  invalid,  inoperative
or  unenforceable,  the  remainder of this  Agreement,
or the  application  of  such  provision,  or  portion
thereof,  to any other persons or circumstances  shall
not  be  affected  thereby;   the  remainder  of  this
Agreement  shall be given  effect as if such  invalid,
inoperative  or  unenforceable  portion  has not  been
included;  such invalid,  inoperative or unenforceable
provision,  or  portion  thereof,  or the  application
thereof to any person or  circumstances,  shall not be
given  effect;  it shall not be  deemed  that any such
invalid,   inoperative  or   unenforceable   provision
affects the consideration for this Agreement; and each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.


       13.02  Estooel  Certificate  At any  time,  and
from  time to time,  within  thirty  (30)  days  after
notice  or  request  by the  holder  of any  actual or
proposed first  Mortgage or ground lease  affecting or
intended  to  affect  any  portion  of  the   Shopping
Center,  or any actual or  proposed  purchaser  of any
portion of the  Shopping  Center,  the then  Owners of
all  Parcels  comprising  the  Shopping  Center  shall
execute and deliver to such  Mortgagee,  ground lessee
or   purchaser  a  statement   certifying   that  this
Agreement is  unmodified  and in full force and effect
or if there  have  been  modifications,  that it is in
full  force  and  effect  as  modified  in the  manner
specified   in  the   statement,   and   that  to  the
knowledge of such Owner there exists no default under this Agreement or circumstances which with the passage of time would result in the existence of such a default, other than as specified therein.


       13.03  Governing Law. This Agreement  shall be
construed in accordance with the laws of the State of California.




       13.04  Headings  The section  headings in this
Agreement are for convenience  only,  shall in no way
define  or  limit  the  scope  or   content  of  this
Agreement   and  shall  not  be   considered  in  any
construction or interpretation of this Agreement or any part thereof.


       13.05   No   Partnership   Nothing   in   this
Agreement shall be construed to make the Owners partners or joint venturers or render any of said
Owners liable for the debts or obligations of the others.


13.06 Notices Any notice, demand,   request, consent,
approval, designation, or other communication made
pursuant to this Agreement by one Owner to any other
Owner shall be in       writing and shall be given or
made or communicated by personal delivery or by United States registered or certified mail, return receipt requested, addressed, in the case of Developer, to:

K & S Market, Inc.
591 Tres Pinos Road
Hollister, California 95023


and addressed, in the case of K mart to:


K mart Corporation
3100 W. Big Beaver Road
Troy, Michigan 48084
Attention: Vice President -- Real Estate


subject to the rights of any Owner to designate a different address by notice similarly given.


             No party  other than K mart  Corporation
or K & S Market,  Inc.  shall be  entitled  to notice
as a  Responsible  Owner unless such party shall have
recorded a notice of its  designation  as Responsible
Owner  as   provided   in  this   Agreement   with  a
description of the Parcel with respect to which it is Responsible Owner with the County Records for the County in which the Shopping Center is located.

             Any notice,  demand,  request,  consent,
approval,   designation  or  other  communication  so
sent  shall be  deemed to have  been  given,  made or
communicated,  as the  case  may be,  on the date the
same was  personally  delivered  or  delivered by the
United   States  mail  as   registered  or  certified
matter, with postage thereon fully prepaid.


       13.07  Mechanic's  Liens If because of any act
or  omission  (or  alleged  act  or  omission)  of an
Owner,   its   employees,   agents,   contractors  or
subcontractors,   any   mechanic's   or  other  lien,
charge  or order  for the  payment  of money or other
encumbrance  shall be filed  against  the  Parcel  of
another  Owner or Owners,  the first Owner shall,  at
its  own  cost  and  expense,  cause  the  same to be
discharged  of record or bonded  within ten (10) days
after  notice to said  Owner of the  filing  thereof;
provided  however,  if  the  first  Owner  has  a net
worth  in  excess  of  One  Hundred  Million  Dollars
($100,000,000)   it  need   not   furnish   the  bond
otherwise  required  hereunder.  In  any  event  said
Owner shall  indemnify  and save  harmless  the other
Owner(s)  from and  against  all costs,  liabilities,
expenses,   suits,  penalties,   claims  and  demands
(including    actual   attorneys   fees   and   costs
incurred)  resulting  therefrom.  If the first  Owner
fails to comply with the  foregoing  provisions,  the
other  Owner(s)  shall have the option of discharging
or   bonding   any  such  lien,   charge,   order  or
encumbrance,   and  the   first   Owner   agrees   to
reimburse   the  other   Owner(s)   for  all   costs,
expenses   and  other  sums  of  money   expended  in
connection therewith.


        IN WITNESS WHEREOF, the parties hereto have hereunto set their respective authorized signatures as of the day and year first above written.



WITNESSED:             SUBLESSOR:  K & S MARKET, INC


                          By: /s/ FRANK KLANER
                              -------------------------
                               Frank Klaner
                          Its: Secretary/ Treasurer


                            K MART CORPORATION,
                             a Michigan corporation

                          By: /s/ M.L. SKILES
                              ------------------------
                                M.L. Skiles
                          Its: Vice President



                   EXHIBIT A


         Legal Description - Shopping Center


Parcel 2 and Parcel 3 of Parcel Map of a portion of Homestead Lot 40 San Justo Rancho, in the City of
Hollister, County of San Benito, State of
California, according to the map thereof, recorded in Book 6 of Parcel Maps at Page 23, San Benito
County Records.


                     EXHIBIT A-1


         Legal Description - Developer Parcel


All  of  Parcel  2  of  Parcel  Map  of a  portion  of
Homestead  Lot 40 San  Justo  Rancho,  in the  City of
Hollister,    County   of   San   Benito,   State   of
California, according to the map thereof, recorded in Book 6 of Parcel Maps at Page 23, San Benito
County Records.


EXCEPTING    THEREFROM    being   more    particularly
described as follows:


BEGINNING  at the  Southeast  corner of said Parcel 2;
thence  North 87 degrees  13  minutes 30 seconds  West
along the South line of said  Parcel 2, a distance  of
578.00  feet;  thence  leaving  the South line of said
Parcel  2 North  02  degrees  46  minutes  30  seconds
East,  a  distance  of 170.00  feet;  thence  North 87
degrees  13  minutes 30  seconds  West  parallel  with
the.  South  line  of said  Parcel  2, a  distance  of
55.00  feet;  thence  North 02  degrees  46 minutes 30
seconds  East,  a  distance  of  136.00  feet;  thence
North 87 degrees 13 minutes 30 seconds  West  parallel
with the South line of said  Parcel 2, a  distance  of
104.00  feet;  thence  North 02  degrees 46 minutes 30
seconds  East,  a distance of 156.12 feet to the point
of intersection  with the  Northwesterly  prolongation
of the  South  line of  that  unrecorded  lease  dated
September  18,  1987  between K & S Market,  Inc.  and
Gary A. Laabs and Betty H.  Laabs,  husband  and wife,
disclosed  by  that   memorandum  of  lease   recorded
September 23, 1987,  Instrument  No.  8707041;  thence
South 75 degrees  03  minutes  55  seconds  East along
the  Northwesterly  prolongation  of the South line of
said  unrecorded  lease,  a distance  of 62.38 feet to
the  Southwest   corner  of  said  unrecorded   lease;
thence  South 75 degrees  03  minutes 55 seconds  East
along said South  line,  a distance  of 185.15 feet to
a point on the West  line of  Parcel 4 of said  Parcel
Map;  thence  South 02  degrees  46 minutes 30 seconds
West  along  the  West  line  of  said   Parcel  4,  a
distance of 4.00 feet to the Southwest corner of said Parcel 4; thence South 87 degrees 13 minutes 30 seconds East along the South line of said Parcel 4, a distance of 140.00 feet to the Southeast corner of said Parcel 4; thence North 02 degrees 46 minutes 30 seconds East along the East line of said Parcel 4, a distance of 200.00 feet to the Northeast corner of said Parcel 4; thence South 87 degrees 13 minutes 30 seconds East along the North line of Parcel 2 of said Parcel Map, a distance of 210.00 feet to the Northwest corner of Parcel 3 of said Parcel Map;
thence South 02 degrees 46 minutes 30 seconds West along the West line of said Parcel 3, a distance of
200.00  feet to the  Southwest  corner of said  Parcel
3;  thence  South 87  degrees  13  minutes  30 seconds
East along the South line of said Parcel 3, a distance of 141.42 feet to the Southeast corner of said Parcel 3; thence South 02 degrees 16 minutes 00 seconds West along the East line of Parcel 2 of said
Parcel  Map,  a  distance  of 406.00  feet to the TRUE
POINT OF BEGINNING.


Containing 6.91 acres more or less.

                     EXHIBIT A-2


          Legal Description - K mart Parcel


All of Parcel 3 and a portion of Parcel 2 of Parcel
Map of a portion of Homestead Lot 40 San Justo
Rancho, in the City of Hollister, County of San
Benito, State of California, according to the map thereof, recorded in Book 6 of Parcel Maps at Page 23,
San Benito County Records and being more particularly described as follows:


BEGINNING  at the  Southeast  corner of said Parcel 2;
thence  North 87 degrees  13  minutes 30 seconds  West
along the South line of said  Parcel 2, a distance  of
578.00  feet;  thence  leaving  the South line of said
Parcel  2 North  02  degrees  46  minutes  30  seconds
East,  a  distance  of 170.00  feet;  thence  North 87
degrees 13 minutes 30 seconds West  parallel  with the
South  line of said  Parcel  2, a  distance  of  55.00
feet;  thence  North 02  degrees 46 minutes 30 seconds
East a  distance  of  136.00  feet;  thence  North  87
degrees 13 minutes 30 seconds West  parallel  with the
South  line of said  Parcel  2, a  distance  of 104.00
feet;  thence  North 02  degrees 46 minutes 30 seconds
East,  a  distance  of  156.12  feet to the  point  of
intersection  with the  Northwesterly  prolongation of
the  South  line  of  that   unrecorded   lease  dated
September  18,  1987  between K & S Market,  Inc.  and
Gary A.  Laabs and Betty H.  Laabs,  husband  and wife
disclosed  by  that   memorandum  of  lease   recorded
September 23, 1987,  Instrument  No.  8707041;  thence
South 75 degrees  03  minutes  55  seconds  East along
the  Northwesterly  prolongation  of the South line of
said  unrecorded  lease,  a distance  of 62.38 feet to
the  Southwest   corner  of  said  unrecorded   lease;
thence  South 75 degrees  03  minutes 53 seconds  East
along said South  line,  a distance  of 185.15 feet to
a point on the West line of  Parcel 4 of said.  Parcel
Map;  thence  South 02  degrees  .6 minutes 30 seconds
West  along  the  West  line  of  said   Parcel  4,  a
distance of 4.00 feet to the Southwest corner of said Parcel 4; thence South 87 degrees 13 minutes 30 seconds East along the South line of said Parcel 4, a distance of 140.00 feet to the Southeast corner of said Parcel 4; thence North 02 degrees 46 minutes 30 seconds East along the East line of said Parcel 4, a distance of 200.00 feet to the Northeast corner of said Parcel 4; thence South 87 degrees 13 minutes 30 seconds East along the North line of Parcel 2 of said Parcel Map, a distance of 210.00 feet to the Northwest corner of Parcel 3 of said Parcel Map;
thence South 02 degrees 46 minutes 30 seconds West along the West line of said Parcel 3, a distance of
200.00  feet to the  Southwest  corner of said  Parcel
3;  thence  South 87  degrees  13  minutes  30 seconds
East along the South line of said Parcel 3, a distance of 141.42 feet to the Southeast corner of said Parcel 3; thence South 02 degrees 16 minutes 00 seconds West along the East line of Parcel 2 of said
Parcel  Map,  a distance  of 406.00  feet to the POINT
OF BEGINNING.


Containing 7.67 acres, ore or less.

                      EXHIBIT B


               Shopping Center Site Plan

             SECOND AMENDMENT TO SUBLEASE

This Second Amendment to Sublease (hereinafter
"Second Amendment") is made and entered
into on October 11, 2000, between Kmart Corporation, a Michigan corporation, having its principal office at 3100 West Big Beaver Road, Troy,
Michigan 48084 (hereinafter referred to as "Sublessor") and Central Coast Bancorp, a California corporation, having its principal office at 301 Main Street, Salinas, California 93901 doing business as Community Bank of Central
California (hereinafter referred to as "Sublessee").

WHEREAS,   Sublessor  and  Sublessee  entered  into  a
Sublease, dated July 17, 2000, (hereinafter referred to as "Sublease"); and

WHEREAS,   Sublessor  and  Sublessee  entered  into  a
First Amendment to Sublease, dated October 11, 2000;

WHEREAS, Sublessor and Sublessee seek to amend the terms of said Sublease as hereinafter provided;

NOW  THEREFORE,   in   consideration   of  the  mutual
covenants herein contained, the parties agree to the following:


1.  Section  1.2a of the  Sublease  and  Exhibit  H is
amended  by  deleting  the  Commencement  Date  of the
Primary   Sublease   Term,   "August  1,   2000,"  and
inserting in lieu thereof the Commencement Date of "September 15, 2000," said date being applicable pursuant to Section 2.2 of the Sublease regarding all other charges other than Minimum Rent;


2. Section 2.2 of the Sublease and Exhibit H is amended by deleting the Rent Commencement
Date, "November 1, 2000", and inserting in lieu thereof the Rent Commencement Date of "December 15,
2000";


3. Section 2.2 of the Sublease and Exhibit H is
further amended by denoting that the Aggregate
Minimum  Rent  for the  Primary  Term,  September  15,
2000,  through July 31, 2003,  shall be at least SIXTY
TWO  THOUSAND   ONE  HUNDRED   FORTY  SIX  AND  45/100
DOLLARS  ($62,146.45)  rather than SIXTY FOUR THOUSAND
EIGHT HUNDRED NINETY AND 00/100 DOLLARS ($64,890.00);

4. Section 2.2 A of Exhibit H is amended by deleting this paragraph in its entirety and inserting in lieu thereof the following:

A. Commencing  December 15, 2000, ("Rent  Commencement
Date",   as  defined  within  the  Sublease)  for  the
period  from  September  15,  2000,  through  July 31,
2001,  FOURTEEN  THOUSAND  TWO  HUNDRED  SIXTY SIX AND
45/lOO  DOLLARS  ($14,266.45),  payable  in the  first
payment  of  ONE   THOUSAND   THIRTY  SIX  AND  45/100
DOLLARS ($1,036.45) and equal monthly installments thereafter through said period of ONE THOUSAND EIGHT
HUNDRED NINETY AND 00/100 DOLLARS ($1,890.00); and

This Second  Amendment  shall become  binding upon the
respective  parties,  their  successors,   heirs,  and
assigns.

Except for the modifications herein stated, all provisions of the Sublease shall continue in full force and effect.


IN WITNESS WHEREOF, Sublessor and Sublessee have cause this Second Amendment to be executed in quadruplicate as of the day and year first above written.



WITNESSES:             SUBLESSOR:  KMART CORPORATION


                       By:  /s/ LORRENCE T. KELLAR
                            -----------------------
                            Lorrence T. Kellar
                       Its: Vice President of Real Estate


                       SUBLESSEE: CENTRAL COAST BANCORP



                       By:  /s/ HARRY WARDWELL
                            ----------------------
                            Harry Wardwell
                       Its: Senior Vice President, Branch Manager



             THIRD AMENDMENT TO SUBLEASE


This Third Amendment to Sublease  ("Third  Amendment")
is entered into on November 27,
2001,   between   Kmart   Corporation,    a   Michigan
corporation,  having  its  principal  office  at  3100
West   Big   Beaver   Road,   Troy,   Michigan   48084
(hereinafter  referred to as "Sublessor")  and Central
Coast    Bancorp,     a    California     corporation,
(hereinafter   referred  to  as  "Sublessee"),   whose
address  is  301  Main  Street,  Salinas,   California
93901.

WHEREAS, Sublessor and Tuan Anh Ngo ("Original
Sublessee:) entered into a sublease, dated
September 22, 1994, ("Sublease");


WHEREAS, Original Sublessee assigned its interest in the Sublease to Thong Ngoc Mai ("First Assignee") on or around June 16, 1995;


WHEREAS, First Assignee assigned his/her interest in the Sublease to Phuong Linh Vu and Tu Tuan Cao on or around December 18, 1998;


WHEREAS, Phuong Linh Vu and Tu Tuan Cao ("Assignor") assigned his interest in the
Sublease to Sublessee on or around January 1, 2002.


WHEREAS, Sublessor and Sublessee seek to amend the Sublease as hereinafter provided;


NOW  THEREFORE,   in   consideration   of  the  mutual
covenants herein contained, the parties agree to the following:


1.   Section  5.1  of  the   Sublease  is  amended  by
deleting the  following,  "conducting  the business of
a nail salon  offering  nail and facial  services  and
other  incidental,  related  products  and  services",
and   inserting   in  lieu   thereof  the   following,
"operating a bank facility opened to the general public";


2.   Section  5.2  of  the   Sublease  is  amended  by
deleting the name,  "Fancy  Nails",  and  inserting in
lieu   the   name,    "Community   Bank   of   Central
California";


4.   This   Third   Amendment   is   contingent   upon
Assignor's interest in the Sublease being assigned to Sublessee as contemplated within the Consent to Assignment, dated November 1, 2001, and the same being fully executed;


This Third  Amendment  shall  become  binding upon the
respective  parties,  their  successors,   heirs,  and
assigns.



This Third Amendment constitutes the entire agreement of Sublessor and Sublessee with respect to the subject matter thereof.

Except for the modifications herein stated, all provisions of the Sublease shall continue in full force and effect.


IN WITNESS WHEREOF, Sublessor and Sublessee have cause this Third Amendment to Sublease to be executed in quadruplicate as of the day and year first above written.




WITNESSES:             SUBLESSOR:  KMART CORPORATION


                          By:  /s/ LORRENCE T. KELLAR
                               ------------------------
                                Lorrence T. Kellar
                          Its: Vice President of Real Estate


                            SUBLESSEE: CENTRAL COAST BANCORP



                          By:  /s/ HARRY WARDWELL
                               ------------------------
                                Harry Wardwell
                          Its: Senior Vice President, Branch Manager







ASSIGNOR: Phuong Linh Vu and Tu Tuan Cao, jointly and severally, as Assignor, by signing below agree that they were aware of the contemplated change of use when they assigned their interest in the Sublease to Assignee and approve the same.


WITNESSES:                By: /s/ PHUONG LINH VU
                              ---------------------
                               Phuong Linh Vu



                          By: /s/ TU TUAN CAO
                              ---------------------
                               Tu Tuan Cao



             FOURTH AMENDMENT TO SUBLEASE


This   Fourth    Amendment   to   Sublease    ("Fourth
Amendment")  is entered  into on  November  27,  2001,
between  Kmart  Corporation,  a Michigan  corporation,
having  its  principal  office at 3100 West Big Beaver
Road, Troy,  Michigan 48084  (hereinafter  referred to
as   "Sublessor")   and  Central  Coast   Bancorp,   a
California  corporation,  whose  address  is 301  Main
Street,   Salinas,   California   93901   (hereinafter
referred to as "Sublessee").

WHEREAS,   Sublessor  and  Tuan  Anh  Ngo  ("Original
Sublessee")   entered   into   a   Sublease,    dated
September  22,  1994,  for  Demised   Premises  (Unit
491C, formerly Unit 102) as more fully described therein;


WHEREAS, the Original Tenant assigned its interest in the Sublease to Thong Ngoc Mai ("First Assignee") on or about June 16, 1995;


WHEREAS, First Assignee assigned his/her interest in the Sublease to Phuong Linh Vu and Tu Tuan Cao
("Assignor") on or around December 18, 1998;

WHEREAS,  Sublessor and Assignor  entered into a First
Amendment to Sublease, dated June 9, 1999;

WHEREAS,   Sublessor  and  Assignor   entered  into  a
Second Amendment to Sublease, dated October 10, 2000;


WHEREAS,   Assignor   assigned  its  interest  in  the
Sublease to Sublessee on or around November 1, 2001;

WHEREAS,  Sublessor  and  Sublessee  entered  into  a
Third  Amendment  to  Sublease  ("Third  Amendment"),
dated  November  27,  2001;   said  Third   Amendment
modifying  this  September  22,  1994,  Sublease  and
being a  separate  Third  Amendment  than  the  Third
Amendment   to  the  July  17,   2000,   sublease  as
described below;

WHEREAS, Sublessor and Sublessee seek to cancel this Sublease, effective the same date that the Third Amendment to the Sublease is fully executed;
said sublease being a separate  sublease,  dated July
17, 2000, and defined below;


WHEREAS,  Sublessor  and  Sublessee  entered  into  a
separate  Sublease,  dated July 17, 2000, as amended,
("July 17, 2000,  Sublease")  between  Sublessor  and
Sublessee   and  desire  that  this  July  17,  2000,
sublease replace this September 22, 1994, Sublease in its entirety which is the subject of this Fourth
Amendment;

NOW  THEREFORE,   in   consideration  of  the  mutual
covenants herein contained, the parties agree to the following:

1.  Upon the  Third  Amendment  to  Sublease  for the
July  17,  2000,   sublease  between   Sublessor  and
Sublessee  being fully  executed,  this September 22,
1994,  Sublease  shall  be  canceled  and of no force
and  effect  and the July 17,  2000,  sublease  shall
govern  the   relationship   between   Sublessor  and
Sublessee for the Demised Premises;

This Fourth Amendment shall become binding upon the respective parties, their successors, heirs, and assigns;

This  Fourth   Amendment   constitutes   the  entire
agreement of Sublessor and Sublessee with respect to the subject matter thereof; and

IN WITNESS WHEREOF, Sublessor and Sublessee have cause this Fourth Amendment to Sublease to be executed in quadruplicate as of the day and year first above written.







WITNESSES:             SUBLESSOR:  KMART CORPORATION


                          By:  /s/ LORRENCE T. KELLAR
                               -----------------------
                                Lorrence T. Kellar
                          Its: Vice President of Real Estate


                            SUBLESSEE: CENTRAL COAST BANCORP



                          By: /s/ HARRY WARDWELL
                              -------------------------
                                Harry Wardwell
                          Its: Senior Vice President, Branch Manager